UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02794

MFS SERIES TRUST III

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: January 31

Date of reporting period: January 31, 2014*

*	Effective March 31, 2014, MFS High Yield Opportunities Fund was redesignated as MFS Global High Yield Fund.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

January 31, 2014

MFS® HIGH INCOME FUND

MFH-ANN

MFS® HIGH INCOME FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

It’s a new year, and with it a more sober mood has arrived. During 2013, stocks delivered robust gains across many countries, global regions and economic sectors. It’s too early to draw conclusions for all of 2014, but several weak economic reports have weighed on investors’ minds.

Additionally, concerns have risen that China could stumble as it shifts to a consumer-driven economy, and the U.S. Federal Reserve has started to taper its bond-buying stimulus program, thereby reducing global liquidity. These potential headwinds from the world’s two largest economies have helped cause a flight from emerging markets such as Argentina, Russia, India, Turkey and South Africa. Compounding concerns, some of these countries face their own economic and political challenges. The widespread volatility resulting from all this is a reminder of how interconnected the global economy is.

On the brighter side, U.S. economic reports have remained fairly positive and other major developed markets, including Germany,

Japan and the United Kingdom, have continued to release reasonably strong data. Even the economies of some of the eurozone’s weaker links, including Greece, Portugal and Italy, appear to be growing after a prolonged slump.

In uncertain times such as these, it is particularly important to remember that managing risk should always be a top priority. At MFS®, active risk management is an integral part of our collaborative process. Our global team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and believe in the value of maintaining a long-term view and applying proven principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

March 18, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Energy-Independent	8.5%
Medical & Health Technology & Services	5.2%
Broadcasting	4.5%
Telecommunications-Wireless	4.2%
Transportation-Services	3.7%

Composition including fixed income credit quality (a)(i)
BBB	3.2%
BB	34.8%
B	43.2%
CCC	15.5%
CC (o)	0.0%
C (o)	0.0%
D (o)	0.0%
Not Rated	1.5%
Non-Fixed Income	0.6%
Cash & Other	1.2%

Portfolio facts (i)
Average Duration (d)	4.3
Average Effective Maturity (m)	6.9 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.

2

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 1/31/14.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2014, Class A shares of the MFS High Income Fund (“fund”) provided a total return of 5.71%, at net asset value. This compares with a return of 6.76% for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Detractors from Performance

The portion of the fund’s return derived from yield, which was less than that of the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, was a primary factor that detracted from relative results.

The fund’s lesser exposure to “B” and “CCC” rated (r) securities also weakened relative results as these credit quality sectors outperformed higher-credit quality issues. The fund’s lesser exposure to the telecommunications sector also detracted from relative performance as this market segment performed well over the reporting period.

Among individual securities, the fund’s holdings of electric power utility Energy Future Holdings and natural gas pipelline company El Paso Energy were among the fund’s top relative detractors for the reporting period.

4

Management Review – continued

Contributors to Performance

The fund’s yield curve (y) positioning, particularly the fund’s lesser exposure to shifts in the middle portion (centered around maturities of 7 years) and in the long end (centered around maturities of 10 or more years) of the yield curve was an area of relative strength as yields increased during the period.

Strong bond selection, particularly in the industrial sector, also supported relative performance during the period.

The fund’s long credit positions in North American High Yield Series 19 Credit Default Index Swaps was another source of relative strength. Credit in the high yield bond market generally improved causing a tightening of credit spreads in this segment of the market during the period. The fund benefited from these positions because it took a long exposure to spreads in the underlying high yield index.

Respectfully,

William Adams	David Cole
Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 1/31/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	2/17/78	5.71%	15.58%	6.66%	N/A
B	9/27/93	4.93%	14.64%	5.88%	N/A
C	1/03/94	4.93%	14.70%	5.88%	N/A
I	1/02/97	5.98%	15.80%	6.93%	N/A
R1	4/01/05	4.93%	14.64%	N/A	5.98%
R2	10/31/03	5.45%	15.29%	6.35%	N/A
R3	4/01/05	5.71%	15.58%	N/A	6.80%
R4	4/01/05	5.98%	15.86%	N/A	7.08%
R5	6/01/12	6.06%	N/A	N/A	10.10%
529A	7/31/02	5.69%	15.50%	6.49%	N/A
529B	7/31/02	4.87%	14.65%	5.75%	N/A
529C	7/31/02	4.88%	14.55%	5.72%	N/A
Comparative benchmark
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		6.76%	17.60%	8.48%	N/A
Average annual with sales charge
A With initial Sales Charge (4.75%)		0.69%	14.46%	6.14%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		0.94%	14.40%	5.88%	N/A
C With CDSC (1% for 12 months) (v)		3.93%	14.70%	5.88%	N/A
529A With initial Sales Charge (4.75%)		0.67%	14.38%	5.97%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		0.89%	14.41%	5.75%	N/A
529C With CDSC (1% for 12 months) (v)		3.88%	14.55%	5.72%	N/A

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2013 through January 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2013 through January 31, 2014.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/13	Ending Account Value 1/31/14	Expenses Paid During Period (p) 8/01/13-1/31/14
A	Actual	0.93%	$1,000.00	$1,040.58	$4.78
	Hypothetical (h)	0.93%	$1,000.00	$1,020.52	$4.74
B	Actual	1.69%	$1,000.00	$1,036.73	$8.68
	Hypothetical (h)	1.69%	$1,000.00	$1,016.69	$8.59
C	Actual	1.69%	$1,000.00	$1,036.67	$8.68
	Hypothetical (h)	1.69%	$1,000.00	$1,016.69	$8.59
I	Actual	0.69%	$1,000.00	$1,041.92	$3.55
	Hypothetical (h)	0.69%	$1,000.00	$1,021.73	$3.52
R1	Actual	1.69%	$1,000.00	$1,036.72	$8.68
	Hypothetical (h)	1.69%	$1,000.00	$1,016.69	$8.59
R2	Actual	1.19%	$1,000.00	$1,039.29	$6.12
	Hypothetical (h)	1.19%	$1,000.00	$1,019.21	$6.06
R3	Actual	0.94%	$1,000.00	$1,040.59	$4.83
	Hypothetical (h)	0.94%	$1,000.00	$1,020.47	$4.79
R4	Actual	0.69%	$1,000.00	$1,041.86	$3.55
	Hypothetical (h)	0.69%	$1,000.00	$1,021.73	$3.52
R5	Actual	0.61%	$1,000.00	$1,042.29	$3.14
	Hypothetical (h)	0.61%	$1,000.00	$1,022.13	$3.11
529A	Actual	0.97%	$1,000.00	$1,040.62	$4.99
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94
529B	Actual	1.74%	$1,000.00	$1,036.46	$8.93
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84
529C	Actual	1.74%	$1,000.00	$1,036.47	$8.93
	Hypothetical (h)	1.74%	$1,000.00	$1,016.43	$8.84

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A and Class 529A shares, this rebate reduced the expense ratios above by 0.01% and 0.02%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

1/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 93.0%
Issuer	Shares/Par	Value ($)
Aerospace - 2.2%
Alliant Techsystems, Inc., 5.25%, 2021 (n)	$1,520,000	$1,531,400
Bombardier, Inc., 7.5%, 2018 (n)	3,280,000	3,657,200
Bombardier, Inc., 7.75%, 2020 (n)	2,770,000	3,064,313
Bombardier, Inc., 6.125%, 2023 (n)	3,625,000	3,570,625
CPI International, Inc., 8%, 2018	3,907,000	4,102,350
Huntington Ingalls Industries, Inc., 7.125%, 2021	6,395,000	7,050,488
Kratos Defense & Security Solutions, Inc., 10%, 2017	6,835,000	7,330,538

		$30,306,914
Apparel Manufacturers - 0.9%
Hanesbrands, Inc., 6.375%, 2020	$2,990,000	$3,259,100
Jones Group, Inc., 6.875%, 2019	2,125,000	2,172,813
PVH Corp., 7.375%, 2020	3,895,000	4,245,550
PVH Corp., 4.5%, 2022	2,120,000	1,998,100

		$11,675,563
Asset-Backed & Securitized - 0.2%
Citigroup Commercial Mortgage Trust, FRN, 5.707%, 2049	$2,948,120	$352,507
CWCapital Cobalt Ltd., CDO, “E2”, 6%, 2045 (p)(z)	1,346,855	13
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.539%, 2050 (p)(z)	654,604	4,170
CWCapital Cobalt Ltd., CDO, “G”, FRN, 1.739%, 2050 (p)(z)	2,045,706	20
Falcon Franchise Loan LLC, FRN, 13.488%, 2025 (i)(z)	969,627	328,703
First Union National Bank Commercial Mortgage Trust, 6.75%, 2032	1,452,123	726,766
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)	133,615	136,488
JPMorgan Chase Commercial Mortgage Securities Corp., “C”, FRN, 5.994%, 2051	2,285,000	1,239,098
LB Commercial Conduit Mortgage Trust, FRN, 1.248%, 2030 (i)	2,111,819	57,089
Morgan Stanley Capital I, Inc., FRN, 1.411%, 2039 (i)(z)	5,379,940	35,830

		$2,880,684
Automotive - 2.9%
Accuride Corp., 9.5%, 2018	$5,815,000	$5,800,463
Allison Transmission, Inc., 7.125%, 2019 (n)	6,660,000	7,192,800
General Motors Financial Co., Inc., 6.75%, 2018	3,270,000	3,735,975
General Motors Financial Co., Inc., 4.25%, 2023	2,135,000	2,044,263
Goodyear Tire & Rubber Co., 6.5%, 2021	5,860,000	6,248,225
Goodyear Tire & Rubber Co., 7%, 2022	1,340,000	1,457,250
Jaguar Land Rover PLC, 7.75%, 2018 (n)	1,385,000	1,488,875
Jaguar Land Rover PLC, 8.125%, 2021 (n)	7,060,000	7,995,450

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Automotive - continued
Jaguar Land Rover PLC, 5.625%, 2023 (n)	$1,055,000	$1,076,100
Lear Corp., 8.125%, 2020	1,543,000	1,689,585
Lear Corp., 4.75%, 2023 (n)	885,000	836,325

		$39,565,311
Broadcasting - 4.4%
AMC Networks, Inc., 7.75%, 2021	$4,606,000	$5,170,235
Clear Channel Communications, Inc., 9%, 2021	4,242,000	4,284,420
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022	830,000	848,675
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022	3,080,000	3,164,700
Clear Channel Worldwide Holdings, Inc., “A”, 7.625%, 2020	170,000	178,500
Clear Channel Worldwide Holdings, Inc., “B”, 7.625%, 2020	1,570,000	1,656,350
Hughes Network Systems LLC, 7.625%, 2021	1,920,000	2,179,200
IAC/InterActive Corp., 4.875%, 2018 (n)	700,000	721,000
IAC/InterActive Corp., 4.75%, 2022	2,870,000	2,704,975
Intelsat Jackson Holdings S.A., 6.625%, 2022 (n)	3,215,000	3,319,488
Intelsat Jackson Holdings S.A., 6.625%, 2022	3,660,000	3,778,950
Intelsat S.A., 8.125%, 2023 (n)	6,245,000	6,760,213
Liberty Media Corp., 8.5%, 2029	4,285,000	4,670,650
Liberty Media Corp., 8.25%, 2030	40,000	42,300
Netflix, Inc., 5.375%, 2021 (n)	3,625,000	3,656,719
Nexstar Broadcasting, Inc., 6.875%, 2020	3,270,000	3,490,725
SIRIUS XM Radio, Inc., 4.25%, 2020 (n)	1,360,000	1,269,900
SIRIUS XM Radio, Inc., 5.875%, 2020 (n)	460,000	465,175
SIRIUS XM Radio, Inc., 5.25%, 2022 (n)	1,515,000	1,566,131
Univision Communications, Inc., 6.875%, 2019 (n)	3,455,000	3,705,488
Univision Communications, Inc., 7.875%, 2020 (n)	3,145,000	3,459,500
Univision Communications, Inc., 8.5%, 2021 (n)	2,090,000	2,293,775

		$59,387,069
Brokerage & Asset Managers - 0.6%
E*TRADE Financial Corp., 6.375%, 2019	$7,825,000	$8,411,875

Building - 3.5%
Allegion U.S. Holding Co., Inc., 5.75%, 2021 (n)	$2,205,000	$2,276,663
Boise Cascade Co., 6.375%, 2020	2,280,000	2,376,900
Building Materials Holding Corp., 6.875%, 2018 (n)	950,000	1,002,250
Building Materials Holding Corp., 7%, 2020 (n)	1,150,000	1,227,625
Building Materials Holding Corp., 6.75%, 2021 (n)	4,385,000	4,708,394
CEMEX Espana S.A., 9.25%, 2020	3,215,000	3,477,023
CEMEX Espana S.A., 9.25%, 2020 (n)	1,180,000	1,276,170
CEMEX S.A.B. de C.V., 5.875%, 2019 (n)	669,000	669,000
CEMEX S.A.B. de C.V., 6.5%, 2019 (n)	546,000	554,190
CEMEX S.A.B. de C.V., 7.25%, 2021 (n)	2,145,000	2,203,988

12

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Building - continued
Gibraltar Industries, Inc., 6.25%, 2021		$1,555,000	$1,611,369
HD Supply, Inc., 8.125%, 2019		2,470,000	2,746,331
HD Supply, Inc., 7.5%, 2020		5,440,000	5,807,200
Headwaters, Inc., 7.25%, 2019 (z)		1,460,000	1,496,500
Headwaters, Inc., 7.625%, 2019		1,165,000	1,258,200
Nortek, Inc., 8.5%, 2021		4,750,000	5,248,750
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10%, 2020 (n)		2,800,000	3,143,000
USG Corp., 6.3%, 2016		3,075,000	3,297,938
USG Corp., 7.875%, 2020 (n)		1,570,000	1,774,100
USG Corp., 5.875%, 2021 (n)		910,000	957,775

			$47,113,366
Business Services - 2.1%
Equinix, Inc., 4.875%, 2020		$2,550,000	$2,562,750
Equinix, Inc., 5.375%, 2023		1,955,000	1,915,900
Fidelity National Information Services, Inc., 5%, 2022		3,080,000	3,179,013
First Data Corp., 10.625%, 2021 (n)		4,500,000	4,905,000
iGATE Corp., 9%, 2016		4,863,000	5,142,623
Iron Mountain, Inc., 8.375%, 2021		2,554,000	2,732,780
Iron Mountain, Inc., 6%, 2023		3,350,000	3,446,313
Lender Processing Services, Inc., 5.75%, 2023		1,415,000	1,485,750
NeuStar, Inc., 4.5%, 2023		3,270,000	2,804,025

			$28,174,154
Cable TV - 3.6%
CCO Holdings LLC, 8.125%, 2020		$6,590,000	$7,166,625
CCO Holdings LLC, 7.375%, 2020		1,305,000	1,419,188
CCO Holdings LLC, 6.5%, 2021		2,840,000	2,967,800
CCO Holdings LLC/CCO Capital Corp., 5.75%, 2024		1,625,000	1,580,313
Cequel Communications Holdings, 6.375%, 2020 (n)		4,165,000	4,258,713
Cequel Communications Holdings I LLC, 5.125%, 2021 (n)		1,020,000	958,800
DISH DBS Corp., 6.75%, 2021		3,410,000	3,640,175
DISH DBS Corp., 5%, 2023		1,775,000	1,664,063
Lynx I Corp., 5.375%, 2021 (n)		1,575,000	1,578,938
Lynx II Corp., 6.375%, 2023 (n)		1,065,000	1,086,300
Nara Cable Funding Ltd., 8.875%, 2018 (n)		985,000	1,068,725
Telenet Finance Luxembourg, 6.375%, 2020 (n)	EUR	1,875,000	2,718,473
Time Warner Cable, Inc., 4.5%, 2042		$3,315,000	2,537,503
Unitymedia Hessen, 5.5%, 2023 (n)		2,915,000	2,915,000
UPC Holding B.V., 9.875%, 2018 (n)		2,910,000	3,099,150
UPCB Finance III Ltd., 6.625%, 2020 (n)		5,403,000	5,727,180
Virgin Media Finance PLC, 8.375%, 2019		865,000	935,281

13

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Cable TV - continued
Ziggo Bond Co. B.V., 8%, 2018 (n)	EUR	2,225,000	$3,188,411

			$48,510,638
Chemicals - 3.0%
Celanese U.S. Holdings LLC, 5.875%, 2021		$828,000	$881,820
Celanese U.S. Holdings LLC, 4.625%, 2022		1,760,000	1,702,800
Flash Dutch 2 B.V./U.S. Coatings Acquisition, 7.375%, 2021 (n)		3,365,000	3,625,788
Hexion U.S. Finance Corp., 6.625%, 2020		2,190,000	2,272,125
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2018		3,005,000	3,125,200
Huntsman International LLC, 8.625%, 2021		5,885,000	6,635,338
INEOS Finance PLC, 8.375%, 2019 (n)		4,145,000	4,569,863
INEOS Group Holdings S.A., 6.125%, 2018 (n)		3,665,000	3,729,138
NOVA Chemicals Corp., 5.25%, 2023 (n)		2,535,000	2,598,375
Polypore International, Inc., 7.5%, 2017		1,560,000	1,649,700
Taminco Global Chemical Corp., 9.75%, 2020 (z)		3,745,000	4,231,850
Tronox Finance LLC, 6.375%, 2020		5,450,000	5,518,125

			$40,540,122
Computer Software - 0.9%
Infor (US), Inc., 11.5%, 2018		$2,545,000	$2,939,475
Syniverse Holdings, Inc., 9.125%, 2019		5,140,000	5,609,025
VeriSign, Inc., 4.625%, 2023		3,625,000	3,470,938

			$12,019,438
Computer Software - Systems - 0.7%
Audatex North America, Inc., 6%, 2021 (n)		$3,560,000	$3,711,300
Audatex North America, Inc., 6.125%, 2023 (n)		835,000	864,225
CDW LLC/CDW Finance Corp., 12.535%, 2017		146,000	152,935
CDW LLC/CDW Finance Corp., 8.5%, 2019		3,795,000	4,165,013

			$8,893,473
Conglomerates - 2.0%
Amsted Industries, Inc., 8.125%, 2018 (n)		$4,290,000	$4,493,775
BC Mountain LLC, 7%, 2021 (n)		4,355,000	4,463,875
Dynacast International LLC, 9.25%, 2019		2,295,000	2,533,106
Griffon Corp., 7.125%, 2018		2,412,000	2,550,690
Renaissance Acquisition, 6.875%, 2021 (n)		5,585,000	5,598,963
Rexel S.A., 6.125%, 2019 (n)		3,200,000	3,328,000
Rexel S.A., 5.25%, 2020 (n)		217,000	218,085
Silver II Borrower, 7.75%, 2020 (n)		3,785,000	4,012,100

			$27,198,594
Construction - 0.2%
Empresas ICA Sociedad Controladora S.A. de C.V., 8.9%, 2021		$2,555,000	$2,580,550

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Products - 1.0%
Elizabeth Arden, Inc., 7.375%, 2021	$3,216,000	$3,425,040
Jarden Corp., 7.5%, 2020	3,195,000	3,450,600
Prestige Brands, Inc., 8.125%, 2020	1,531,000	1,710,893
Prestige Brands, Inc., 5.375%, 2021 (z)	1,450,000	1,450,000
Spectrum Brands, Inc., 6.375%, 2020	3,270,000	3,474,375

		$13,510,908
Consumer Services - 1.3%
ADT Corp., 6.25%, 2021 (n)	$3,135,000	$3,241,433
ADT Corp., 4.125%, 2023	1,585,000	1,394,589
Grupo Posadas S.A.B. de C.V., 7.875%, 2017	2,125,000	2,148,906
Monitronics International, Inc., 9.125%, 2020	3,885,000	4,137,525
QVC, Inc., 7.375%, 2020 (n)	1,995,000	2,164,687
Service Corp. International, 7%, 2017	4,180,000	4,712,950

		$17,800,090
Containers - 3.1%
Ardagh Packaging Finance PLC, 7%, 2020 (n)	$748,235	$757,588
Ardagh Packaging Finance PLC, 7.375%, 2017 (n)	2,530,000	2,703,938
Ardagh Packaging Finance PLC, 9.125%, 2020 (n)	4,110,000	4,469,625
Ardagh Packaging Finance PLC, 9.125%, 2020 (n)	400,000	437,000
Ball Corp., 5%, 2022	1,624,000	1,613,850
Ball Corp., 4%, 2023	1,245,000	1,136,063
Berry Plastics Group, Inc., 9.5%, 2018	1,190,000	1,267,350
Berry Plastics Group, Inc., 9.75%, 2021	2,645,000	3,041,750
Beverage Packaging Holdings Group, 6%, 2017 (z)	570,000	584,250
Crown American LLC, 4.5%, 2023	6,350,000	6,016,625
Exopack Holdings S.A., 7.875%, 2019 (n)	2,580,000	2,670,300
Greif, Inc., 6.75%, 2017	1,410,000	1,559,813
Greif, Inc., 7.75%, 2019	795,000	898,350
Reynolds Group, 7.125%, 2019	2,925,000	3,093,188
Reynolds Group, 9.875%, 2019	1,030,000	1,138,150
Reynolds Group, 5.75%, 2020	2,760,000	2,822,100
Reynolds Group, 8.25%, 2021	7,195,000	7,644,688

		$41,854,628
Defense Electronics - 0.3%
Ducommun, Inc., 9.75%, 2018	$3,256,000	$3,646,720

Electrical Equipment - 0.1%
Avaya, Inc., 9.75%, 2015	$1,255,000	$1,248,725
Avaya, Inc., 7%, 2019 (n)	805,000	794,938

		$2,043,663

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Electronics - 0.8%
Nokia Corp., 5.375%, 2019	$1,075,000	$1,111,281
Nokia Corp., 6.625%, 2039	1,345,000	1,338,275
NXP B.V., 5.75%, 2021 (n)	870,000	900,450
NXP B.V., 5.75%, 2023 (n)	3,430,000	3,430,000
Sensata Technologies B.V., 6.5%, 2019 (n)	3,770,000	4,052,750

		$10,832,756
Energy - Independent - 8.2%
Antero Resources Finance Corp., 6%, 2020	$2,860,000	$3,013,725
Antero Resources Finance Corp., 5.375%, 2021 (n)	2,650,000	2,669,875
Bill Barrett Corp., 7%, 2022	2,870,000	2,991,975
BreitBurn Energy Partners LP, 8.625%, 2020	1,395,000	1,503,113
BreitBurn Energy Partners LP, 7.875%, 2022	5,555,000	5,909,131
Carrizo Oil & Gas, Inc., 8.625%, 2018	995,000	1,074,600
Carrizo Oil & Gas, Inc., 7.5%, 2020	2,735,000	2,981,150
Chaparral Energy, Inc., 7.625%, 2022	4,745,000	5,112,738
Cimarex Energy Co., 5.875%, 2022	1,235,000	1,315,275
Concho Resources, Inc., 6.5%, 2022	4,690,000	5,053,475
Concho Resources, Inc., 5.5%, 2023	3,140,000	3,171,400
Denbury Resources, Inc., 8.25%, 2020	3,675,000	4,024,125
Denbury Resources, Inc., 4.625%, 2023	2,275,000	2,098,688
Energy XXI Gulf Coast, Inc., 9.25%, 2017	3,510,000	3,861,000
Energy XXI Gulf Coast, Inc., 7.5%, 2021 (n)	1,285,000	1,333,188
EP Energy LLC, 6.875%, 2019	1,435,000	1,544,419
EP Energy LLC, 9.375%, 2020	5,265,000	6,054,750
EP Energy LLC, 7.75%, 2022	6,260,000	6,917,300
EPL Oil & Gas, Inc., 8.25%, 2018	4,555,000	4,896,625
Halcon Resources Corp., 8.875%, 2021	4,055,000	4,044,863
Harvest Operations Corp., 6.875%, 2017	3,985,000	4,343,650
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020 (n)	1,870,000	2,019,600
Laredo Petroleum, Inc., 9.5%, 2019	1,955,000	2,177,381
Laredo Petroleum, Inc., 5.625%, 2022 (z)	560,000	557,200
Laredo Petroleum, Inc., 7.375%, 2022	1,155,000	1,261,838
LINN Energy LLC, 8.625%, 2020	2,050,000	2,214,000
LINN Energy LLC, 7.75%, 2021	2,516,000	2,666,960
MEG Energy Corp., 6.5%, 2021 (n)	1,840,000	1,913,600
Northern Blizzard Resources, Inc., 7.25%, 2022 (z)	2,780,000	2,780,000
Oasis Petroleum, Inc., 6.875%, 2022 (n)	1,925,000	2,040,500
QEP Resources, Inc., 6.875%, 2021	3,650,000	3,932,875
Range Resources Corp., 5%, 2022	3,055,000	3,028,269
SandRidge Energy, Inc., 8.125%, 2022	5,665,000	5,927,006
SM Energy Co., 6.5%, 2021	3,520,000	3,748,800
Whiting Petroleum Corp., 5%, 2019	1,970,000	2,024,175

		$110,207,269

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Engineering - Construction - 0.3%
BakerCorp International, Inc., 8.25%, 2019	$3,580,000	$3,633,700

Entertainment - 1.3%
Activision Blizzard, Inc., 6.125%, 2023 (n)	$2,365,000	$2,465,513
Cedar Fair LP, 9.125%, 2018	1,875,000	2,025,000
Cedar Fair LP, 5.25%, 2021	4,270,000	4,259,325
Cinemark USA, Inc., 5.125%, 2022	2,805,000	2,731,369
Cinemark USA, Inc., 4.875%, 2023	2,495,000	2,357,775
Six Flags Entertainment Corp., 5.25%, 2021 (n)	4,115,000	4,073,850

		$17,912,832
Financial Institutions - 5.5%
Aircastle Ltd., 4.625%, 2018	$3,385,000	$3,410,388
Aviation Capital Group, 4.625%, 2018 (n)	2,300,000	2,405,961
Aviation Capital Group, 6.75%, 2021 (n)	3,515,000	3,855,762
CIT Group, Inc., 5.25%, 2018	3,330,000	3,546,450
CIT Group, Inc., 6.625%, 2018 (n)	5,369,000	6,013,280
CIT Group, Inc., 5.5%, 2019 (n)	3,347,000	3,564,555
CIT Group, Inc., 5%, 2022	4,690,000	4,666,550
Icahn Enterprises LP, 6%, 2020	1,785,000	1,840,781
Icahn Enterprises LP, 6%, 2020 (z)	1,945,000	2,015,506
Icahn Enterprises LP, 5.875%, 2022 (n)	3,305,000	3,276,081
International Lease Finance Corp., 7.125%, 2018 (n)	3,601,000	4,168,158
Nationstar Mortgage LLC/Capital Corp., 10.875%, 2015	2,285,000	2,310,706
Nationstar Mortgage LLC/Capital Corp., 6.5%, 2018	2,615,000	2,641,150
Nationstar Mortgage LLC/Capital Corp., 9.625%, 2019	1,130,000	1,268,425
Nationstar Mortgage LLC/Capital Corp., 7.875%, 2020	5,115,000	5,217,300
PHH Corp., 7.375%, 2019	2,680,000	2,887,700
PHH Corp., 6.375%, 2021	1,385,000	1,388,463
SLM Corp., 8.45%, 2018	4,015,000	4,652,381
SLM Corp., 4.875%, 2019	930,000	920,608
SLM Corp., 8%, 2020	8,225,000	9,181,116
SLM Corp., 7.25%, 2022	4,225,000	4,478,500

		$73,709,821
Food & Beverages - 1.1%
B&G Foods, Inc., 4.625%, 2021	$1,575,000	$1,525,781
Constellation Brands, Inc., 3.75%, 2021	525,000	502,031
Constellation Brands, Inc., 4.25%, 2023	3,885,000	3,671,325
Darling Escrow Corp., 5.375%, 2022 (n)	3,195,000	3,218,963
Hawk Acquisition Sub, Inc., 4.25%, 2020 (n)	2,610,000	2,551,275
Sun Merger Sub, Inc., 5.875%, 2021 (n)	3,385,000	3,435,775

		$14,905,150

17

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Forest & Paper Products - 0.8%
Appvion, Inc., 9%, 2020 (n)		$3,130,000	$3,216,075
Smurfit Kappa Group PLC, 4.875%, 2018 (n)		1,825,000	1,902,563
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	1,920,000	2,790,294
Tembec Industries, Inc., 11.25%, 2018		$2,285,000	2,507,788

			$10,416,720
Gaming & Lodging - 2.8%
Caesars Entertainment Operating Co., Inc., 8.5%, 2020		$1,630,000	$1,540,350
CCM Merger, Inc., 9.125%, 2019 (z)		3,945,000	4,161,975
Chester Downs & Marina LLC, 9.25%, 2020 (n)		1,750,000	1,719,375
Hilton Worldwide Finance Co., 5.625%, 2021 (n)		2,540,000	2,628,900
Isle of Capri Casinos, Inc., 8.875%, 2020		2,745,000	2,971,463
Isle of Capri Casinos, Inc., 5.875%, 2021		715,000	727,513
MGM Resorts International, 11.375%, 2018		2,100,000	2,698,500
MGM Resorts International, 6.625%, 2021		3,540,000	3,770,100
Pinnacle Entertainment, Inc., 8.75%, 2020		2,545,000	2,786,775
Playa Resorts Holdings B.V., 8%, 2020 (n)		1,235,000	1,315,275
PNK Finance Corp., 6.375%, 2021 (n)		2,185,000	2,239,625
Ryman Hospitality Properties, Inc., REIT, 5%, 2021		1,920,000	1,886,400
Seven Seas Cruises S. DE R.L., 9.125%, 2019		4,755,000	5,254,275
Wynn Las Vegas LLC, 7.75%, 2020		3,830,000	4,260,875

			$37,961,401
Health Maintenance Organizations - 0.1%
Wellcare Health Plans, Inc., 5.75%, 2020		$1,525,000	$1,578,375

Industrial - 1.3%
Dematic S.A., 7.75%, 2020 (n)		$5,925,000	$6,295,313
Howard Hughes Corp., 6.875%, 2021 (n)		3,175,000	3,309,938
Hyva Global B.V., 8.625%, 2016 (n)		1,989,000	1,979,055
Mueller Water Products, Inc., 8.75%, 2020		1,952,000	2,186,240
SPL Logistics Escrow LLC, 8.875%, 2020 (n)		3,320,000	3,585,600

			$17,356,146
Insurance - 0.1%
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)		$799,000	$1,026,715

Insurance - Property & Casualty - 0.4%
XL Group PLC, 6.5% to 2017, FRN to 2049		$5,275,000	$5,169,500

International Market Quasi-Sovereign - 0.2%
Eksportfinans A.S.A., 5.5%, 2016		$1,090,000	$1,151,585
Eksportfinans A.S.A., 5.5%, 2017		1,805,000	1,913,300

			$3,064,885

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Machinery & Tools - 1.9%
Blueline Rental Finance Corp., 7%, 2019 (z)	$1,405,000	$1,452,419
Case New Holland, Inc., 7.875%, 2017	2,070,000	2,424,488
CNH Capital LLC, 3.625%, 2018	2,610,000	2,639,363
H&E Equipment Services Co., 7%, 2022	4,425,000	4,801,125
Jurassic Holdings III, Inc., 6.875%, 2021 (z)	2,645,000	2,658,225
NESCO LLC/NESCO Holdings Corp., 11.75%, 2017 (n)	4,285,000	4,799,200
RSC Equipment Rental, Inc., 8.25%, 2021	2,910,000	3,266,475
United Rentals North America, Inc., 5.75%, 2018	1,420,000	1,517,625
United Rentals North America, Inc., 7.625%, 2022	2,412,000	2,713,500

		$26,272,420
Major Banks - 1.7%
Bank of America Corp., FRN, 5.2%, 2049	$6,920,000	$6,196,860
Barclays Bank PLC, 7.625%, 2022	3,460,000	3,676,250
Credit Suisse Group AG, 6.5%, 2023 (n)	2,248,000	2,388,500
JPMorgan Chase & Co. , 6% to 2023, FRN to 2049	6,525,000	6,280,313
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)	1,370,000	1,452,200
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	3,320,000	3,506,750

		$23,500,873
Medical & Health Technology & Services - 5.1%
AmSurg Corp., 5.625%, 2020	$1,250,000	$1,300,000
CHS/Community Health Systems, Inc., 5.125%, 2021 (z)	840,000	845,250
CHS/Community Health Systems, Inc., 6.875%, 2022 (z)	2,870,000	2,941,750
Davita, Inc., 6.375%, 2018	5,225,000	5,486,250
Davita, Inc., 6.625%, 2020	5,625,000	6,032,813
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	1,290,000	1,422,225
Fresenius Medical Care Capital Trust III, 5.625%, 2019 (n)	2,410,000	2,560,625
Fresenius Medical Care Capital Trust III, 5.875%, 2022 (n)	1,710,000	1,816,875
HCA, Inc., 7.25%, 2020	1,975,000	2,145,344
HCA, Inc., 7.5%, 2022	5,995,000	6,766,856
HCA, Inc., 5.875%, 2022	2,915,000	3,068,038
HealthSouth Corp., 8.125%, 2020	5,915,000	6,447,350
IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 2019	3,535,000	3,773,613
Kinetic Concepts, Inc., 12.5%, 2019	2,525,000	2,853,250
Lifepoint Hospitals, Inc., 5.5%, 2021 (n)	4,210,000	4,283,675
Tenet Healthcare Corp., 8%, 2020	5,615,000	6,134,388
Tenet Healthcare Corp., 4.5%, 2021	3,465,000	3,356,719
Tenet Healthcare Corp., 8.125%, 2022	1,060,000	1,156,725
Universal Health Services, Inc., 7%, 2018	2,130,000	2,268,450
Universal Health Services, Inc., 7.625%, 2020	3,560,000	3,764,700

		$68,424,896

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical Equipment - 0.7%
Biomet, Inc., 6.5%, 2020	$3,655,000	$3,897,144
Physio-Control International, Inc., 9.875%, 2019 (n)	1,767,000	1,981,249
Teleflex, Inc., 6.875%, 2019	2,975,000	3,108,875

		$8,987,268
Metals & Mining - 3.2%
ArcelorMittal S.A., 6.75%, 2022	$1,130,000	$1,218,988
ArcelorMittal S.A., 7.25%, 2041	2,945,000	2,827,200
Arch Coal, Inc., 8%, 2019 (z)	1,745,000	1,740,638
Arch Coal, Inc., 7.25%, 2020	2,560,000	1,964,800
Century Aluminum Co., 7.5%, 2021 (n)	3,865,000	3,855,338
Commercial Metals Co., 4.875%, 2023	2,218,000	2,084,920
Consol Energy, Inc., 8%, 2017	1,985,000	2,079,288
Consol Energy, Inc., 8.25%, 2020	5,225,000	5,662,594
First Quantum Minerals Ltd., 7.25%, 2019 (n)	6,543,000	6,657,503
Fortescue Metals Group Ltd., 8.25%, 2019 (n)	3,405,000	3,749,756
Peabody Energy Corp., 6%, 2018	2,295,000	2,444,175
Peabody Energy Corp., 6.25%, 2021	1,295,000	1,307,950
TMS International Corp., 7.625%, 2021 (n)	2,855,000	3,033,438
Walter Energy, Inc., 9.5%, 2019 (n)	1,210,000	1,228,150
Walter Energy, Inc., 8.5%, 2021	3,680,000	2,723,200

		$42,577,938
Municipals - 0.1%
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 2023	$1,635,000	$1,533,908

Natural Gas - Distribution - 0.7%
AmeriGas Finance LLC, 6.75%, 2020	$5,770,000	$6,303,725
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 2021	1,735,000	1,787,050
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 2022 (n)	1,700,000	1,751,000

		$9,841,775
Natural Gas - Pipeline - 3.2%
Access Midstream Partners Co., 5.875%, 2021	$1,180,000	$1,250,800
Access Midstream Partners Co., 4.875%, 2023	5,245,000	5,140,100
Atlas Pipeline Partners LP/Atlas Pipeline, 4.75%, 2021	1,050,000	968,625
Atlas Pipeline Partners LP/Atlas Pipeline, 5.875%, 2023	3,320,000	3,178,900
Crestwood Midstream Partners LP, 6%, 2020	3,815,000	3,919,913
Crestwood Midstream Partners LP, 6.125%, 2022 (n)	830,000	846,600
Crosstex Energy, Inc., 7.125%, 2022	342,000	392,445
El Paso Corp., 7.75%, 2032	6,730,000	6,943,025
Energy Transfer Equity LP, 7.5%, 2020	3,955,000	4,454,319
MarkWest Energy Partners LP, 5.5%, 2023	2,150,000	2,160,750

20

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Natural Gas - Pipeline - continued
MarkWest Energy Partners LP, 4.5%, 2023		$2,669,000	$2,515,533
Sabine Pass Liquefaction, 5.625%, 2021 (n)		3,300,000	3,291,750
Sabine Pass Liquefaction, 5.625%, 2023 (n)		5,770,000	5,481,500
Summit Midstream Holdings LLC, 7.5%, 2021 (n)		2,490,000	2,651,850

			$43,196,110
Network & Telecom - 1.2%
Centurylink, Inc., 6.45%, 2021		$755,000	$786,144
Centurylink, Inc., 7.65%, 2042		3,030,000	2,704,275
Citizens Communications Co., 9%, 2031		4,080,000	4,080,000
Frontier Communications Corp., 8.125%, 2018		1,030,000	1,171,625
TW Telecom Holdings, Inc., 5.375%, 2022		1,100,000	1,089,000
TW Telecom Holdings, Inc., 5.375%, 2022		1,930,000	1,910,700
Windstream Corp., 7.75%, 2020		2,615,000	2,771,900
Windstream Corp., 7.75%, 2021		1,200,000	1,260,000

			$15,773,644
Oil Services - 1.5%
Bristow Group, Inc., 6.25%, 2022		$3,660,000	$3,861,300
Dresser-Rand Group, Inc., 6.5%, 2021		1,300,000	1,387,750
Edgen Murray Corp., 8.75%, 2020 (n)		1,798,000	2,072,195
Pacific Drilling S.A., 5.375%, 2020 (n)		3,860,000	3,850,350
Shale-Inland Holdings LLC/Finance Co., 8.75%, 2019 (n)		4,290,000	4,365,075
Unit Corp., 6.625%, 2021		4,525,000	4,751,250

			$20,287,920
Other Banks & Diversified Financials - 1.1%
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)		$3,791,000	$5,013,598
LBG Capital No. 1 PLC, 7.875%, 2020 (n)		6,485,000	6,987,588
UBS AG, 7.625%, 2022		2,700,000	3,103,232

			$15,104,418
Pharmaceuticals - 1.6%
Capsugel FinanceCo. SCA, 9.875%, 2019 (n)	EUR	1,370,000	$2,043,651
Capsugel S.A., 7%, 2019 (n)(p)		$1,120,000	1,143,800
Endo Finance Co., 5.75%, 2022 (z)		1,670,000	1,665,825
Endo Health Solutions, Inc., 7.25%, 2022		2,655,000	2,827,575
Salix Pharmaceuticals Ltd., 6%, 2021 (z)		1,995,000	2,079,788
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)		6,495,000	6,998,363
Valeant Pharmaceuticals International, Inc., 7.25%, 2022 (n)		2,800,000	3,052,000
Vantage Point Imaging, 7.5%, 2021 (n)		1,850,000	2,060,438

			$21,871,440

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Precious Metals & Minerals - 0.5%
Eldorado Gold Corp., 6.125%, 2020 (n)	$3,805,000	$3,633,775
IAMGOLD Corp., 6.75%, 2020 (n)	4,082,000	3,500,315

		$7,134,090
Printing & Publishing - 0.6%
American Media, Inc., 13.5%, 2018 (z)	$297,449	$319,014
Gannett Co., Inc., 6.375%, 2023 (n)	2,505,000	2,567,625
Gannett Co., Inc., 5.125%, 2020 (n)	1,645,000	1,647,056
Lamar Media Corp., 5%, 2023	3,160,000	3,065,200

		$7,598,895
Railroad & Shipping - 0.2%
Watco Cos. LLC, 6.375%, 2023 (n)	$2,430,000	$2,405,700

Real Estate - 1.7%
Aviv Healthcare Properties LP/Aviv Healthcare, 6%, 2021	$2,965,000	$3,039,125
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019	3,105,000	3,221,438
DuPont Fabros Technology LP, REIT, 5.875%, 2021	3,475,000	3,605,313
ERP Properties, REIT, 7.75%, 2020	3,050,000	3,549,678
ERP Properties, REIT, 5.75%, 2022	815,000	849,563
Felcor Lodging LP, REIT, 5.625%, 2023	1,985,000	1,940,338
MPT Operating Partnership LP, REIT, 6.875%, 2021	2,435,000	2,593,275
MPT Operating Partnership LP, REIT, 6.375%, 2022	3,810,000	3,933,825

		$22,732,555
Retailers - 1.5%
Academy Ltd., 9.25%, 2019 (n)	$1,565,000	$1,707,806
Best Buy Co., Inc., 5.5%, 2021	1,455,000	1,433,175
Burlington Coat Factory Warehouse Corp., 10%, 2019	3,540,000	3,947,100
CST Brands, Inc., 5%, 2023	580,000	556,800
Jo-Ann Stores Holdings, Inc., 9.75%, 2019 (n)(p)	3,060,000	3,182,400
Limited Brands, Inc., 7%, 2020	1,520,000	1,710,000
Limited Brands, Inc., 6.95%, 2033	1,080,000	1,061,100
Rite Aid Corp., 9.25%, 2020	4,640,000	5,295,400
Sally Beauty Holdings, Inc., 6.875%, 2019	1,755,000	1,930,500

		$20,824,281
Specialty Chemicals - 0.3%
Chemtura Corp., 5.75%, 2021	$3,505,000	$3,575,100

Specialty Stores - 0.2%
Michaels Stores, Inc., 7.75%, 2018	$1,980,000	$2,113,650
Michaels Stores, Inc., 5.875%, 2020 (z)	845,000	845,000

		$2,958,650

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - 4.1%
Crown Castle International Corp., 5.25%, 2023	$1,655,000	$1,640,519
Digicel Group Ltd., 8.25%, 2017 (n)	3,050,000	3,162,850
Digicel Group Ltd., 10.5%, 2018 (n)	2,540,000	2,700,020
Digicel Group Ltd., 8.25%, 2020 (n)	1,430,000	1,487,200
Eileme 2 AB, 11.625%, 2020 (n)	2,149,000	2,554,624
MetroPCS Wireless, Inc., 7.875%, 2018	2,835,000	3,026,363
MetroPCS Wireless, Inc., 6.25%, 2021 (n)	3,920,000	4,071,900
Sprint Capital Corp., 6.875%, 2028	3,280,000	3,132,400
Sprint Corp., 7.875%, 2023 (n)	4,665,000	4,979,888
Sprint Corp., 7.125%, 2024 (z)	1,875,000	1,884,375
Sprint Nextel Corp., 8.375%, 2017	3,611,000	4,170,705
Sprint Nextel Corp., 9%, 2018 (n)	1,350,000	1,630,125
Sprint Nextel Corp., 6%, 2022	3,600,000	3,537,000
T-Mobile USA, Inc., 6.125%, 2022	565,000	577,713
T-Mobile USA, Inc., 6.5%, 2024	1,715,000	1,751,444
T-Mobile USA, Inc., 6.464%, 2019	1,760,000	1,852,400
T-Mobile USA, Inc., 6.633%, 2021	835,000	878,838
Wind Acquisition Finance S.A., 12.25%, 2017 (n)(p)	5,936,743	6,144,529
Wind Acquisition Finance S.A., 7.25%, 2018 (n)	5,655,000	5,923,613

		$55,106,506
Telephone Services - 0.4%
Cogent Communications Group, Inc., 8.375%, 2018 (n)	$1,240,000	$1,351,600
Level 3 Financing, Inc., 9.375%, 2019	2,095,000	2,335,925
Level 3 Financing, Inc., 8.625%, 2020	1,315,000	1,469,513

		$5,157,038
Transportation - Services - 3.2%
Aguila American Resources Ltd., 7.875%, 2018 (n)	$4,795,000	$5,088,694
Avis Budget Car Rental LLC, 8.25%, 2019	1,980,000	2,130,975
Avis Budget Car Rental LLC, 9.75%, 2020	1,130,000	1,307,975
CEVA Group PLC, 8.375%, 2017 (n)	5,010,000	5,229,188
Jack Cooper Holdings Corp., 9.25%, 2020 (n)	4,465,000	4,878,013
Navios Maritime Acquisition Corp., 8.125%, 2021 (n)	2,970,000	3,029,400
Navios Maritime Holding, Inc., 7.375%, 2022 (n)	3,485,000	3,511,138
Navios South American Logistics, Inc., 9.25%, 2019	2,878,000	3,083,058
Stena AB, 7%, 2024 (n)	3,585,000	3,656,700
Swift Services Holdings, Inc., 10%, 2018	6,360,000	7,011,900
Syncreon Group BV/Syncre, 8.625%, 2021 (n)	2,545,000	2,634,075
Ultrapetrol (Bahamas) Ltd., 8.875%, 2021	1,906,000	2,048,950

		$43,610,066
Utilities - Electric Power - 2.4%
AES Corp., 7.375%, 2021	$2,560,000	$2,835,200
Calpine Corp., 7.875%, 2020 (n)	3,705,000	4,056,975

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
Calpine Corp., 6%, 2022 (n)	$555,000	$574,425
Covanta Holding Corp., 7.25%, 2020	4,425,000	4,812,188
Energy Future Holdings Corp., 10%, 2020	3,326,000	3,517,245
Energy Future Holdings Corp., 10%, 2020 (n)	3,565,000	3,752,163
InterGen N.V., 7%, 2023 (n)	2,775,000	2,858,250
NRG Energy, Inc., 8.25%, 2020	4,950,000	5,407,875
NRG Energy, Inc., 6.25%, 2022 (z)	1,740,000	1,744,350
NRG Energy, Inc., 6.625%, 2023	2,310,000	2,359,088
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)	1,345,000	991,938

		$32,909,697
Total Bonds (Identified Cost, $1,228,590,774)		$1,255,274,218

Floating Rate Loans (g)(r) - 2.0%
Aerospace - 0.1%
TransDigm, Inc., Term Loan C, 3.75%, 2020	$1,791,813	$1,803,011

Conglomerates - 0.1%
Silver II U.S. Holdings LLC, Term Loan B, 4%, 2019	$1,728,416	$1,734,897

Consumer Services - 0.1%
Realogy Corp., Term Loan B, 4.5%, 2020	$1,170,319	$1,177,633

Energy - Independent - 0.1%
MEG Energy Corp., Term Loan B, 3.75%, 2020	$1,620,554	$1,633,045

Entertainment - 0.1%
Cedar Fair LP, Term Loan B, 3.25%, 2020	$1,503,073	$1,506,830

Food & Beverages - 0.2%
Aramark Corp., Term Loan D, 4%, 2019	$1,810,061	$1,819,093
H.J. Heinz Co., Term Loan B2, 3.5%, 2020	1,032,307	1,042,038

		$2,861,131
Gaming & Lodging - 0.1%
Hilton Worldwide, Term Loan B, 3.93%, 2020	$1,400,701	$1,409,768

Medical & Health Technology & Services - 0.1%
Community Health Systems, Inc., Term Loan, 2021 (o)	$656,437	$663,119

Metals & Mining - 0.2%
Fortescue Metals Group Ltd., Term Loan B, 4.25%, 2019	$2,029,020	$2,051,213

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Floating Rate Loans (g)(r) - continued
Retailers - 0.2%
Rite Aid Corp., Term Loan, 4.87%, 2021	$1,149,016	$1,167,687
Toys ‘‘R’’ Us, Inc., Term Loan B, 6%, 2019	2,240,577	2,122,947

		$3,290,634
Transportation - Services - 0.4%
American Commercial Lines, Inc., Term Loan, 7.5%, 2019	$5,651,327	$5,623,071

Utilities - Electric Power - 0.3%
Calpine Construction Finance Co., Term Loan B, 3%, 2020	$3,613,526	$3,596,589
Total Floating Rate Loans (Identified Cost, $27,324,609)		$27,350,941

Common Stocks - 0.0%
Automotive - 0.0%
Accuride Corp. (a)	65,068	$247,909

Printing & Publishing - 0.0%
American Media Operations, Inc. (a)	76,223	$372,730
Total Common Stocks (Identified Cost, $2,168,949)		$620,639

Convertible Bonds - 0.2%
Network & Telecom - 0.2%
Nortel Networks Corp., 2.125%, 2014 (a)(d) (Identified Cost, $2,544,238)	$2,570,000	$2,566,788

Preferred Stocks - 0.4%
Other Banks & Diversified Financials - 0.4%
Ally Financial, Inc., 7% (z)	2,489	$2,408,963
GMAC Capital Trust I, 8.125%	90,100	2,466,938
Total Preferred Stocks (Identified Cost, $4,658,622)		$4,875,901

Money Market Funds - 2.5%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	33,626,266	$33,626,266
Total Investments (Identified Cost, $1,298,913,458)		$1,324,314,753

Other Assets, Less Liabilities - 1.9%		25,136,242
Net Assets - 100.0%		$1,349,450,995

(a)	Non-income producing security.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

25

Portfolio of Investments – continued

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $440,529,659 representing 32.6% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown, if any, represents the weighted average coupon rate for settled amounts.
(p)	Payment-in-kind security.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Ally Financial, Inc., 7% (Preferred Stock)	4/13/11-11/27/12	$2,370,188	$2,408,963
American Media, Inc., 13.5%, 2018	12/28/10	300,759	319,014
Arch Coal, Inc., 8%, 2019	12/12/13-1/23/14	1,748,745	1,740,638
Beverage Packaging Holdings Group, 6%, 2017	12/04/13	570,000	584,250
Blueline Rental Finance Corp., 7%, 2019	1/16/14	1,405,000	1,452,419
CCM Merger, Inc., 9.125%, 2019	12/09/13-1/14/14	4,206,291	4,161,975
CHS/Community Health Systems, Inc., 5.125%, 2021	1/15/14	840,000	845,250
CHS/Community Health Systems, Inc., 6.875%, 2022	1/15/14-1/22/14	2,929,703	2,941,750
CWCapital Cobalt Ltd., CDO, “E2”, 6%, 2045	3/20/06-11/25/13	1,307,184	13
CWCapital Cobalt Ltd., CDO, “F”, FRN, 1.539%, 2050	4/12/06-1/27/14	654,604	4,170
CWCapital Cobalt Ltd., CDO, “G”, FRN, 1.739%, 2050	4/12/06-1/27/14	2,045,706	20
Endo Finance Co., 5.75%, 2022	12/11/13	1,670,000	1,665,825
Falcon Franchise Loan LLC, FRN, 13.488%, 2025	1/29/03	73,004	328,703
G-Force LLC, CDO, “A2”, 4.83%, 2036	2/14/11	130,167	136,488
Headwaters, Inc., 7.25%, 2019	12/05/13-1/13/14	1,504,978	1,496,500
Icahn Enterprises LP, 6%, 2020	1/08/14	1,983,752	2,015,506
Jurassic Holdings III, Inc., 6.875%, 2021	1/24/14-1/27/14	2,653,513	2,658,225
Laredo Petroleum, Inc., 5.625%, 2022	1/13/14	560,000	557,200
Michaels Stores, Inc., 5.875%, 2020	12/16/13	845,000	845,000

26

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Morgan Stanley Capital I, Inc., FRN, 1.411%, 2039	7/20/04	$74,558	$35,830
NRG Energy, Inc., 6.25%, 2022	1/10/14	1,740,000	1,744,350
Northern Blizzard Resources, Inc., 7.25%, 2022	1/24/14-1/27/14	2,783,817	2,780,000
Prestige Brands, Inc., 5.375%, 2021	12/03/13-12/04/13	1,451,345	1,450,000
Salix Pharmaceuticals Ltd., 6%, 2021	12/12/13-12/13/13	2,023,544	2,079,788
Sprint Corp., 7.125%, 2024	12/09/13-1/23/14	1,894,392	1,884,375
Taminco Global Chemical Corp., 9.75%, 2020	12/12/13	4,265,427	4,231,850
Total Restricted Securities			$38,368,102
% of Net assets			2.8%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 1/31/14

Forward Foreign Currency Exchange Contracts at 1/31/14

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	EUR	Citibank N.A.	8,111,201	4/11/2014	$11,075,390	$10,939,876	$135,514

Swap Agreements at 1/31/14

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Credit Default Swap Agreements
12/20/17	USD	12,890,000	Goldman Sachs International (a)	5.0% (fixed rate)	(1)	$1,112,424
12/20/17	USD	5,000,000	JPMorgan Chase Bank, N.A. (b)	5.0% (fixed rate)	(1)	431,507

						$1,543,931

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the CDX.NA.HY.19 Index, a B rated credit default index. The fund entered into the contract to manage market/sector exposure.
(a)	Net unamortized premiums paid by the fund amounted to $513,469.
(b)	Net unamortized premiums paid by the fund amounted to $203,535.

27

Portfolio of Investments – continued

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

See Notes to Financial Statements

28

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,265,287,192)	$1,290,688,487
Underlying affiliated funds, at cost and value	33,626,266
Total investments, at value (identified cost, $1,298,913,458)	$1,324,314,753
Receivables for
Forward foreign currency exchange contracts	135,514
Investments sold	10,116,381
Fund shares sold	889,298
Interest and dividends	24,217,185
Swaps, at value (net unamortized premiums paid, $717,004)	1,543,931
Other assets	8,078
Total assets	$1,361,225,140
Liabilities
Payable to custodian	$149,068
Payables for
Distributions	366,377
Investments purchased	8,588,436
Fund shares reacquired	1,843,902
Payable to affiliates
Investment adviser	31,657
Shareholder servicing costs	554,978
Distribution and service fees	12,511
Program manager fees	14
Payable for independent Trustees’ compensation	55,835
Accrued expenses and other liabilities	171,367
Total liabilities	$11,774,145
Net assets	$1,349,450,995
Net assets consist of
Paid-in capital	$1,511,476,756
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	26,362,032
Accumulated net realized gain (loss) on investments and foreign currency	(187,755,620)
Accumulated distributions in excess of net investment income	(632,173)
Net assets	$1,349,450,995
Shares of beneficial interest outstanding	375,138,213

29

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$457,198,296	127,101,015	$3.60
Class B	31,175,265	8,652,259	3.60
Class C	76,490,299	21,191,169	3.61
Class I	67,026,584	18,666,687	3.59
Class R1	1,198,811	332,776	3.60
Class R2	3,468,631	963,778	3.60
Class R3	8,046,285	2,237,482	3.60
Class R4	463,896	128,911	3.60
Class R5	699,123,311	194,402,354	3.60
Class 529A	3,164,258	880,057	3.60
Class 529B	337,307	93,792	3.60
Class 529C	1,758,052	487,933	3.60

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $3.78 [100 / 95.25 x $3.6] and $3.78 [100 / 95.25 x $3.6], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

30

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$83,104,227
Dividends	445,221
Dividends from underlying affiliated funds	50,375
Total investment income	$83,599,823
Expenses
Management fee	$5,873,049
Distribution and service fees	2,343,268
Program manager fees	4,864
Shareholder servicing costs	1,629,714
Administrative services fee	165,339
Independent Trustees’ compensation	30,863
Custodian fee	196,247
Shareholder communications	66,181
Audit and tax fees	77,643
Legal fees	13,703
Miscellaneous	193,223
Total expenses	$10,594,094
Fees paid indirectly	(1,131)
Reduction of expenses by investment adviser and distributor	(63,119)
Net expenses	$10,529,844
Net investment income	$73,069,979
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$29,341,610
Swap agreements	766,812
Foreign currency	(530,945)
Net realized gain (loss) on investments and foreign currency	$29,577,477
Change in unrealized appreciation (depreciation)
Investments	$(31,305,127)
Swap agreements	826,927
Translation of assets and liabilities in foreign currencies	580,722
Net unrealized gain (loss) on investments and foreign currency translation	$(29,897,478)
Net realized and unrealized gain (loss) on investments and foreign currency	$(320,001)
Change in net assets from operations	$72,749,978

See Notes to Financial Statements

31

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2014	2013
Change in net assets
From operations
Net investment income	$73,069,979	$71,096,364
Net realized gain (loss) on investments and foreign currency	29,577,477	3,618,120
Net unrealized gain (loss) on investments and foreign currency translation	(29,897,478)	52,793,031
Change in net assets from operations	$72,749,978	$127,507,515
Distributions declared to shareholders
From net investment income	$(75,775,810)	$(73,590,229)
Change in net assets from fund share transactions	$129,446,682	$139,293,851
Total change in net assets	$126,420,850	$193,211,137
Net assets
At beginning of period	1,223,030,145	1,029,819,008
At end of period (including accumulated distributions in excess of net investment income of $632,173 and $1,589,238, respectively)	$1,349,450,995	$1,223,030,145

See Notes to Financial Statements

32

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$3.61		$3.44	$3.52	$3.26	$2.49
Income (loss) from investment operations
Net investment income (d)	$0.20		$0.22	$0.23	$0.25	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(0.00	)(w)	0.18	(0.07)	0.26	0.77
Total from investment operations	$0.20		$0.40	$0.16	$0.51	$1.02
Less distributions declared to shareholders
From net investment income	$(0.21)		$(0.23)	$(0.24)	$(0.25)	$(0.25)
Net asset value, end of period (x)	$3.60		$3.61	$3.44	$3.52	$3.26
Total return (%) (r)(s)(t)(x)	5.71		12.05	4.77	16.22	42.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93		0.93	0.93	0.93	1.00
Expenses after expense reductions (f)	0.92		0.93	0.92	0.93	1.00
Net investment income	5.64		6.39	6.76	7.53	8.68
Portfolio turnover	46		38	60	66	58
Net assets at end of period (000 omitted)	$457,198		$504,600	$462,232	$501,139	$531,990

See Notes to Financial Statements

33

Financial Highlights – continued

Class B	Years ended 1/31
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$3.61		$3.44	$3.53	$3.26	$2.50
Income (loss) from investment operations
Net investment income (d)	$0.17		$0.20	$0.21	$0.23	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(0.00	)(w)	0.18	(0.09)	0.26	0.76
Total from investment operations	$0.17		$0.38	$0.12	$0.49	$0.99
Less distributions declared to shareholders
From net investment income	$(0.18)		$(0.21)	$(0.21)	$(0.22)	$(0.23)
Net asset value, end of period (x)	$3.60		$3.61	$3.44	$3.53	$3.26
Total return (%) (r)(s)(t)(x)	4.93		11.22	3.70	15.69	41.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68		1.67	1.67	1.68	1.75
Expenses after expense reductions (f)	1.68		1.67	1.67	1.68	1.75
Net investment income	4.86		5.59	5.99	6.78	8.11
Portfolio turnover	46		38	60	66	58
Net assets at end of period (000 omitted)	$31,175		$31,656	$25,983	$37,772	$46,690

Class C	Years ended 1/31
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$3.62		$3.45	$3.53	$3.27	$2.50
Income (loss) from investment operations
Net investment income (d)	$0.17		$0.20	$0.21	$0.23	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(0.00	)(w)	0.18	(0.08)	0.25	0.77
Total from investment operations	$0.17		$0.38	$0.13	$0.48	$1.00
Less distributions declared to shareholders
From net investment income	$(0.18)		$(0.21)	$(0.21)	$(0.22)	$(0.23)
Net asset value, end of period (x)	$3.61		$3.62	$3.45	$3.53	$3.27
Total return (%) (r)(s)(t)(x)	4.93		11.21	4.00	15.34	41.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68		1.67	1.67	1.68	1.74
Expenses after expense reductions (f)	1.68		1.67	1.67	1.68	1.74
Net investment income	4.86		5.61	5.99	6.74	7.80
Portfolio turnover	46		38	60	66	58
Net assets at end of period (000 omitted)	$76,490		$81,710	$75,309	$80,802	$73,475
See Notes to Financial Statements

34

Financial Highlights – continued

Class I	Years ended 1/31
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$3.60		$3.44	$3.52	$3.25	$2.49
Income (loss) from investment operations
Net investment income (d)	$0.21		$0.24	$0.24	$0.26	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(0.00	)(w)	0.16	(0.07)	0.27	0.76
Total from investment operations	$0.21		$0.40	$0.17	$0.53	$1.02
Less distributions declared to shareholders
From net investment income	$(0.22)		$(0.24)	$(0.25)	$(0.26)	$(0.26)
Net asset value, end of period (x)	$3.59		$3.60	$3.44	$3.52	$3.25
Total return (%) (r)(s)(x)	5.98		12.02	5.03	16.86	42.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68		0.67	0.68	0.68	0.75
Expenses after expense reductions (f)	0.68		0.67	0.68	0.68	0.75
Net investment income	5.88		6.86	7.02	7.75	8.97
Portfolio turnover	46		38	60	66	58
Net assets at end of period (000 omitted)	$67,027		$70,506	$448,607	$386,185	$283,704

Class R1	Years ended 1/31
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$3.61		$3.44	$3.52	$3.26	$2.50
Income (loss) from investment operations
Net investment income (d)	$0.17		$0.20	$0.21	$0.23	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(0.00	)(w)	0.18	(0.08)	0.25	0.76
Total from investment operations	$0.17		$0.38	$0.13	$0.48	$0.99
Less distributions declared to shareholders
From net investment income	$(0.18)		$(0.21)	$(0.21)	$(0.22)	$(0.23)
Net asset value, end of period (x)	$3.60		$3.61	$3.44	$3.52	$3.26
Total return (%) (r)(s)(x)	4.93		11.22	4.00	15.36	41.39
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.68		1.68	1.67	1.68	1.74
Expenses after expense reductions (f)	1.68		1.68	1.67	1.68	1.74
Net investment income	4.87		5.65	6.01	6.78	7.96
Portfolio turnover	46		38	60	66	58
Net assets at end of period (000 omitted)	$1,199		$1,137	$1,201	$1,138	$1,200

See Notes to Financial Statements

35

Financial Highlights – continued

Class R2	Years ended 1/31
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$3.61		$3.44	$3.52	$3.26	$2.49
Income (loss) from investment operations
Net investment income (d)	$0.19		$0.22	$0.22	$0.24	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(0.00	)(w)	0.17	(0.07)	0.26	0.78
Total from investment operations	$0.19		$0.39	$0.15	$0.50	$1.02
Less distributions declared to shareholders
From net investment income	$(0.20)		$(0.22)	$(0.23)	$(0.24)	$(0.25)
Net asset value, end of period (x)	$3.60		$3.61	$3.44	$3.52	$3.26
Total return (%) (r)(s)(x)	5.45		11.77	4.51	15.93	42.65
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18		1.18	1.18	1.18	1.25
Expenses after expense reductions (f)	1.18		1.18	1.17	1.18	1.25
Net investment income	5.38		6.18	6.52	7.27	8.47
Portfolio turnover	46		38	60	66	58
Net assets at end of period (000 omitted)	$3,469		$4,103	$5,639	$5,653	$5,251

Class R3	Years ended 1/31
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$3.61		$3.44	$3.52	$3.25	$2.49
Income (loss) from investment operations
Net investment income (d)	$0.20		$0.22	$0.23	$0.25	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(0.00	)(w)	0.18	(0.07)	0.27	0.76
Total from investment operations	$0.20		$0.40	$0.16	$0.52	$1.01
Less distributions declared to shareholders
From net investment income	$(0.21)		$(0.23)	$(0.24)	$(0.25)	$(0.25)
Net asset value, end of period (x)	$3.60		$3.61	$3.44	$3.52	$3.25
Total return (%) (r)(s)(x)	5.71		12.05	4.77	16.58	42.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.93		0.93	0.93	0.93	1.00
Expenses after expense reductions (f)	0.93		0.93	0.93	0.93	1.00
Net investment income	5.63		6.39	6.78	7.54	8.75
Portfolio turnover	46		38	60	66	58
Net assets at end of period (000 omitted)	$8,046		$8,183	$7,376	$7,281	$7,929

See Notes to Financial Statements

36

Financial Highlights – continued

Class R4	Years ended 1/31
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$3.61		$3.44	$3.52	$3.26	$2.49
Income (loss) from investment operations
Net investment income (d)	$0.21		$0.23	$0.24	$0.26	$0.26
Net realized and unrealized gain (loss) on investments and foreign currency	(0.00	)(w)	0.18	(0.07)	0.26	0.77
Total from investment operations	$0.21		$0.41	$0.17	$0.52	$1.03
Less distributions declared to shareholders
From net investment income	$(0.22)		$(0.24)	$(0.25)	$(0.26)	$(0.26)
Net asset value, end of period (x)	$3.60		$3.61	$3.44	$3.52	$3.26
Total return (%) (r)(s)(x)	5.98		12.33	5.04	16.50	43.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.68		0.68	0.68	0.68	0.74
Expenses after expense reductions (f)	0.68		0.68	0.67	0.68	0.74
Net investment income	5.86		6.65	7.02	7.72	8.78
Portfolio turnover	46		38	60	66	58
Net assets at end of period (000 omitted)	$464		$302	$331	$316	$148

Class R5	Year ended 1/31/14		Period ended 1/31/13 (i)
Net asset value, beginning of period	$3.61		$3.41
Income (loss) from investment operations
Net investment income (d)	$0.21		$0.15
Net realized and unrealized gain (loss) on investments and foreign currency	(0.00	)(w)	0.21
Total from investment operations	$0.21		$0.36
Less distributions declared to shareholders
From net investment income	$(0.22)		$(0.16)
Net asset value, end of period (x)	$3.60		$3.61
Total return (%) (r)(s)(x)	6.06		10.74	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.61		0.63	(a)
Expenses after expense reductions (f)	0.61		0.63	(a)
Net investment income	5.93		6.37	(a)
Portfolio turnover	46		38
Net assets at end of period (000 omitted)	$699,123		$516,399

See Notes to Financial Statements

37

Financial Highlights – continued

Class 529A	Years ended 1/31
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$3.61		$3.43	$3.52	$3.25	$2.49
Income (loss) from investment operations
Net investment income (d)	$0.20		$0.22	$0.23	$0.25	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(0.00	)(w)	0.19	(0.08)	0.26	0.76
Total from investment operations	$0.20		$0.41	$0.15	$0.51	$1.01
Less distributions declared to shareholders
From net investment income	$(0.21)		$(0.23)	$(0.24)	$(0.24)	$(0.25)
Net asset value, end of period (x)	$3.60		$3.61	$3.43	$3.52	$3.25
Total return (%) (r)(s)(t)(x)	5.69		12.33	4.40	16.46	42.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03		1.03	1.03	1.03	1.10
Expenses after expense reductions (f)	0.96		0.98	1.00	1.03	1.10
Net investment income	5.60		6.31	6.71	7.41	8.62
Portfolio turnover	46		38	60	66	58
Net assets at end of period (000 omitted)	$3,164		$2,748	$1,719	$1,215	$858

Class 529B	Years ended 1/31
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$3.61		$3.44	$3.52	$3.25	$2.49
Income (loss) from investment operations
Net investment income (d)	$0.17		$0.20	$0.20	$0.22	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(0.00	)(w)	0.17	(0.07)	0.27	0.76
Total from investment operations	$0.17		$0.37	$0.13	$0.49	$0.99
Less distributions declared to shareholders
From net investment income	$(0.18)		$(0.20)	$(0.21)	$(0.22)	$(0.23)
Net asset value, end of period (x)	$3.60		$3.61	$3.44	$3.52	$3.25
Total return (%) (r)(s)(t)(x)	4.87		11.17	3.92	15.60	41.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78		1.78	1.78	1.78	1.84
Expenses after expense reductions (f)	1.73		1.73	1.75	1.78	1.84
Net investment income	4.83		5.60	5.95	6.65	7.82
Portfolio turnover	46		38	60	66	58
Net assets at end of period (000 omitted)	$337		$375	$362	$398	$315

See Notes to Financial Statements

38

Financial Highlights – continued

Class 529C	Years ended 1/31
	2014		2013	2012	2011	2010
Net asset value, beginning of period	$3.61		$3.44	$3.52	$3.26	$2.50
Income (loss) from investment operations
Net investment income (d)	$0.17		$0.20	$0.20	$0.22	$0.23
Net realized and unrealized gain (loss) on investments and foreign currency	(0.00	)(w)	0.17	(0.07)	0.26	0.76
Total from investment operations	$0.17		$0.37	$0.13	$0.48	$0.99
Less distributions declared to shareholders
From net investment income	$(0.18)		$(0.20)	$(0.21)	$(0.22)	$(0.23)
Net asset value, end of period (x)	$3.60		$3.61	$3.44	$3.52	$3.26
Total return (%) (r)(s)(t)(x)	4.88		11.17	3.92	15.25	41.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78		1.77	1.77	1.78	1.84
Expenses after expense reductions (f)	1.73		1.72	1.74	1.77	1.84
Net investment income	4.81		5.56	5.94	6.61	7.71
Portfolio turnover	46		38	60	66	58
Net assets at end of period (000 omitted)	$1,758		$1,311	$1,060	$739	$462

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

39

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Income Fund (the fund) is a series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) –Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position an enforceable Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 (“ASU 2013-08”) Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940

40

Notes to Financial Statements – continued

automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination

41

Notes to Financial Statements – continued

of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts and swap agreements. The following is a summary of the levels used as of January 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$2,714,847	$2,408,963	$372,730	$5,496,540
Non-U.S. Sovereign Debt	—	3,064,885	—	3,064,885
Municipal Bonds	—	1,533,908	—	1,533,908
U.S. Corporate Bonds	—	1,014,615,912	—	1,014,615,912
Commercial Mortgage-Backed Securities	—	2,739,993	—	2,739,993
Asset-Backed Securities (including CDOs)	—	140,691	—	140,691
Foreign Bonds	—	235,745,617	—	235,745,617
Floating Rate Loans	—	27,350,941	—	27,350,941
Mutual Funds	33,626,266	—	—	33,626,266
Total Investments	$36,341,113	$1,287,600,910	$372,730	$1,324,314,753

Other Financial Instruments
Swap Agreements	$—	$1,543,931	$—	$1,543,931
Forward Foreign Currency Exchange Contracts	—	135,514	—	135,514

42

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 1/31/13	$362,059
Change in unrealized appreciation (depreciation)	10,671
Balance as of 1/31/14	$372,730

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at January 31, 2014 is $10,671.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$135,514	$—
Credit	Credit Default Swaps	1,543,931	—
Total		$1,679,445	$—

43

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2014 as reported in the Statement of Operations:

Risk	Swap Agreements	Foreign Currency	Investments (Purchased Options)
Foreign Exchange	$—	$(534,520)	$—
Equity	—	—	656,707
Credit	766,812	—	—
Total	$766,812	$(534,520)	$656,707

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2014 as reported in the Statement of Operations:

Risk	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Foreign Exchange	$—	$592,199	$—
Equity	—	—	(155,372)
Credit	826,927	—	—
Total	$826,927	$592,199	$(155,372)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to

44

Notes to Financial Statements – continued

cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

45

Notes to Financial Statements – continued

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Effective June 10, 2013, certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the swap agreement is novated to a central counterparty (the “clearinghouse”) immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. For uncleared swaps, that risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. Although not covered by an ISDA Master Agreement, the fund’s counterparty risk due to cleared swaps is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller

46

Notes to Financial Statements – continued

based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At January 31, 2014, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement. For uncleared swaps, counterparty risk is reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. For cleared swaps, the fund’s counterparty risk is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount

47

Notes to Financial Statements – continued

is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended January 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net

48

Notes to Financial Statements – continued

investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/14	1/31/13
Ordinary income (including any short-term capital gains)	$75,775,810	$73,590,229

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/14
Cost of investments	$1,303,871,114
Gross appreciation	38,829,689
Gross depreciation	(18,386,050)
Net unrealized appreciation (depreciation)	$20,443,639
Undistributed ordinary income	6,997,710
Capital loss carryforwards	(182,691,121)
Other temporary differences	(6,775,989)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after January 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of January 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

1/31/15	$(39,404,014)
1/31/16	(1,964,268)
1/31/17	(94,687,685)
1/31/18	(46,635,154)
Total	$(182,691,121)

The availability of a portion of the capital loss carryforwards, which were acquired on July 24, 2009 in connection with the MFS Floating Rate High Income Fund merger, may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class.

49

Notes to Financial Statements – continued

Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 1/31/14	Year ended 1/31/13 (i)
Class A	$27,450,146	$30,841,571
Class B	1,597,298	1,720,399
Class C	3,974,966	4,497,130
Class I	4,156,482	15,277,639
Class R1	60,382	72,831
Class R2	211,219	301,935
Class R3	466,092	517,383
Class R4	27,296	24,030
Class R5	37,563,574	20,103,485
Class 529A	174,398	141,072
Class 529B	18,319	22,515
Class 529C	75,638	70,239
Total	$75,775,810	$73,590,229

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1.4 billion of average daily net assets	0.46%
Average daily net assets in excess of $1.4 billion	0.44%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through January 31, 2014, this management fee reduction amounted to $14,968, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2014 was equivalent to an annual effective rate of 0.46% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $155,111 and $3,008 for the year ended January 31, 2014, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

50

Notes to Financial Statements – continued

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$1,173,601
Class B	0.75%	0.25%	1.00%	1.00%	313,514
Class C	0.75%	0.25%	1.00%	1.00%	779,353
Class R1	0.75%	0.25%	1.00%	1.00%	11,863
Class R2	0.25%	0.25%	0.50%	0.50%	18,844
Class R3	—	0.25%	0.25%	0.25%	19,946
Class 529A	—	0.25%	0.25%	0.23%	7,494
Class 529B	0.75%	0.25%	1.00%	1.00%	3,628
Class 529C	0.75%	0.25%	1.00%	1.00%	15,025
Total Distribution and Service Fees					$2,343,268

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2014 based on each class’s average daily net assets. Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2014, this rebate amounted to $41,009, $486, $586, and $613 for Class A, Class B, Class C, and Class 529A, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2014, were as follows:

Amount
Class A	$12,168
Class B	46,852
Class C	5,553
Class 529B	61
Class 529C	—

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through

51

Notes to Financial Statements – continued

which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on May 31, 2015, unless MFD elects to extend the waiver. For the year ended January 31, 2014, this waiver amounted to $2,432 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended January 31, 2014 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended January 31, 2014, were as follows:

	Fee	Waiver
Class 529A	$2,998	$1,499
Class 529B	363	182
Class 529C	1,503	751
Total Program Manager Fees and Waivers	$4,864	$2,432

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2014, the fee was $269,526, which equated to 0.0211% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended January 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $596,831.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended January 31, 2014, these costs for the fund amounted to $763,357 and are included in the “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2014 was equivalent to an annual effective rate of 0.0129% of the fund’s average daily net assets.

52

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $2,777 and the Retirement Deferral plan resulted in an expense of $2,412. Both amounts are included in independent Trustees’ compensation for the year ended January 31, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $55,664 at January 31, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended January 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $7,692 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,025, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $719,931,762 and $564,879,607, respectively.

53

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/14		Year ended 1/31/13 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	25,630,750	$91,907,736	37,926,389	$133,588,887
Class B	2,354,320	8,463,048	3,678,551	12,885,658
Class C	3,866,994	13,904,327	4,401,599	15,527,434
Class I	6,053,937	21,543,523	23,095,779	80,270,101
Class R1	70,368	252,695	106,585	374,003
Class R2	176,563	634,597	219,964	772,688
Class R3	599,639	2,153,932	432,960	1,519,275
Class R4	54,752	197,181	18,438	63,964
Class R5	43,452,780	155,743,080	144,005,941	493,707,322
Class 529A	229,648	825,301	310,590	1,096,036
Class 529B	12,945	46,632	41,923	146,659
Class 529C	169,740	611,992	133,976	470,182
	82,672,436	$296,284,044	214,372,695	$740,422,209

Shares issued to shareholders in reinvestment of distributions
Class A	6,398,168	$22,924,324	6,846,113	$24,077,229
Class B	385,184	1,382,417	372,944	1,315,972
Class C	885,645	3,185,808	948,179	3,350,101
Class I	1,106,822	3,959,876	3,842,281	13,362,376
Class R1	16,828	60,382	20,648	72,686
Class R2	58,091	208,225	83,820	294,571
Class R3	130,110	466,092	147,100	517,296
Class R4	7,616	27,296	6,828	24,030
Class R5	10,489,697	37,563,472	5,665,992	20,103,484
Class 529A	48,507	173,730	39,944	140,663
Class 529B	5,052	18,093	6,334	22,255
Class 529C	21,014	75,417	19,846	69,991
	19,552,734	$70,045,132	18,000,029	$63,350,654

Shares reacquired
Class A	(44,801,118)	$(160,678,285)	(39,425,483)	$(138,201,516)
Class B	(2,845,826)	(10,206,866)	(2,838,499)	(9,998,115)
Class C	(6,127,640)	(22,016,866)	(4,616,000)	(16,236,799)
Class I	(8,070,353)	(28,903,905)	(137,959,990)	(471,436,686)
Class R1	(69,109)	(249,211)	(161,538)	(571,113)
Class R2	(407,569)	(1,458,053)	(807,065)	(2,825,243)
Class R3	(760,847)	(2,729,722)	(458,687)	(1,617,198)
Class R4	(17,097)	(61,026)	(37,898)	(135,112)
Class R5	(2,694,150)	(9,669,761)	(6,517,906)	(22,618,362)
Class 529A	(160,178)	(573,482)	(88,834)	(313,860)
Class 529B	(28,089)	(101,282)	(49,857)	(175,879)
Class 529C	(65,502)	(234,035)	(98,901)	(349,129)
	(66,047,478)	$(236,882,494)	(193,060,658)	$(664,479,012)

54

Notes to Financial Statements – continued

	Year ended 1/31/14		Year ended 1/31/13 (i)
	Shares	Amount	Shares	Amount
Net change
Class A	(12,772,200)	$(45,846,225)	5,347,019	$19,464,600
Class B	(106,322)	(361,401)	1,212,996	4,203,515
Class C	(1,375,001)	(4,926,731)	733,778	2,640,736
Class I	(909,594)	(3,400,506)	(111,021,930)	(377,804,209)
Class R1	18,087	63,866	(34,305)	(124,424)
Class R2	(172,915)	(615,231)	(503,281)	(1,757,984)
Class R3	(31,098)	(109,698)	121,373	419,373
Class R4	45,271	163,451	(12,632)	(47,118)
Class R5	51,248,327	183,636,791	143,154,027	491,192,444
Class 529A	117,977	425,549	261,700	922,839
Class 529B	(10,092)	(36,557)	(1,600)	(6,965)
Class 529C	125,252	453,374	54,921	191,044
	36,177,692	$129,446,682	39,312,066	$139,293,851

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Conservative Allocation Fund, and the MFS Lifetime 2020 Fund were the owners of record of approximately 21%, 17%, 10%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Retirement Income Fund, the MFS Lifetime 2010 Fund, the MFS Lifetime 2015 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, and the MFS Lifetime 2035 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2014, the fund’s commitment fee and interest expense were $5,849 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

55

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	62,312,638	352,723,834	(381,410,206)	33,626,266

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$50,375	$33,626,266

56

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Fund (one of the series comprising MFS Series Trust III) (the “Fund”) as of January 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2014, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Income Fund as of January 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 18, 2014

57

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 62)	Trustee	February 2014

Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco (investment management), UK, Director (until 2014)

N/A

58

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

59

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

60

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach and Mr. Buller) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

61

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
William Adams David Cole

62

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015.

63

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

64

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

65

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

January 31, 2014

MFS® HIGH YIELD OPPORTUNITIES FUND

HYO-ANN

MFS® HIGH YIELD OPPORTUNITIES FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

It’s a new year, and with it a more sober mood has arrived. During 2013, stocks delivered robust gains across many countries, global regions and economic sectors. It’s too early to draw conclusions for all of 2014, but several weak economic reports have weighed on investors’ minds.

Additionally, concerns have risen that China could stumble as it shifts to a consumer-driven economy, and the U.S. Federal Reserve has started to taper its bond-buying stimulus program, thereby reducing global liquidity. These potential headwinds from the world’s two largest economies have helped cause a flight from emerging markets such as Argentina, Russia, India, Turkey and South Africa. Compounding concerns, some of these countries face their own economic and political challenges. The widespread volatility resulting from all this is a reminder of how interconnected the global economy is.

On the brighter side, U.S. economic reports have remained fairly positive and other major developed markets, including Germany,

Japan and the United Kingdom, have continued to release reasonably strong data. Even the economies of some of the eurozone’s weaker links, including Greece, Portugal and Italy, appear to be growing after a prolonged slump.

In uncertain times such as these, it is particularly important to remember that managing risk should always be a top priority. At MFS®, active risk management is an integral part of our collaborative process. Our global team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and believe in the value of maintaining a long-term view and applying proven principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

March 18, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Energy-Independent	7.2%
Telecommunications-Wireless	5.4%
Cable TV	4.5%
Building	4.3%
Medical & Health Technology & Services	4.3%

Composition including fixed income credit quality (a)(i)
BBB	4.9%
BB	36.7%
B	42.8%
CCC	13.6%
CC	0.1%
C	0.1%
D (o)	0.0%
Not Rated	1.2%
Non-Fixed Income	0.5%
Cash & Other	0.1%

Portfolio facts (i)
Average Duration (d)	4.5
Average Effective Maturity (m)	7.0 yrs.

Issuer country weightings (i)(x)
United States	66.5%
United Kingdom	3.5%
Mexico	3.1%
Canada	3.1%
Luxembourg	3.0%
Russia	2.4%
Brazil	2.2%
Peru	1.7%
Netherlands	1.6%
Other Countries	12.9%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. The fund may not hold all of these instruments. The fund is not rated by these agencies.

2

Portfolio Composition – continued

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages reflect exposure to the underlying holdings of the MFS High Yield Pooled Portfolio and not to the exposure from investing directly in the MFS High Yield Pooled Portfolio itself.

Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 1/31/14.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2014, Class A shares of the MFS High Yield Opportunities Fund (“fund”) provided a total return of 5.00%, at net asset value. This compares with a return of 6.76% for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Effective March 31, 2014, the name of the fund will change to MFS Global High Yield Fund.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Detractors from Performance

Relative to the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, the fund’s lesser exposure to “Ba” and below rated (r) securities held back performance as these credit quality sectors outperformed higher-rated securities.

The fund’s lesser exposure to both the industrial and telecom sectors also detracted from relative performance as these market segments turned in strong performance relative to the benchmark over the reporting period.

The portion of fund’s return derived from yield, which was less than that of the benchmark, was another source of relative weakness.

Among individual securities, the fund’s debt holdings of crude oil and gas producer Petroleos de Venezuela SA, local transportation company Rural/Metro Netherlands Holdings BV (h) and Republic of Venezuela were top relative detractors during the reporting period.

4

Management Review – continued

Contributors to Performance

The fund’s yield curve (y) positioning, particularly the fund’s lesser exposure to shifts in the middle portion (centered around maturities of 7 years) and in the long end (centered around maturities of 10 or more years) of the yield curve was an area of relative strength as yields increased during the period.

Strong bond selection, particularly in the industrial sector, also supported relative performance during the period.

Top individual contributors over the reporting period included the fund’s debt holdings in banking group Bank of America and entertainment company LBI Media Holdings.

Respectfully,

William Adams	David Cole	Matthew Ryan
Portfolio Manager	Portfolio Manager	Portfolio Manager

(h)	Security was not held in the fund at period end.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

This discussion reflects the fund’s investment in securities held within the fund’s portfolio as well as those securities held within the MFS High Yield Pooled Portfolio.

5

PERFORMANCE SUMMARY THROUGH 1/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 1/31/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	7/01/98	5.00%	16.67%	6.88%	N/A
B	7/01/98	4.37%	15.83%	6.14%	N/A
C	7/01/98	4.21%	15.83%	6.15%	N/A
I	7/01/98	5.26%	16.94%	7.17%	N/A
R1	6/02/08	4.22%	15.80%	N/A	6.52%
R2	6/02/08	4.90%	16.41%	N/A	7.08%
R3	6/02/08	5.00%	16.67%	N/A	7.34%
R4	6/02/08	5.27%	17.14%	N/A	7.75%
R5	6/02/08	5.51%	16.92%	N/A	7.56%
Comparative benchmark
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		6.76%	17.60%	8.48%	N/A
Average annual with sales charge
A With initial Sales Charge (4.75%)		0.01%	15.54%	6.36%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		0.41%	15.61%	6.14%	N/A
C With CDSC (1% for 12 months) (v)		3.22%	15.83%	6.15%	N/A

As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

Effective March 31, 2014, the BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged) replaced the Barclays U.S. High Yield Corporate Bond 2% Issuer Capped Index as the primary performance comparison for the fund because the adviser believes that the BofA Merrill Lynch Global High Yield – Constrained Index (USD Hedged) better reflects the fund’s global investment strategies.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2013 through January 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2013 through January 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/13	Ending Account Value 1/31/14	Expenses Paid During Period (p) 8/01/13-1/31/14
A	Actual	1.05%	$1,000.00	$1,040.15	$5.40
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
B	Actual	1.80%	$1,000.00	$1,037.83	$9.25
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
C	Actual	1.80%	$1,000.00	$1,036.29	$9.24
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
I	Actual	0.80%	$1,000.00	$1,043.02	$4.12
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R1	Actual	1.80%	$1,000.00	$1,036.26	$9.24
	Hypothetical (h)	1.80%	$1,000.00	$1,016.13	$9.15
R2	Actual	1.30%	$1,000.00	$1,040.41	$6.69
	Hypothetical (h)	1.30%	$1,000.00	$1,018.65	$6.61
R3	Actual	1.05%	$1,000.00	$1,040.15	$5.40
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35
R4	Actual	0.80%	$1,000.00	$1,041.35	$4.12
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
R5	Actual	0.72%	$1,000.00	$1,041.86	$3.71
	Hypothetical (h)	0.72%	$1,000.00	$1,021.58	$3.67

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

1/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 19.3%
Issuer	Shares/Par		Value ($)
Asset-Backed & Securitized - 0.7%
Arbor Realty Mortgage Securities, CDO, FRN, 2.537%, 2038 (z)		$1,136,457	$727,330
Banc of America Commercial Mortgage, Inc., FRN, 6.258%, 2051 (z)		3,830,049	1,953,936
Citigroup Commercial Mortgage Trust, FRN, 5.707%, 2017		2,500,000	298,923
Crest Ltd., CDO, 7%, 2040 (p)(a)		1,288,796	64,440
Falcon Franchise Loan LLC, FRN, 13.488%, 2025 (i)(z)		123,008	41,700
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)		70,282	71,790
JPMorgan Chase Commercial Mortgage Securities Corp., “C”, FRN, 5.994%, 2051		1,390,000	753,762
LB Commercial Conduit Mortgage Trust, FRN, 1.248%, 2030 (i)		309,960	8,379
Morgan Stanley Capital I, Inc., FRN, 1.411%, 2039 (i)(z)		1,128,425	7,515
Preferred Term Securities XII Ltd., CDO, 0%, 2033 (a)(c)(z)		1,775,000	18
Preferred Term Securities XVI Ltd., CDO, 0%, 2035 (a)(c)(z)		3,250,000	0
Preferred Term Securities XVII Ltd., CDO, 0%, 2035 (a)(c)(z)		1,813,000	0

			$3,927,793
Automotive - 0.3%
Jaguar Land Rover PLC, 8.125%, 2021 (n)		$920,000	$1,041,900
Schaeffler Finance B.V., 4.25%, 2018 (n)	EUR	100,000	139,422
Schaeffler Finance B.V., 6.875%, 2018 (p)(z)		$385,000	408,100

			$1,589,422
Broadcasting - 0.3%
LBI Media, Inc., 13.5%, 2020 (p)		$1,035,798	$838,421
Myriad International Holdings B.V., 6%, 2020 (n)		971,000	1,019,550

			$1,857,971
Building - 1.5%
Cementos Pacasmayo S.A.A., 4.5%, 2023		$1,535,000	$1,373,825
Cementos Progreso Trust Co., 7.125%, 2023 (n)		1,419,000	1,443,833
CEMEX Espana S.A., 9.25%, 2020		995,000	1,076,093
CEMEX S.A.B. de C.V., 5.875%, 2019 (n)		345,000	345,000
CEMEX S.A.B. de C.V., 6.5%, 2019 (n)		845,000	857,675
CEMEX S.A.B. de C.V., 7.25%, 2021 (n)		435,000	446,963
Grupo Cementos de Chihuahua S.A.B. de C.V., 8.125%, 2020		1,563,000	1,631,381
Grupo Cementos de Chihuahua S.A.B. de C.V., 8.125%, 2020 (n)		795,000	829,781
Lafarge S.A., 7.125%, 2036		625,000	650,000

			$8,654,551

11

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Business Services - 0.1%
Equinix, Inc., 4.875%, 2020		$390,000	$391,950

Cable TV - 1.6%
Cable Communications Systems N.V., 7.5%, 2020 (n)	EUR	385,000	$536,416
Cogeco Cable, Inc., 4.875%, 2020 (n)		$380,000	372,400
Nara Cable Funding Ltd., 8.875%, 2018 (n)		1,225,000	1,329,125
ONO Finance ll PLC, 10.875%, 2019 (n)		550,000	613,250
Telenet Finance Luxembourg, 6.375%, 2020 (n)	EUR	500,000	724,926
Telenet Group Holding N.V., 6.25%, 2022 (n)	EUR	780,000	1,131,870
Unitymedia Hessen GmbH & Co. KG, 6.25%, 2029 (n)	EUR	1,160,000	1,569,796
UPC Holding B.V., 9.875%, 2018 (n)		$820,000	873,300
VTR Finance B.V., 6.875%, 2024 (z)		1,120,000	1,121,296
Ziggo Bond Co. B.V., 8%, 2018 (n)	EUR	755,000	1,081,910

			$9,354,289
Conglomerates - 0.2%
Metalloinvest Finance Ltd., 5.625%, 2020 (n)		$1,420,000	$1,363,200

Construction - 0.4%
Empresas ICA S.A.B. de C.V., 8.375%, 2017		$291,000	$293,910
Empresas ICA S.A.B. de C.V., 8.375%, 2017 (n)		150,000	151,500
Empresas ICA Sociedad Controladora S.A. de C.V., 8.9%, 2021		1,639,000	1,655,390

			$2,100,800
Consumer Services - 0.3%
Grupo Posadas S.A.B. de C.V., 7.875%, 2017		$1,510,000	$1,526,988

Containers - 0.2%
San Miguel Industrias PET S.A., 7.75%, 2020 (n)		$1,211,000	$1,246,019

Electrical Equipment - 0.1%
Avaya, Inc., 9.75%, 2015		$465,000	$462,675

Electronics - 0.1%
Nokia Corp., 5.375%, 2019		$600,000	$620,250

Emerging Market Quasi-Sovereign - 1.4%
Banco de Reservas de La Republica Dominicana, 7%, 2023 (n)		$606,000	$560,550
Banco do Estado Rio Grande do Sul S.A., 7.375%, 2022 (n)		1,716,000	1,673,100
Comision Federal de Electricidad, 5.75%, 2042 (n)		1,195,000	1,108,363
Gaz Capital S.A., 5.999%, 2021 (n)		1,547,000	1,603,079
Instituto Costarricense, 6.375%, 2043 (n)		923,000	753,168
Petroleos de Venezuela S.A., 5.25%, 2017		1,349,000	913,948

12

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
VTB Capital S.A., 6%, 2017 (n)		$1,417,000	$1,503,791

			$8,115,999
Emerging Market Sovereign - 0.6%
Dominican Republic, 7.5%, 2021 (n)		$790,000	$862,088
Dominican Republic, 6.6%, 2024 (n)		122,000	121,695
Dominican Republic, 5.875%, 2024 (n)		111,000	106,005
Republic of Croatia, 5.5%, 2023 (n)		1,264,000	1,203,960
Republic of Venezuela, 12.75%, 2022		415,000	340,300
Republic of Venezuela, 7%, 2038		1,433,000	795,315

			$3,429,363
Energy - Independent - 0.4%
Afren PLC, 11.5%, 2016 (n)		$1,000,000	$1,145,000
Afren PLC, 6.625%, 2020 (n)		528,000	525,360
Northern Blizzard Resources, Inc., 7.25%, 2022 (z)		430,000	430,000

			$2,100,360
Energy - Integrated - 0.8%
Inkia Energy Ltd., 8.375%, 2021		$1,397,000	$1,500,029
LUKOIL International Finance B.V., 3.416%, 2018 (n)		327,000	324,548
LUKOIL International Finance B.V., 4.563%, 2023 (n)		503,000	464,018
Pacific Rubiales Energy Corp., 7.25%, 2021 (n)		2,076,000	2,179,800

			$4,468,395
Food & Beverages - 1.2%
Ajecorp B.V., 6.5%, 2022		$765,000	$730,575
Ajecorp B.V., 6.5%, 2022 (n)		965,000	921,575
BRF S.A., 3.95%, 2023 (n)		1,535,000	1,304,750
Corporacion Lindley S.A., 6.75%, 2021		389,000	406,991
Corporacion Lindley S.A., 6.75%, 2021 (n)		56,000	58,590
Corporacion Lindley S.A., 4.625%, 2023 (n)		802,000	720,798
JBS Investments GmbH, 7.75%, 2020 (n)		1,558,000	1,596,950
Minerva Luxembourg S.A., 7.75%, 2023		1,360,000	1,322,600

			$7,062,829
Forest & Paper Products - 0.2%
Fibria Overseas Finance Ltd., 7.5%, 2020		$261,000	$287,100
Fibria Overseas Finance Ltd., 7.5%, 2020 (n)		357,000	392,700
Fibria Overseas Finance Ltd., 6.75%, 2021		286,000	311,740
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	180,000	261,590

			$1,253,130
Furniture & Appliances - 0.2%
Arcelik A.S., 5%, 2023 (n)		$1,600,000	$1,368,320

13

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Gaming & Lodging - 0.3%
Great Canadian Gaming Corp., 6.625%, 2022 (n)	CAD	1,375,000	$1,307,099
Playa Resorts Holdings B.V., 8%, 2020 (n)		$555,000	591,075

			$1,898,174
Industrial - 0.8%
ASTALDI S.p.A., 7.125%, 2020 (n)	EUR	1,550,000	$2,179,331
Deutsche Raststatten Gruppe IV GmbH, 6.75%, 2020 (n)	EUR	385,000	547,855
Empark Funding S.A., 6.75%, 2019 (z)	EUR	385,000	534,178
Hyva Global B.V., 8.625%, 2016 (n)		$1,169,000	1,163,155

			$4,424,519
International Market Quasi-Sovereign - 0.5%
Eksportfinans A.S.A., 5.5%, 2017		$1,170,000	$1,240,200
Israel Electric Corp. Ltd., 6.7%, 2017 (n)		819,000	893,734
Israel Electric Corp. Ltd., 6.875%, 2023 (n)		863,000	934,198

			$3,068,132
Machinery & Tools - 0.3%
Ferreycorp S.A.A., 4.875%, 2020 (n)		$1,491,000	$1,364,265
Ferreyros S.A., 4.875%, 2020		685,000	626,775

			$1,991,040
Major Banks - 0.2%
RBS Capital Trust II, 6.425% to 2034, FRN to 2049		$1,375,000	$1,289,063
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)		165,000	174,900

			$1,463,963
Metals & Mining - 0.4%
Rearden G Holdings Eins GmbH, 7.875%, 2020		$1,360,000	$1,387,200
Southern Copper Corp., 6.75%, 2040		1,166,000	1,125,097

			$2,512,297
Oil Services - 0.5%
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 2022 (n)		$1,401,086	$1,429,108
Qgog Constellation S.A., 6.25%, 2019 (n)		1,798,000	1,687,873

			$3,116,981
Other Banks & Diversified Financials - 0.7%
Alfa Bank, 7.75%, 2021 (n)		$1,400,000	$1,501,500
BBVA Bancomer S.A. de C.V., 6.5%, 2021 (n)		1,375,000	1,476,406
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)		407,000	538,258
MMG S.A., 6.75%, 2023 (n)		700,000	660,625

			$4,176,789

14

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Pharmaceuticals - 0.1%
Capsugel FinanceCo. SCA, 9.875%, 2019 (n)	EUR	544,000	$811,494

Retail - 0.2%
New Look Retail Group Ltd., 8.375%, 2018 (z)		$1,160,000	$1,212,200

Specialty Chemicals - 0.2%
SIBUR Securities Ltd., 3.914%, 2018 (n)		$1,500,000	$1,440,000

Specialty Stores - 0.2%
Office Depot de Mexico S.A. de C.V., 6.875%, 2020 (n)		$921,000	$945,407

Telecommunications - Wireless - 2.1%
Altice Financing S.A., 7.875%, 2019 (n)		$1,512,000	$1,640,520
Altice Finco S.A., 8.125%, 2024 (n)		278,000	290,510
Comcel Trust, 6.875%, 2024 (z)		759,000	755,205
Digicel Group Ltd., 8.25%, 2020 (n)		830,000	863,200
Digicel Group Ltd., 6%, 2021 (n)		1,436,000	1,392,920
Eileme 2 AB, 11.625%, 2020 (n)		796,000	946,245
Millicom International Cellular S.A., 4.75%, 2020 (n)		768,000	727,680
Millicom International Cellular S.A., 6.625%, 2021 (n)		1,314,000	1,322,554
MTS International Funding Ltd., 5%, 2023 (n)		1,838,000	1,690,960
VimpelCom Ltd., 5.95%, 2023 (n)		2,000,000	1,875,000
Wind Acquisition Finance S.A., 12.25%, 2017 (n)(p)		580,000	600,300

			$12,105,094
Transportation - 0.3%
Far East Capital Ltd. S.A., 8%, 2018		$290,000	$258,825
Far Eastern Shipping Co., 8%, 2018 (n)		1,387,000	1,237,898
Far Eastern Shipping Co., 8.75%, 2020 (n)		474,000	419,490

			$1,916,213
Transportation - Services - 0.7%
Aguila American Resources Ltd., 7.875%, 2018 (n)		$1,210,000	$1,284,113
Navios South American Logistics, Inc., 9.25%, 2019		597,000	639,536
Stena AB, 7%, 2024 (n)		330,000	336,600
Topaz Marine S.A., 8.625%, 2018 (n)		1,378,000	1,398,670
Ultrapetrol (Bahamas) Ltd., 8.875%, 2021		293,000	314,975

			$3,973,894
Utilities - Electric Power - 1.2%
CE Energy Holding AG, 7%, 2021 (z)	EUR	1,150,000	$1,551,005
EDP Finance B.V., 6%, 2018 (n)		$1,070,000	1,155,600
Empresa de Energia de Bogota S.A., 6.125%, 2021 (n)		1,450,000	1,500,750
Enel S.p.A. , 8.75% to 2013, FRN to 2073 (n)		955,000	1,036,175

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
InterGen N.V., 7%, 2023 (n)	$500,000	$515,000
Viridian Group FundCo II, Ltd., 11.125%, 2017 (n)	1,006,000	1,101,570

		$6,860,100
Total Bonds (Identified Cost, $121,416,106)		$112,810,601

Floating Rate Loans - 0.0%
Metals & Mining - 0.0%
Fortescue Metals Group Ltd., Term Loan B, 4.25%, 2019 (Identified Cost, $4,342)	$4,353	$4,400

Common Stocks - 0.1%
Printing & Publishing - 0.1%
American Media Operations, Inc. (Identified Cost, $1,001,968) (a)	70,215	$343,351

Underlying Affiliated Funds - 80.2%
MFS High Yield Pooled Portfolio (Identified Cost, $464,543,853) (v)(y)	47,525,038	$468,121,621

Money Market Funds - 0.6%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	3,265,647	$3,265,647
Total Investments (Identified Cost, $590,231,916)		$584,545,620

Other Assets, Less Liabilities - (0.2)%		(1,191,371)
Net Assets - 100.0%		$583,354,249

(a)	Non-income producing security.
(c)	The rate shown represents a current effective yield, not a coupon rate.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $78,859,672, representing 13.5% of net assets.
(p)	Payment-in-kind security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(y)	An unaudited Portfolio of Investments for MFS High Yield Pooled Portfolio as of January 31, 2014 has been included as Appendix A.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from

16

Portfolio of Investments – continued

registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Arbor Realty Mortgage Securities, CDO, FRN, 2.537%, 2038	12/20/05	$1,136,462	$727,330
Banc of America Commercial Mortgage, Inc., FRN, 6.258%, 2051	6/19/08	2,890,694	1,953,936
CE Energy Holding AG, 7%, 2021	1/31/14	1,553,601	1,551,005
Comcel Trust, 6.875%, 2024	1/30/14	745,588	755,205
Empark Funding S.A., 6.75%, 2019	12/11/13	530,742	534,178
Falcon Franchise Loan LLC, FRN, 13.488%, 2025	1/29/03	9,261	41,700
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/11-2/14/11	68,468	71,790
Morgan Stanley Capital I, Inc., FRN, 1.411%, 2039	7/20/04	15,638	7,515
New Look Retail Group Ltd., 8.375%, 2018	1/14/14	1,220,420	1,212,200
Northern Blizzard Resources, Inc., 7.25%, 2022	1/24/14	431,680	430,000
Preferred Term Securities XII Ltd., CDO, 0%, 2033	1/07/05	1,376,758	18
Preferred Term Securities XVI Ltd., CDO, 0%, 2035	12/08/04-1/25/05	2,573,173	0
Preferred Term Securities XVII Ltd., CDO, 0%, 2035	3/09/05	1,419,521	0
Schaeffler Finance B.V., 7.625%, 2018	7/18/13	383,158	408,100
VTR Finance B.V., 6.875%, 2024	1/17/14	1,124,499	1,121,296
Total Restricted Securities			$8,814,273
% of Net assets			1.5%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CAD	Canadian Dollar
EUR	Euro

Derivative Contracts at 1/31/14

Forward Foreign Currency Exchange Contracts at 1/31/14

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	CAD	Merill Lynch International Bank	1,375,000	4/11/14	$1,262,163	$1,232,671	$29,492
SELL	EUR	Credit Suisse Group	7,398,070	4/11/14	10,101,620	9,978,050	123,570

17

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 1/31/14 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	EUR	Goldman Sachs International	1,151,925	4/11/14	$1,553,760	$1,553,644	$116

							$153,178

Liability Derivatives
SELL	EUR	Deutsche Bank AG	100,000	4/25/14	$130,476	$134,875	$(4,400)

At January 31, 2014, the fund had sufficient cash and/or securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $122,422,416)	$113,158,352
Underlying affiliated funds, at value (identified cost, $467,809,500)	471,387,268
Total investments, at value (identified cost, $590,231,916)	$584,545,620
Cash	401,746
Foreign currency, at value (identified cost, $33,060)	13,078
Receivables for
Forward foreign currency exchange contracts	153,178
Investments sold	1,144,594
Fund shares sold	1,359,414
Interest and dividends	2,047,738
Other assets	3,799
Total assets	$589,669,167
Liabilities
Payables for
Distributions	$391,718
Forward foreign currency exchange contracts	4,400
Investments purchased	3,139,682
Fund shares reacquired	2,235,563
Payable to affiliates
Investment adviser	69,746
Shareholder servicing costs	321,439
Distribution and service fees	11,776
Payable for independent Trustees’ compensation	4,787
Accrued expenses and other liabilities	135,807
Total liabilities	$6,314,918
Net assets	$583,354,249
Net assets consist of
Paid-in capital	$670,898,597
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(5,558,949)
Accumulated net realized gain (loss) on investments and foreign currency	(80,735,768)
Accumulated distributions in excess of net investment income	(1,249,631)
Net assets	$583,354,249
Shares of beneficial interest outstanding	88,745,052

19

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$366,654,210	55,781,099	$6.57
Class B	27,959,348	4,245,160	6.59
Class C	93,057,949	14,174,884	6.56
Class I	85,541,939	13,002,802	6.58
Class R1	236,317	35,892	6.58
Class R2	231,730	35,180	6.59
Class R3	7,750,560	1,179,099	6.57
Class R4	1,541,645	232,988	6.62
Class R5	380,551	57,948	6.57

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $6.90 [100 / 95.25 x $6.57]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

20

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$12,882,302
Dividends	41,784
Dividends from underlying affiliated funds	28,124,257
Total investment income	$41,048,343
Expenses
Management fee	$3,874,529
Distribution and service fees	2,240,946
Shareholder servicing costs	703,588
Administrative services fee	83,437
Independent Trustees’ compensation	16,222
Custodian fee	99,784
Shareholder communications	112,621
Audit and tax fees	80,609
Legal fees	6,539
Miscellaneous	166,451
Total expenses	$7,384,726
Fees paid indirectly	(77)
Reduction of expenses by investment adviser and distributor	(380,869)
Net expenses	$7,003,780
Net investment income	$34,044,563
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$2,084,146
Underlying affiliated funds	15,149,945
Capital gain distributions from underlying affiliated funds	3,387,253
Foreign currency	39,035
Net realized gain (loss) on investments and foreign currency	$20,660,379
Change in unrealized appreciation (depreciation)
Investments	$(26,872,298)
Translation of assets and liabilities in foreign currencies	470,815
Net unrealized gain (loss) on investments and foreign currency translation	$(26,401,483)
Net realized and unrealized gain (loss) on investments and foreign currency	$(5,741,104)
Change in net assets from operations	$28,303,459

See Notes to Financial Statements

21

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2014	2013
Change in net assets
From operations
Net investment income	$34,044,563	$39,887,285
Net realized gain (loss) on investments and foreign currency	20,660,379	(6,210,559)
Net unrealized gain (loss) on investments and foreign currency translation	(26,401,483)	39,665,021
Change in net assets from operations	$28,303,459	$73,341,747
Distributions declared to shareholders
From net investment income	$(34,727,300)	$(41,248,929)
Change in net assets from fund share transactions	$(36,747,076)	$(3,589,503)
Total change in net assets	$(43,170,917)	$28,503,315
Net assets
At beginning of period	626,525,166	598,021,851
At end of period (including accumulated distributions in excess of net investment income of $1,249,631 and $1,183,676, respectively)	$583,354,249	$626,525,166

See Notes to Financial Statements

22

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$6.64	$6.30	$6.49	$5.98	$4.42
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.42	$0.44	$0.47	$0.49
Net realized and unrealized gain (loss) on investments and foreign currency	(0.06)	0.35	(0.18)	0.51	1.59
Total from investment operations	$0.32	$0.77	$0.26	$0.98	$2.08
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.43)	$(0.45)	$(0.47)	$(0.51)
From tax return of capital	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.39)	$(0.43)	$(0.45)	$(0.47)	$(0.52)
Net asset value, end of period (x)	$6.57	$6.64	$6.30	$6.49	$5.98
Total return (%) (r)(s)(t)(x)	5.00	12.73	4.21	17.06	49.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.11	1.14	1.13	1.13	1.16
Expenses after expense reductions (f)(h)	1.05	1.05	1.05	1.02	0.93
Net investment income	5.84	6.54	6.96	7.64	9.36
Portfolio turnover	38	48	61	68	61
Net assets at end of period (000 omitted)	$366,654	$412,834	$422,926	$474,643	$369,073

See Notes to Financial Statements

23

Financial Highlights – continued

Class B	Years ended 1/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$6.65	$6.32	$6.51	$5.99	$4.43
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.37	$0.39	$0.43	$0.45
Net realized and unrealized gain (loss) on investments and foreign currency	(0.05)	0.35	(0.18)	0.52	1.59
Total from investment operations	$0.28	$0.72	$0.21	$0.95	$2.04
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.39)	$(0.40)	$(0.43)	$(0.47)
From tax return of capital	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.34)	$(0.39)	$(0.40)	$(0.43)	$(0.48)
Net asset value, end of period (x)	$6.59	$6.65	$6.32	$6.51	$5.99
Total return (%) (r)(s)(t)(x)	4.37	11.71	3.44	16.37	48.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.86	1.89	1.88	1.88	1.90
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.77	1.68
Net investment income	5.08	5.77	6.21	6.92	8.64
Portfolio turnover	38	48	61	68	61
Net assets at end of period (000 omitted)	$27,959	$33,338	$35,751	$46,297	$51,506

Class C	Years ended 1/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$6.63	$6.30	$6.48	$5.97	$4.41
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.37	$0.40	$0.43	$0.45
Net realized and unrealized gain (loss) on investments and foreign currency	(0.06)	0.35	(0.18)	0.50	1.59
Total from investment operations	$0.27	$0.72	$0.22	$0.93	$2.04
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.39)	$(0.40)	$(0.42)	$(0.47)
From tax return of capital	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.34)	$(0.39)	$(0.40)	$(0.42)	$(0.48)
Net asset value, end of period (x)	$6.56	$6.63	$6.30	$6.48	$5.97
Total return (%) (r)(s)(t)(x)	4.21	11.73	3.59	16.22	48.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.86	1.89	1.89	1.88	1.90
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.77	1.68
Net investment income	5.10	5.79	6.25	6.94	8.52
Portfolio turnover	38	48	61	68	61
Net assets at end of period (000 omitted)	$93,058	$99,786	$89,483	$96,519	$89,930

See Notes to Financial Statements

24

Financial Highlights – continued

Class I	Years ended 1/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$6.65	$6.31	$6.50	$5.99	$4.43
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.44	$0.46	$0.48	$0.50
Net realized and unrealized gain (loss) on investments and foreign currency	(0.06)	0.35	(0.18)	0.52	1.60
Total from investment operations	$0.34	$0.79	$0.28	$1.00	$2.10
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.45)	$(0.47)	$(0.49)	$(0.53)
From tax return of capital	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.41)	$(0.45)	$(0.47)	$(0.49)	$(0.54)
Net asset value, end of period (x)	$6.58	$6.65	$6.31	$6.50	$5.99
Total return (%) (r)(s)(x)	5.26	13.00	4.47	17.33	50.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.86	0.89	0.88	0.87	0.90
Expenses after expense reductions (f)(h)	0.80	0.80	0.80	0.78	0.68
Net investment income	6.05	6.74	7.21	7.76	9.45
Portfolio turnover	38	48	61	68	61
Net assets at end of period (000 omitted)	$85,542	$70,977	$38,143	$38,266	$20,317

Class R1	Years ended 1/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$6.65	$6.32	$6.51	$5.99	$4.43
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.37	$0.39	$0.43	$0.45
Net realized and unrealized gain (loss) on investments and foreign currency	(0.06)	0.35	(0.18)	0.51	1.59
Total from investment operations	$0.27	$0.72	$0.21	$0.94	$2.04
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.39)	$(0.40)	$(0.42)	$(0.47)
From tax return of capital	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.34)	$(0.39)	$(0.40)	$(0.42)	$(0.48)
Net asset value, end of period (x)	$6.58	$6.65	$6.32	$6.51	$5.99
Total return (%) (r)(s)(x)	4.22	11.71	3.44	16.36	48.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.86	1.89	1.88	1.88	1.90
Expenses after expense reductions (f)(h)	1.80	1.80	1.80	1.77	1.68
Net investment income	5.07	5.70	6.22	6.90	8.53
Portfolio turnover	38	48	61	68	61
Net assets at end of period (000 omitted)	$236	$207	$132	$126	$107

See Notes to Financial Statements

25

Financial Highlights – continued

Class R2	Years ended 1/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$6.65	$6.32	$6.51	$5.99	$4.43
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.40	$0.43	$0.46	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	(0.06)	0.35	(0.18)	0.52	1.60
Total from investment operations	$0.31	$0.75	$0.25	$0.98	$2.07
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.42)	$(0.44)	$(0.46)	$(0.50)
From tax return of capital	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.37)	$(0.42)	$(0.44)	$(0.46)	$(0.51)
Net asset value, end of period (x)	$6.59	$6.65	$6.32	$6.51	$5.99
Total return (%) (r)(s)(x)	4.90	12.26	3.96	16.94	49.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.36	1.39	1.38	1.37	1.40
Expenses after expense reductions (f)(h)	1.30	1.30	1.30	1.27	1.18
Net investment income	5.57	6.22	6.72	7.37	9.03
Portfolio turnover	38	48	61	68	61
Net assets at end of period (000 omitted)	$232	$253	$172	$162	$114

Class R3	Years ended 1/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$6.64	$6.31	$6.49	$5.98	$4.42
Income (loss) from investment operations
Net investment income (d)	$0.38	$0.40	$0.44	$0.47	$0.49
Net realized and unrealized gain (loss) on investments and foreign currency	(0.06)	0.36	(0.17)	0.51	1.59
Total from investment operations	$0.32	$0.76	$0.27	$0.98	$2.08
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.43)	$(0.45)	$(0.47)	$(0.51)
From tax return of capital	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.39)	$(0.43)	$(0.45)	$(0.47)	$(0.52)
Net asset value, end of period (x)	$6.57	$6.64	$6.31	$6.49	$5.98
Total return (%) (r)(s)(x)	5.00	12.55	4.37	17.06	49.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.11	1.12	1.14	1.13	1.17
Expenses after expense reductions (f)(h)	1.05	1.05	1.05	1.03	0.92
Net investment income	5.83	6.06	7.00	7.60	9.91
Portfolio turnover	38	48	61	68	61
Net assets at end of period (000 omitted)	$7,751	$7,588	$771	$560	$352

See Notes to Financial Statements

26

Financial Highlights – continued

Class R4	Years ended 1/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$6.69	$6.30	$6.49	$5.98	$4.42
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.45	$0.46	$0.47	$0.50
Net realized and unrealized gain (loss) on investments and foreign currency	(0.06)	0.39	(0.18)	0.53	1.59
Total from investment operations	$0.34	$0.84	$0.28	$1.00	$2.09
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.45)	$(0.47)	$(0.49)	$(0.52)
From tax return of capital	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.41)	$(0.45)	$(0.47)	$(0.49)	$(0.53)
Net asset value, end of period (x)	$6.62	$6.69	$6.30	$6.49	$5.98
Total return (%) (r)(s)(x)	5.27	13.85	4.47	17.35	50.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.85	0.89	0.89	0.85	0.90
Expenses after expense reductions (f)(h)	0.80	0.80	0.80	0.79	0.68
Net investment income	6.05	6.98	7.25	7.40	9.49
Portfolio turnover	38	48	61	68	61
Net assets at end of period (000 omitted)	$1,542	$1,431	$3,014	$3,040	$122

Class R5 (y)	Years ended 1/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$6.63	$6.29	$6.49	$5.97	$4.42
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.44	$0.45	$0.47	$0.48
Net realized and unrealized gain (loss) on investments and foreign currency	(0.05)	0.35	(0.19)	0.53	1.60
Total from investment operations	$0.35	$0.79	$0.26	$1.00	$2.08
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.45)	$(0.46)	$(0.48)	$(0.52)
From tax return of capital	—	—	—	—	(0.01)
Total distributions declared to shareholders	$(0.41)	$(0.45)	$(0.46)	$(0.48)	$(0.53)
Net asset value, end of period (x)	$6.57	$6.63	$6.29	$6.49	$5.97
Total return (%) (r)(s)(x)	5.51	13.03	4.20	17.43	49.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.77	0.97	0.99	0.95	0.98
Expenses after expense reductions (f)(h)	0.72	0.90	0.90	0.88	0.78
Net investment income	6.14	6.89	7.14	7.45	9.02
Portfolio turnover	38	48	61	68	61
Net assets at end of period (000 omitted)	$381	$112	$7,631	$1,734	$364

See Notes to Financial Statements

27

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	For the year ended January 31, 2014, in addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Yield Opportunities Fund (the fund) is a series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. As of January 31, 2014, 80.2% of the fund’s net assets was invested in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder reports, which are available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The accounting policies detailed in the following paragraphs cover both the fund and the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s shareholder reports are not covered by this report. An unaudited Portfolio of Investments for the High Yield Pooled Portfolio as of January 31, 2014 has been included as Appendix A. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to an enforceable Master Netting Agreement or similar arrangement.

29

Notes to Financial Statements – continued

ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 (“ASU 2013-08”) Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – The investments of the fund and the High Yield Pooled Portfolio are valued as described below.

Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality,

30

Notes to Financial Statements – continued

coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not

31

Notes to Financial Statements – continued

reflected in total investments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$—	$—	$343,351	$343,351
Non-U.S. Sovereign Debt	—	14,613,492	—	14,613,492
U.S. Corporate Bonds	—	2,504,540	—	2,504,540
Commercial Mortgage-Backed Securities	—	3,064,210	—	3,064,210
Asset-Backed Securities (including CDOs)	—	863,583	0	863,583
Foreign Bonds	—	91,764,776	—	91,764,776
Floating Rate Loans	—	4,400	—	4,400
Mutual Funds	471,387,268	—	—	471,387,268
Total Investments	$471,387,268	$112,815,001	$343,351	$584,545,620

Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$148,778	$—	$148,778

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

	Equity Securities	Asset-Backed Securities
Balance as of 1/31/13	$333,521	$—
Change in unrealized appreciation (depreciation)	9,830	—
Transfers into Level 3	—	0
Balance as of 1/31/14	$343,351	$0

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at January 31, 2014 is $9,830.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to

32

Notes to Financial Statements – continued

increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$153,178	$(4,400)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2014 as reported in the Statement of Operations:

Risk	Foreign Currency	Investments (Purchased Options)
Foreign Exchange	$(119,642)	$—
Equity	—	143,766
Total	$(119,642)	$143,766

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended January 31, 2014 as reported in the Statement of Operations:

Risk	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Foreign Exchange	$487,952	$—
Equity	—	(80,228)
Total	$487,952	$(80,228)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA

33

Notes to Financial Statements – continued

Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

34

Notes to Financial Statements – continued

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Effective June 10, 2013, certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the swap agreement is novated to a central counterparty (the “clearinghouse”) immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for

35

Notes to Financial Statements – continued

cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. For uncleared swaps, that risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. Although not covered by an ISDA Master Agreement, the fund’s counterparty risk due to cleared swaps is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations. Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as

36

Notes to Financial Statements – continued

protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At January 31, 2014, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement. For uncleared swaps, counterparty risk is reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. For cleared swaps, the fund’s counterparty risk is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

Loans and other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Distributions of income and capital gains from the High Yield Pooled Portfolio are recorded on the ex-dividend date.

Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund and/or the High Yield Pooled Portfolio may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are

37

Notes to Financial Statements – continued

reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended January 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/14	1/31/13
Ordinary income (including any short-term capital gains)	$34,727,300	$41,248,929

38

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/14
Cost of investments	$594,141,139
Gross appreciation	5,064,810
Gross depreciation	(14,660,329)
Net unrealized appreciation (depreciation)	$(9,595,519)
Undistributed ordinary income	1,647,016
Capital loss carryforwards	(76,228,595)
Post-October capital loss deferral	(597,950)
Other temporary differences	(2,769,300)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after January 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of January 31, 2014, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

1/31/17	$(30,697,499)
1/31/18	(45,531,096)
Total	$(76,228,595)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 1/31/14	Year ended 1/31/13
Class A	$22,633,677	$28,978,403
Class B	1,583,072	2,078,840
Class C	5,016,575	5,704,050
Class I	4,903,806	4,082,792
Class R1	11,840	9,356
Class R2	14,884	12,967

39

Notes to Financial Statements – continued

	From net investment income
	Year ended 1/31/14	Year ended 1/31/13
Class R3	462,065	96,121
Class R4	85,278	121,208
Class R5 (formerly Class W)	16,103	165,192
Total	$34,727,300	$41,248,929

On May 30, 2012, Class W shares were redesignated Class R5. See Note 5 for additional information.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets.

Effective August 1, 2013, the investment adviser has agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $1.5 billion to $2.5 billion and 0.55% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2015. For the period August 1, 2013, to January 31, 2014, the fund’s average daily net assets did not exceed $1.5 billion and therefore, the management fee was not reduced in accordance with this agreement.

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through January 31, 2014, this management fee reduction amounted to $6,695, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended January 31, 2014 was equivalent to an annual effective rate of 0.65% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (including fees and expenses associated with investments in investment companies and other similar investment vehicles) such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.05%	1.80%	1.80%	0.80%	1.80%	1.30%	1.05%	0.80%	0.73%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2015. For the year ended January 31, 2014, this reduction amounted to $367,252 and is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $132,280 for the year ended January 31, 2014, as its portion of the initial sales charge on sales of Class A shares of the fund.

40

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$949,565
Class B	0.75%	0.25%	1.00%	1.00%	303,879
Class C	0.75%	0.25%	1.00%	1.00%	964,464
Class R1	0.75%	0.25%	1.00%	1.00%	2,292
Class R2	0.25%	0.25%	0.50%	0.50%	1,304
Class R3	—	0.25%	0.25%	0.25%	19,442
Total Distribution and Service Fees					$2,240,946

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2014 based on each class’s average daily net assets. Effective January 1, 2013, MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2014, this rebate amounted to $4,551, $162, and $738 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2014, were as follows:

Amount
Class A	$18,467
Class B	51,319
Class C	10,750

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2014, the fee was $117,891, which equated to 0.0198%

41

Notes to Financial Statements – continued

annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended January 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $585,697.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2014 was equivalent to an annual effective rate of 0.0140% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The Retirement Deferral plan resulted in an expense of $283 and is included in independent Trustees’ compensation for the year ended January 31, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under the Retirement Deferral plan amounted to $4,602 at January 31, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended January 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $3,768 and are included in

42

Notes to Financial Statements – continued

“Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,471, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio. which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

The fund invests in the High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The High Yield Pooled Portfolio is designed to be used by MFS funds to invest in a particular security type rather than invest in the security type directly. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly (see Appendix A).

At close of business on March 22, 2013, the fund and certain other MFS funds transferred high income debt instruments, accrued interest and cash to the High Yield Pooled Portfolio, a series of MFS series Trust III, in exchange for shares of the High Yield Pooled Portfolio. The purpose of the transaction was to pool the portion of the assets of the fund and certain other MFS funds invested in high income debt instruments in the High Yield Pooled Portfolio. The transfer was accomplished by a tax-free exchange by the fund of investments valued at approximately $516,450,760 with a cost basis of approximately $492,368,794, accrued interest of approximately $9,799,211 and cash of approximately $178,187 for approximately 52,642,816 shares of the High Yield Pooled Portfolio (valued at approximately $526,428,158). For financial reporting purposes, investments transferred and shares received by the fund were recorded at fair value; however, the cost basis of the investments delivered to the High Yield Pooled Portfolio was carried forward to the shares received. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. The High Yield Pooled Portfolio does not pay a management fee, distribution and/or service fee, or sales charge.

At January 31, 2014, MFS held 61% and 64% of the outstanding shares of Class R1 and R2, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, in-kind transactions, and short-term obligations, aggregated $223,810,439 and $238,809,300, respectively.

43

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/14		Year ended 1/31/13
	Shares	Amount	Shares	Amount
Shares sold
Class A	12,853,466	$84,535,615	25,363,634	$163,115,225
Class B	552,163	3,640,035	1,211,353	7,775,847
Class C	1,720,899	11,318,254	2,577,620	16,550,503
Class I	10,345,287	67,597,857	8,217,473	52,839,400
Class R1	8,418	54,712	8,920	57,988
Class R2	6,903	45,670	9,064	58,993
Class R3	387,273	2,554,016	1,048,142	6,919,868
Class R4	73,311	482,986	379,439	2,439,280
Class R5 (formerly Class W)	40,132	266,869	150,933	957,445
	25,987,852	$170,496,014	38,966,578	$250,714,549

Shares issued to shareholders in reinvestment of distributions
Class A	2,843,014	$18,665,978	3,519,491	$22,664,449
Class B	203,437	1,338,198	240,455	1,553,807
Class C	542,240	3,553,779	568,268	3,660,437
Class I	625,904	4,107,967	385,756	2,502,159
Class R1	1,798	11,819	1,445	9,356
Class R2	2,244	14,759	2,003	12,964
Class R3	70,376	461,853	14,700	95,917
Class R4	12,906	85,276	15,947	102,847
Class R5 (formerly Class W)	2,470	16,103	16,237	103,669
	4,304,389	$28,255,732	4,764,302	$30,705,605

Shares reacquired
Class A	(22,105,856)	$(145,380,703)	(33,778,358)	$(218,173,778)
Class B	(1,521,729)	(10,014,844)	(2,098,305)	(13,536,803)
Class C	(3,139,479)	(20,577,355)	(2,308,205)	(14,861,932)
Class I	(8,649,325)	(56,187,692)	(3,963,999)	(25,345,361)
Class R1	(5,518)	(36,349)	—	—
Class R2	(12,037)	(78,572)	(228)	(1,495)
Class R3	(421,490)	(2,765,859)	(42,216)	(276,275)
Class R4	(67,202)	(447,826)	(659,505)	(4,124,237)
Class R5 (formerly Class W)	(1,492)	(9,622)	(1,362,632)	(8,689,776)
	(35,924,128)	$(235,498,822)	(44,213,448)	$(285,009,657)

44

Notes to Financial Statements – continued

	Year ended 1/31/14		Year ended 1/31/13
	Shares	Amount	Shares	Amount
Net change
Class A	(6,409,376)	$(42,179,110)	(4,895,233)	$(32,394,104)
Class B	(766,129)	(5,036,611)	(646,497)	(4,207,149)
Class C	(876,340)	(5,705,322)	837,683	5,349,008
Class I	2,321,866	15,518,132	4,639,230	29,996,198
Class R1	4,698	30,182	10,365	67,344
Class R2	(2,890)	(18,143)	10,839	70,462
Class R3	36,159	250,010	1,020,626	6,739,510
Class R4	19,015	120,436	(264,119)	(1,582,110)
Class R5 (formerly Class W)	41,110	273,350	(1,195,462)	(7,628,662)
	(5,631,887)	$(36,747,076)	(482,568)	$(3,589,503)

Redesignation of Class W to Class R5 – On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended January 31, 2014, the fund’s commitment fee and interest expense were $2,738 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

45

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS High Yield Pooled Portfolio	—	60,256,918	(12,731,880)	47,525,038
MFS Institutional Money Market Portfolio	23,476,201	168,174,486	(188,385,040)	3,265,647

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS High Yield Pooled Portfolio	$15,149,945	$3,387,253	$28,111,155	$468,121,621
MFS Institutional Money Market Portfolio	$—	$—	$13,102	$3,265,647

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Yield Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Opportunities Fund (one of the series comprising MFS Series Trust III) (the “Fund”) as of January 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2014, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Yield Opportunities Fund as of January 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 18, 2014

47

APPENDIX A

MFS HIGH YIELD POOLED PORTFOLIO

PORTFOLIO OF INVESTMENTS

1/31/14

Appendix A is a complete list of all securities owned by MFS High Yield Pooled Portfolio. It is categorized by broad-based asset classes.

Bonds - 94.1%
Issuer	Shares/Par	Value ($)
Aerospace - 2.2%
Alliant Techsystems, Inc., 5.25%, 2021 (n)	$1,285,000	$1,294,638
Bombardier, Inc., 7.5%, 2018 (n)	2,765,000	3,082,975
Bombardier, Inc., 7.75%, 2020 (n)	1,995,000	2,206,969
Bombardier, Inc., 6.125%, 2023 (n)	3,045,000	2,999,325
CPI International, Inc., 8%, 2018	3,355,000	3,522,712
Huntington Ingalls Industries, Inc., 7.125%, 2021	5,380,000	5,931,450
Kratos Defense & Security Solutions, Inc., 10%, 2017	5,590,000	5,995,275

		$25,033,344
Apparel Manufacturers - 0.9%
Hanesbrands, Inc., 6.375%, 2020	$2,690,000	$2,932,100
Jones Group, Inc., 6.875%, 2019	1,875,000	1,917,188
PVH Corp., 7.375%, 2020	3,105,000	3,384,450
PVH Corp., 4.5%, 2022	1,820,000	1,715,350

		$9,949,088
Automotive - 3.1%
Accuride Corp., 9.5%, 2018	$5,005,000	$4,992,488
Allison Transmission, Inc., 7.125%, 2019 (n)	5,365,000	5,794,200
General Motors Financial Co., Inc., 6.75%, 2018	3,120,000	3,564,600
General Motors Financial Co., Inc., 4.25%, 2023	1,765,000	1,689,988
Goodyear Tire & Rubber Co., 6.5%, 2021	4,920,000	5,245,950
Goodyear Tire & Rubber Co., 7%, 2022	1,110,000	1,207,125
Jaguar Land Rover PLC, 7.75%, 2018 (n)	2,260,000	2,429,500
Jaguar Land Rover PLC, 8.125%, 2021 (n)	4,605,000	5,215,163
Jaguar Land Rover PLC, 5.625%, 2023 (n)	1,360,000	1,387,200
Lear Corp., 8.125%, 2020	1,637,000	1,792,515
Lear Corp., 4.75%, 2023 (n)	755,000	713,475

		$34,032,204
Broadcasting - 4.5%
AMC Networks, Inc., 7.75%, 2021	$4,350,000	$4,882,875
Clear Channel Communications, Inc., 9%, 2021	3,548,000	3,583,480
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022	745,000	761,763
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022	2,570,000	2,640,675
Clear Channel Worldwide Holdings, Inc., “A”, 7.625%, 2020	140,000	147,000

48

MFS High Yield Pooled Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Broadcasting - continued
Clear Channel Worldwide Holdings, Inc., “B”, 7.625%, 2020	$1,390,000	$1,466,450
Hughes Network Systems LLC, 7.625%, 2021	1,745,000	1,980,575
IAC/InterActive Corp., 4.875%, 2018 (n)	595,000	612,850
IAC/InterActive Corp., 4.75%, 2022	2,470,000	2,327,975
Intelsat Jackson Holdings S.A., 6.625%, 2022 (n)	3,520,000	3,634,400
Intelsat Jackson Holdings S.A., 6.625%, 2022	3,170,000	3,273,025
Intelsat S.A., 8.125%, 2023 (n)	4,420,000	4,784,650
Liberty Media Corp., 8.5%, 2029	2,790,000	3,041,100
Liberty Media Corp., 8.25%, 2030	1,215,000	1,284,863
Netflix, Inc., 5.375%, 2021 (n)	2,835,000	2,859,806
Nexstar Broadcasting, Inc., 6.875%, 2020	2,730,000	2,914,275
SIRIUS XM Radio, Inc., 4.25%, 2020 (n)	1,130,000	1,055,138
SIRIUS XM Radio, Inc., 5.875%, 2020 (n)	395,000	399,444
SIRIUS XM Radio, Inc., 5.25%, 2022 (n)	1,430,000	1,478,263
Univision Communications, Inc., 6.875%, 2019 (n)	2,200,000	2,359,500
Univision Communications, Inc., 7.875%, 2020 (n)	2,610,000	2,871,000
Univision Communications, Inc., 8.5%, 2021 (n)	1,670,000	1,832,825

		$50,191,932
Brokerage & Asset Managers - 0.6%
E*TRADE Financial Corp., 6.375%, 2019	$6,525,000	$7,014,375

Building - 3.5%
Allegion U.S. Holding Co., Inc., 5.75%, 2021 (n)	$1,870,000	$1,930,775
Boise Cascade Co., 6.375%, 2020	1,695,000	1,767,038
Building Materials Holding Corp., 6.875%, 2018 (n)	630,000	664,650
Building Materials Holding Corp., 7%, 2020 (n)	925,000	987,438
Building Materials Holding Corp., 6.75%, 2021 (n)	3,495,000	3,752,756
CEMEX Espana S.A., 9.25%, 2020 (n)	1,345,000	1,454,618
CEMEX Espana S.A., 9.25%, 2020	2,640,000	2,855,160
CEMEX S.A.B. de C.V., 5.875%, 2019 (n)	202,000	202,000
CEMEX S.A.B. de C.V., 6.5%, 2019 (n)	440,000	446,600
CEMEX S.A.B. de C.V., 7.25%, 2021 (n)	1,806,000	1,855,665
Gibraltar Industries, Inc., 6.25%, 2021	1,335,000	1,383,394
HD Supply, Inc., 8.125%, 2019	2,060,000	2,290,463
HD Supply, Inc., 7.5%, 2020	4,555,000	4,862,463
Headwaters, Inc., 7.25%, 2019 (z)	1,210,000	1,240,250
Headwaters, Inc., 7.625%, 2019	970,000	1,047,600
Nortek, Inc., 8.5%, 2021	3,960,000	4,375,800
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10%, 2020 (n)	2,337,000	2,623,283
USG Corp., 6.3%, 2016	2,562,000	2,747,745

49

MFS High Yield Pooled Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Building - continued
USG Corp., 7.875%, 2020 (n)		$1,335,000	$1,508,550
USG Corp., 5.875%, 2021 (n)		780,000	820,950

			$38,817,198
Business Services - 2.2%
Equinix, Inc., 4.875%, 2020		$2,070,000	$2,080,350
Equinix, Inc., 5.375%, 2023		1,640,000	1,607,200
Fidelity National Information Services, Inc., 5%, 2022		3,305,000	3,411,246
First Data Corp., 10.625%, 2021 (n)		3,815,000	4,158,350
iGATE Corp., 9%, 2016		3,670,000	3,881,025
Iron Mountain, Inc., 8.375%, 2021		2,083,000	2,228,810
Iron Mountain, Inc., 6%, 2023		2,865,000	2,947,369
Lender Processing Services, Inc., 5.75%, 2023		1,195,000	1,254,750
NeuStar, Inc., 4.5%, 2023		3,205,000	2,748,288

			$24,317,388
Cable TV - 3.5%
CCO Holdings LLC, 8.125%, 2020		$4,825,000	$5,247,188
CCO Holdings LLC, 7.375%, 2020		705,000	766,688
CCO Holdings LLC, 6.5%, 2021		3,150,000	3,291,750
CCO Holdings LLC/CCO Capital Corp., 5.75%, 2024		1,315,000	1,278,838
Cequel Communications Holdings, 6.375%, 2020 (n)		3,065,000	3,133,963
Cequel Communications Holdings I LLC, 5.125%, 2021 (n)		880,000	827,200
DISH DBS Corp., 6.75%, 2021		2,540,000	2,711,450
DISH DBS Corp., 5%, 2023		1,805,000	1,692,188
Lynx I Corp., 5.375%, 2021 (n)		1,390,000	1,393,475
Lynx II Corp., 6.375%, 2023 (n)		800,000	816,000
Nara Cable Funding Ltd., 8.875%, 2018 (n)		840,000	911,400
Telenet Finance Luxembourg, 6.375%, 2020 (n)	EUR	1,510,000	2,189,277
Time Warner Cable, Inc., 4.5%, 2042		$2,800,000	2,143,291
Unitymedia Hessen, 5.5%, 2023 (n)		2,445,000	2,445,000
UPC Holding B.V., 9.875%, 2018 (n)		3,555,000	3,786,075
UPCB Finance III Ltd., 6.625%, 2020 (n)		3,628,000	3,845,680
Virgin Media Finance PLC, 8.375%, 2019		241,000	260,581
Ziggo Bond Co. B.V., 8%, 2018 (n)	EUR	1,895,000	2,715,523

			$39,455,567
Chemicals - 3.1%
Celanese U.S. Holdings LLC, 5.875%, 2021		$1,269,000	$1,351,485
Celanese U.S. Holdings LLC, 4.625%, 2022		1,485,000	1,436,738
Flash Dutch 2 B.V./U.S. Coatings Acquisition, 7.375%, 2021 (n)		2,775,000	2,990,063
Hexion U.S. Finance Corp., 6.625%, 2020		1,840,000	1,909,000

50

MFS High Yield Pooled Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Chemicals - continued
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2018	$2,540,000	$2,641,600
Huntsman International LLC, 8.625%, 2021	4,815,000	5,428,913
INEOS Finance PLC, 8.375%, 2019 (n)	3,690,000	4,068,225
INEOS Group Holdings S.A., 6.125%, 2018 (n)	3,090,000	3,144,075
NOVA Chemicals Corp., 5.25%, 2023 (n)	2,175,000	2,229,375
Polypore International, Inc., 7.5%, 2017	1,450,000	1,533,375
Taminco Global Chemical Corp., 9.75%, 2020 (z)	3,115,000	3,519,950
Tronox Finance LLC, 6.375%, 2020	3,745,000	3,791,813

		$34,044,612
Computer Software - 0.9%
Infor (US), Inc., 11.5%, 2018	$1,940,000	$2,240,700
Syniverse Holdings, Inc., 9.125%, 2019	4,140,000	4,517,775
VeriSign, Inc., 4.625%, 2023	2,995,000	2,867,712

		$9,626,187
Computer Software - Systems - 0.6%
Audatex North America, Inc., 6%, 2021 (n)	$2,445,000	$2,548,913
Audatex North America, Inc., 6.125%, 2023 (n)	715,000	740,025
CDW LLC/CDW Finance Corp., 12.535%, 2017	127,000	133,033
CDW LLC/CDW Finance Corp., 8.5%, 2019	2,920,000	3,204,700

		$6,626,671
Conglomerates - 2.0%
Amsted Industries, Inc., 8.125%, 2018 (n)	$3,625,000	$3,797,188
BC Mountain LLC, 7%, 2021 (n)	3,600,000	3,690,000
Dynacast International LLC, 9.25%, 2019	1,875,000	2,069,531
Griffon Corp., 7.125%, 2018	1,895,000	2,003,963
Renaissance Acquisition, 6.875%, 2021 (n)	4,745,000	4,756,863
Rexel S.A., 6.125%, 2019 (n)	2,780,000	2,891,200
Silver II Borrower, 7.75%, 2020 (n)	2,925,000	3,100,500

		$22,309,245
Construction - 0.2%
Empresas ICA Sociedad Controladora S.A. de C.V., 8.9%, 2021	$2,120,000	$2,141,200

Consumer Products - 1.0%
Elizabeth Arden, Inc., 7.375%, 2021	$2,872,000	$3,058,680
Jarden Corp., 7.5%, 2020	2,515,000	2,716,200
Prestige Brands, Inc., 8.125%, 2020	1,240,000	1,385,700
Prestige Brands, Inc., 5.375%, 2021 (z)	1,225,000	1,225,000
Spectrum Brands, Inc., 6.375%, 2020	2,760,000	2,932,500

		$11,318,080

51

MFS High Yield Pooled Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Services - 1.3%
ADT Corp., 6.25%, 2021 (n)	$2,665,000	$2,755,477
ADT Corp., 4.125%, 2023	1,360,000	1,196,619
Grupo Posadas S.A.B. de C.V., 7.875%, 2017	1,765,000	1,784,856
Monitronics International, Inc., 9.125%, 2020	3,265,000	3,477,225
QVC, Inc., 7.375%, 2020 (n)	1,925,000	2,088,733
Service Corp. International, 7%, 2017	2,795,000	3,151,363

		$14,454,273
Containers - 3.3%
Ardagh Packaging Finance PLC, 7%, 2020 (n)	$317,647	$321,618
Ardagh Packaging Finance PLC, 7.375%, 2017 (n)	2,335,000	2,495,531
Ardagh Packaging Finance PLC, 9.125%, 2020 (n)	400,000	437,000
Ardagh Packaging Finance PLC, 9.125%, 2020 (n)	4,480,000	4,872,000
Ball Corp., 5%, 2022	1,008,000	1,001,700
Ball Corp., 4%, 2023	1,335,000	1,218,188
Berry Plastics Group, Inc., 9.5%, 2018	1,030,000	1,096,950
Berry Plastics Group, Inc., 9.75%, 2021	2,285,000	2,627,750
Beverage Packaging Holdings Group, 6%, 2017 (z)	480,000	492,000
Crown American LLC, 4.5%, 2023	5,365,000	5,083,338
Exopack Holdings S.A., 7.875%, 2019 (n)	2,150,000	2,225,250
Greif, Inc., 6.75%, 2017	1,100,000	1,216,875
Greif, Inc., 7.75%, 2019	980,000	1,107,400
Reynolds Group, 7.125%, 2019	3,095,000	3,272,963
Reynolds Group, 9.875%, 2019	1,355,000	1,497,275
Reynolds Group, 5.75%, 2020	2,050,000	2,096,125
Reynolds Group, 8.25%, 2021	5,660,000	6,013,750

		$37,075,713
Defense Electronics - 0.2%
Ducommun, Inc., 9.75%, 2018	$2,452,000	$2,746,240

Electrical Equipment - 0.2%
Avaya, Inc., 9.75%, 2015	$1,180,000	$1,174,100
Avaya, Inc., 7%, 2019 (n)	665,000	656,688

		$1,830,788
Electronics - 0.8%
Nokia Corp., 5.375%, 2019	$995,000	$1,028,581
Nokia Corp., 6.625%, 2039	1,015,000	1,009,925
NXP B.V., 5.75%, 2021 (n)	640,000	662,400
NXP B.V., 5.75%, 2023 (n)	2,610,000	2,610,000
Sensata Technologies B.V., 6.5%, 2019 (n)	3,320,000	3,569,000

		$8,879,906

52

MFS High Yield Pooled Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Independent - 8.2%
Antero Resources Finance Corp., 6%, 2020	$1,565,000	$1,649,119
Antero Resources Finance Corp., 5.375%, 2021 (n)	2,220,000	2,236,650
Bill Barrett Corp., 7%, 2022	2,400,000	2,502,000
BreitBurn Energy Partners LP, 8.625%, 2020	1,075,000	1,158,313
BreitBurn Energy Partners LP, 7.875%, 2022	4,755,000	5,058,131
Carrizo Oil & Gas, Inc., 8.625%, 2018	1,055,000	1,139,400
Carrizo Oil & Gas, Inc., 7.5%, 2020	2,050,000	2,234,500
Chaparral Energy, Inc., 7.625%, 2022	3,915,000	4,218,413
Cimarex Energy Co., 5.875%, 2022	1,015,000	1,080,975
Concho Resources, Inc., 6.5%, 2022	2,440,000	2,629,100
Concho Resources, Inc., 5.5%, 2023	3,565,000	3,600,650
Denbury Resources, Inc., 8.25%, 2020	3,230,000	3,536,850
Denbury Resources, Inc., 4.625%, 2023	1,880,000	1,734,300
Energy XXI Gulf Coast, Inc., 9.25%, 2017	2,795,000	3,074,500
Energy XXI Gulf Coast, Inc., 7.5%, 2021 (n)	1,180,000	1,224,250
EP Energy LLC, 6.875%, 2019	1,205,000	1,296,881
EP Energy LLC, 9.375%, 2020	4,295,000	4,939,250
EP Energy LLC, 7.75%, 2022	5,050,000	5,580,250
EPL Oil & Gas, Inc., 8.25%, 2018	3,830,000	4,117,250
Halcon Resources Corp., 8.875%, 2021	3,560,000	3,551,100
Harvest Operations Corp., 6.875%, 2017	3,690,000	4,022,100
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020 (n)	1,670,000	1,803,600
Laredo Petroleum, Inc., 9.5%, 2019	1,710,000	1,904,513
Laredo Petroleum, Inc., 5.625%, 2022 (z)	470,000	467,650
Laredo Petroleum, Inc., 7.375%, 2022	960,000	1,048,800
LINN Energy LLC, 8.625%, 2020	740,000	799,200
LINN Energy LLC, 7.75%, 2021	3,114,000	3,300,840
MEG Energy Corp., 6.5%, 2021 (n)	1,405,000	1,461,200
Northern Blizzard Resources, Inc., 7.25%, 2022 (z)	2,325,000	2,325,000
Oasis Petroleum, Inc., 6.875%, 2022 (n)	1,665,000	1,764,900
QEP Resources, Inc., 6.875%, 2021	3,035,000	3,270,213
Range Resources Corp., 5%, 2022	2,620,000	2,597,075
SandRidge Energy, Inc., 8.125%, 2022	4,765,000	4,985,381
SM Energy Co., 6.5%, 2021	2,955,000	3,147,075
Whiting Petroleum Corp., 5%, 2019	1,910,000	1,962,525

		$91,421,954
Engineering - Construction - 0.3%
BakerCorp International, Inc., 8.25%, 2019	$3,065,000	$3,110,975

Entertainment - 1.4%
Activision Blizzard, Inc., 6.125%, 2023 (n)	$1,990,000	$2,074,575
Cedar Fair LP, 9.125%, 2018	1,585,000	1,711,800

53

MFS High Yield Pooled Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Entertainment - continued
Cedar Fair LP, 5.25%, 2021		$3,555,000	$3,546,113
Cinemark USA, Inc., 5.125%, 2022		2,445,000	2,380,819
Cinemark USA, Inc., 4.875%, 2023		2,060,000	1,946,700
Six Flags Entertainment Corp., 5.25%, 2021 (n)		3,490,000	3,455,100

			$15,115,107
Financial Institutions - 5.5%
Aircastle Ltd., 4.625%, 2018		$2,840,000	$2,861,300
Aviation Capital Group, 4.625%, 2018 (n)		3,015,000	3,153,901
Aviation Capital Group, 6.75%, 2021 (n)		1,935,000	2,122,589
CIT Group, Inc., 5.25%, 2018		2,875,000	3,061,875
CIT Group, Inc., 6.625%, 2018 (n)		4,276,000	4,789,120
CIT Group, Inc., 5.5%, 2019 (n)		3,342,000	3,559,230
CIT Group, Inc., 5%, 2022		3,145,000	3,129,275
Icahn Enterprises LP, 6%, 2020		1,530,000	1,577,813
Icahn Enterprises LP, 6%, 2020 (z)		1,630,000	1,689,088
Icahn Enterprises LP, 5.875%, 2022 (n)		2,760,000	2,735,850
International Lease Finance Corp., 7.125%, 2018 (n)		3,373,000	3,904,248
Nationstar Mortgage LLC/Capital Corp., 10.875%, 2015		1,955,000	1,976,994
Nationstar Mortgage LLC/Capital Corp., 6.5%, 2018		2,220,000	2,242,200
Nationstar Mortgage LLC/Capital Corp., 9.625%, 2019		1,320,000	1,481,700
Nationstar Mortgage LLC/Capital Corp., 7.875%, 2020		3,815,000	3,891,300
PHH Corp., 7.375%, 2019		2,260,000	2,435,150
PHH Corp., 6.375%, 2021		1,195,000	1,197,988
SLM Corp., 8.45%, 2018		3,275,000	3,794,906
SLM Corp., 4.875%, 2019		788,000	780,042
SLM Corp., 8%, 2020		6,955,000	7,763,519
SLM Corp., 7.25%, 2022		3,130,000	3,317,800

			$61,465,888
Food & Beverages - 1.1%
B&G Foods, Inc., 4.625%, 2021		$1,295,000	$1,254,531
Constellation Brands, Inc., 3.75%, 2021		430,000	411,188
Constellation Brands, Inc., 4.25%, 2023		3,255,000	3,075,975
Darling Escrow Corp., 5.375%, 2022 (n)		2,685,000	2,705,138
Hawk Acquisition Sub, Inc., 4.25%, 2020 (n)		2,185,000	2,135,838
Sun Merger Sub, Inc., 5.875%, 2021 (n)		2,880,000	2,923,200

			$12,505,870
Forest & Paper Products - 0.7%
Appvion, Inc., 9%, 2020 (n)		$2,680,000	$2,753,700
Smurfit Kappa Group PLC, 4.875%, 2018 (n)		1,500,000	1,563,750
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	1,140,000	1,656,737

54

MFS High Yield Pooled Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Forest & Paper Products - continued
Tembec Industries, Inc., 11.25%, 2018	$1,950,000	$2,140,125

		$8,114,312
Gaming & Lodging - 2.8%
Caesars Entertainment Operating Co., Inc., 8.5%, 2020	$1,330,000	$1,256,850
CCM Merger, Inc., 9.125%, 2019 (z)	3,280,000	3,460,400
Chester Downs & Marina LLC, 9.25%, 2020 (n)	1,450,000	1,424,625
Hilton Worldwide Finance Co., 5.625%, 2021 (n)	2,150,000	2,225,250
Isle of Capri Casinos, Inc., 8.875%, 2020	1,720,000	1,861,900
Isle of Capri Casinos, Inc., 5.875%, 2021	610,000	620,675
MGM Resorts International, 11.375%, 2018	1,770,000	2,274,450
MGM Resorts International, 6.625%, 2021	2,985,000	3,179,025
Pinnacle Entertainment, Inc., 8.75%, 2020	2,130,000	2,332,350
Playa Resorts Holdings B.V., 8%, 2020 (n)	1,056,000	1,124,640
PNK Finance Corp., 6.375%, 2021 (n)	1,860,000	1,906,500
Ryman Hospitality Properties, Inc., REIT, 5%, 2021	1,590,000	1,562,175
Seven Seas Cruises S. DE R.L., 9.125%, 2019	3,845,000	4,248,725
Wynn Las Vegas LLC, 7.75%, 2020	3,085,000	3,432,063

		$30,909,628
Health Maintenance Organizations - 0.1%
Wellcare Health Plans, Inc., 5.75%, 2020	$1,285,000	$1,329,975

Industrial - 1.3%
Dematic S.A., 7.75%, 2020 (n)	$4,995,000	$5,307,188
Howard Hughes Corp., 6.875%, 2021 (n)	2,680,000	2,793,900
Hyva Global B.V., 8.625%, 2016 (n)	1,760,000	1,751,200
Mueller Water Products, Inc., 8.75%, 2020	1,461,000	1,636,320
SPL Logistics Escrow LLC, 8.875%, 2020 (n)	2,675,000	2,889,000

		$14,377,608
Insurance - 0.0%
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)	$431,000	$553,835

Insurance - Property & Casualty - 0.4%
XL Group PLC, 6.5% to 2017, FRN to 2049	$4,645,000	$4,552,100

International Market Quasi-Sovereign - 0.2%
Eksportfinans A.S.A., 5.5%, 2016	$170,000	$179,605
Eksportfinans A.S.A., 5.5%, 2017	2,170,000	2,300,200

		$2,479,805

55

MFS High Yield Pooled Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Machinery & Tools - 2.0%
Blueline Rental Finance Corp., 7%, 2019 (z)	$1,180,000	$1,219,825
Case New Holland, Inc., 7.875%, 2017	1,630,000	1,909,138
CNH Capital LLC, 3.625%, 2018	2,105,000	2,128,681
H&E Equipment Services Co., 7%, 2022	3,685,000	3,998,225
Jurassic Holdings III, Inc., 6.875%, 2021 (z)	2,185,000	2,195,925
NESCO LLC/NESCO Holdings Corp., 11.75%, 2017 (n)	3,805,000	4,261,600
RSC Equipment Rental, Inc., 8.25%, 2021	2,505,000	2,811,863
United Rentals North America, Inc., 5.75%, 2018	1,195,000	1,277,156
United Rentals North America, Inc., 7.625%, 2022	2,198,000	2,472,750

		$22,275,163
Major Banks - 1.8%
Bank of America Corp., FRN, 5.2%, 2049	$5,760,000	$5,158,080
Barclays Bank PLC, 7.625%, 2022	2,965,000	3,150,313
Credit Suisse Group AG, 6.5%, 2023 (n)	1,960,000	2,082,500
JPMorgan Chase & Co. , 6% to 2023, FRN to 2049	5,485,000	5,279,313
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)	905,000	959,300
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	2,800,000	2,957,500

		$19,587,006
Medical & Health Technology & Services - 5.2%
AmSurg Corp., 5.625%, 2020	$1,115,000	$1,159,600
CHS/Community Health Systems, Inc., 5.125%, 2021 (z)	700,000	704,375
CHS/Community Health Systems, Inc., 6.875%, 2022 (z)	2,380,000	2,439,500
Davita, Inc., 6.375%, 2018	4,650,000	4,882,500
Davita, Inc., 6.625%, 2020	4,110,000	4,407,975
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	1,065,000	1,174,163
Fresenius Medical Care Capital Trust III, 5.625%, 2019 (n)	2,455,000	2,608,438
Fresenius Medical Care Capital Trust III, 5.875%, 2022 (n)	1,375,000	1,460,938
HCA, Inc., 7.25%, 2020	1,795,000	1,949,819
HCA, Inc., 7.5%, 2022	5,140,000	5,801,775
HCA, Inc., 5.875%, 2022	2,460,000	2,589,150
HealthSouth Corp., 8.125%, 2020	4,780,000	5,210,200
IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 2019	3,025,000	3,229,188
Kinetic Concepts, Inc., 12.5%, 2019	2,120,000	2,395,600
Lifepoint Hospitals, Inc., 5.5%, 2021 (n)	3,525,000	3,586,688
Tenet Healthcare Corp., 8%, 2020	4,700,000	5,134,750
Tenet Healthcare Corp., 4.5%, 2021	2,955,000	2,862,656
Tenet Healthcare Corp., 8.125%, 2022	945,000	1,031,231
Universal Health Services, Inc., 7%, 2018	1,715,000	1,826,475
Universal Health Services, Inc., 7.625%, 2020	3,495,000	3,695,963

		$58,150,984

56

MFS High Yield Pooled Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical Equipment - 0.7%
Biomet, Inc., 6.5%, 2020	$3,065,000	$3,268,056
Physio-Control International, Inc., 9.875%, 2019 (n)	1,430,000	1,603,388
Teleflex, Inc., 6.875%, 2019	2,550,000	2,664,750

		$7,536,194
Metals & Mining - 3.2%
ArcelorMittal S.A., 6.75%, 2022	$965,000	$1,040,994
ArcelorMittal S.A., 7.25%, 2041	1,735,000	1,665,600
Arch Coal, Inc., 8%, 2019 (z)	1,455,000	1,451,363
Arch Coal, Inc., 7.25%, 2020	2,190,000	1,680,825
Century Aluminum Co., 7.5%, 2021 (n)	3,260,000	3,251,850
Commercial Metals Co., 4.875%, 2023	1,838,000	1,727,720
Consol Energy, Inc., 8%, 2017	1,510,000	1,581,725
Consol Energy, Inc., 8.25%, 2020	4,385,000	4,752,244
First Quantum Minerals Ltd., 7.25%, 2019 (n)	5,492,000	5,588,110
Fortescue Metals Group Ltd., 8.25%, 2019 (n)	2,780,000	3,061,475
Peabody Energy Corp., 6%, 2018	2,110,000	2,247,150
Peabody Energy Corp., 6.25%, 2021	1,110,000	1,121,100
TMS International Corp., 7.625%, 2021 (n)	2,400,000	2,550,000
Walter Energy, Inc., 9.5%, 2019 (n)	1,020,000	1,035,300
Walter Energy, Inc., 8.5%, 2021	3,150,000	2,331,000

		$35,086,456
Natural Gas - Distribution - 0.7%
AmeriGas Finance LLC, 6.75%, 2020	$4,805,000	$5,249,463
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 2021	1,085,000	1,117,550
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 2022 (n)	1,430,000	1,472,900

		$7,839,913
Natural Gas - Pipeline - 3.3%
Access Midstream Partners Co., 5.875%, 2021	$1,020,000	$1,081,200
Access Midstream Partners Co., 4.875%, 2023	4,390,000	4,302,200
Atlas Pipeline Partners LP/Atlas Pipeline, 4.75%, 2021	860,000	793,350
Atlas Pipeline Partners LP/Atlas Pipeline, 5.875%, 2023	2,815,000	2,695,363
Crestwood Midstream Partners LP, 6%, 2020	3,240,000	3,329,100
Crestwood Midstream Partners LP, 6.125%, 2022 (n)	710,000	724,200
Crosstex Energy, Inc., 7.125%, 2022	283,000	324,743
El Paso Corp., 7.75%, 2032	5,775,000	5,957,796
Energy Transfer Equity LP, 7.5%, 2020	3,405,000	3,834,881
MarkWest Energy Partners LP, 5.5%, 2023	1,885,000	1,894,425
MarkWest Energy Partners LP, 4.5%, 2023	2,429,000	2,289,333
Sabine Pass Liquefaction, 5.625%, 2021 (n)	2,720,000	2,713,200

57

MFS High Yield Pooled Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Natural Gas - Pipeline - continued
Sabine Pass Liquefaction, 5.625%, 2023 (n)		$4,800,000	$4,560,000
Summit Midstream Holdings LLC, 7.5%, 2021 (n)		2,135,000	2,273,775

			$36,773,566
Network & Telecom - 1.3%
Centurylink, Inc., 6.45%, 2021		$1,000,000	$1,041,250
Centurylink, Inc., 7.65%, 2042		2,830,000	2,525,775
Citizens Communications Co., 9%, 2031		3,390,000	3,390,000
Frontier Communications Corp., 8.125%, 2018		870,000	989,625
Qwest Corp., 7.5%, 2014		3,000	3,124
TW Telecom Holdings, Inc., 5.375%, 2022		950,000	940,500
TW Telecom Holdings, Inc., 5.375%, 2022		1,900,000	1,881,000
Windstream Corp., 7.75%, 2020		2,345,000	2,485,700
Windstream Corp., 7.75%, 2021		690,000	724,500

			$13,981,474
Oil Services - 1.5%
Bristow Group, Inc., 6.25%, 2022		$3,130,000	$3,302,150
Dresser-Rand Group, Inc., 6.5%, 2021		1,000,000	1,067,500
Edgen Murray Corp., 8.75%, 2020 (n)		1,510,000	1,740,275
Pacific Drilling S.A., 5.375%, 2020 (n)		3,235,000	3,226,913
Shale-Inland Holdings LLC/Finance Co., 8.75%, 2019 (n)		3,460,000	3,520,550
Unit Corp., 6.625%, 2021		3,765,000	3,953,250

			$16,810,638
Other Banks & Diversified Financials - 1.1%
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)		$2,973,000	$3,931,793
LBG Capital No. 1 PLC, 7.875%, 2020 (n)		5,465,000	5,888,538
UBS AG, 7.625%, 2022		2,020,000	2,321,677

			$12,142,008
Pharmaceuticals - 1.8%
Capsugel FinanceCo. SCA, 9.875%, 2019 (n)	EUR	2,270,000	$3,386,196
Capsugel S.A., 7%, 2019 (n)(p)		$955,000	975,294
Endo Finance Co., 5.75%, 2022 (z)		1,420,000	1,416,450
Endo Health Solutions, Inc., 7.25%, 2022		2,225,000	2,369,625
Salix Pharmaceuticals Ltd., 6%, 2021 (z)		1,670,000	1,740,975
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)		5,100,000	5,495,250
Valeant Pharmaceuticals International, Inc., 7.25%, 2022 (n)		2,700,000	2,943,000
Vantage Point Imaging, 7.5%, 2021 (n)		1,560,000	1,737,450

			$20,064,240

58

MFS High Yield Pooled Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Precious Metals & Minerals - 0.5%
Eldorado Gold Corp., 6.125%, 2020 (n)	$3,065,000	$2,927,075
IAMGOLD Corp., 6.75%, 2020 (n)	3,467,000	2,972,953

		$5,900,028
Printing & Publishing - 0.6%
American Media, Inc., 13.5%, 2018 (z)	$338,724	$363,281
Gannett Co., Inc., 6.375%, 2023 (n)	2,140,000	2,193,500
Gannett Co., Inc., 5.125%, 2020 (n)	1,415,000	1,416,769
Lamar Media Corp., 5%, 2023	3,255,000	3,157,350

		$7,130,900
Railroad & Shipping - 0.2%
Watco Cos. LLC, 6.375%, 2023 (n)	$2,055,000	$2,034,450

Real Estate - 1.7%
Aviv Healthcare Properties LP/Aviv Healthcare, 6%, 2021	$2,515,000	$2,577,875
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019	2,585,000	2,681,938
DuPont Fabros Technology LP, REIT, 5.875%, 2021	2,935,000	3,045,063
ERP Properties, REIT, 7.75%, 2020	1,805,000	2,100,711
ERP Properties, REIT, 5.75%, 2022	805,000	839,138
Felcor Lodging LP, REIT, 5.625%, 2023	1,675,000	1,637,313
MPT Operating Partnership LP, REIT, 6.875%, 2021	2,275,000	2,422,875
MPT Operating Partnership LP, REIT, 6.375%, 2022	3,400,000	3,510,500

		$18,815,413
Retailers - 1.6%
Academy Ltd., 9.25%, 2019 (n)	$1,375,000	$1,500,469
Best Buy Co., Inc., 5.5%, 2021	1,200,000	1,182,000
Burlington Coat Factory Warehouse Corp., 10%, 2019	2,770,000	3,088,550
CST Brands, Inc., 5%, 2023	942,000	904,320
Jo-Ann Stores Holdings, Inc., 9.75%, 2019 (n)(p)	2,580,000	2,683,200
Limited Brands, Inc., 7%, 2020	1,295,000	1,456,875
Limited Brands, Inc., 6.95%, 2033	720,000	707,400
Rite Aid Corp., 9.25%, 2020	3,760,000	4,291,100
Sally Beauty Holdings, Inc., 6.875%, 2019	1,495,000	1,644,500

		$17,458,414
Specialty Chemicals - 0.3%
Chemtura Corp., 5.75%, 2021	$3,020,000	$3,080,400

Specialty Stores - 0.2%
Michaels Stores, Inc., 7.75%, 2018	$1,820,000	$1,942,850
Michaels Stores, Inc., 5.875%, 2020 (z)	710,000	710,000

		$2,652,850

59

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Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - 4.0%
Crown Castle International Corp., 5.25%, 2023	$1,890,000	$1,873,463
Digicel Group Ltd., 8.25%, 2017 (n)	2,420,000	2,509,540
Digicel Group Ltd., 10.5%, 2018 (n)	2,290,000	2,434,270
Digicel Group Ltd., 8.25%, 2020 (n)	1,190,000	1,237,600
Eileme 2 AB, 11.625%, 2020 (n)	1,220,000	1,450,275
MetroPCS Wireless, Inc., 7.875%, 2018	2,190,000	2,337,825
MetroPCS Wireless, Inc., 6.25%, 2021 (n)	3,360,000	3,490,200
Sprint Capital Corp., 6.875%, 2028	2,890,000	2,759,950
Sprint Corp., 7.875%, 2023 (n)	3,340,000	3,565,450
Sprint Corp., 7.125%, 2024 (z)	1,560,000	1,567,800
Sprint Nextel Corp., 8.375%, 2017	2,549,000	2,944,095
Sprint Nextel Corp., 9%, 2018 (n)	1,400,000	1,690,500
Sprint Nextel Corp., 6%, 2022	3,210,000	3,153,825
T-Mobile USA, Inc., 6.125%, 2022	475,000	485,688
T-Mobile USA, Inc., 6.5%, 2024	1,440,000	1,470,600
T-Mobile USA, Inc., 6.464%, 2019	1,465,000	1,541,913
T-Mobile USA, Inc., 6.633%, 2021	710,000	747,275
Wind Acquisition Finance S.A., 12.25%, 2017 (n)(p)	4,918,868	5,091,028
Wind Acquisition Finance S.A., 7.25%, 2018 (n)	4,520,000	4,734,700

		$45,085,997
Telephone Services - 0.4%
Cogent Communications Group, Inc., 8.375%, 2018 (n)	$965,000	$1,051,850
Level 3 Financing, Inc., 9.375%, 2019	1,990,000	2,218,850
Level 3 Financing, Inc., 8.625%, 2020	1,320,000	1,475,100

		$4,745,800
Tobacco - 0.1%
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 2023	$1,465,000	$1,374,419

Transportation - Services - 3.3%
Aguila American Resources Ltd., 7.875%, 2018 (n)	$4,000,000	$4,245,000
Avis Budget Car Rental LLC, 8.25%, 2019	1,655,000	1,781,194
Avis Budget Car Rental LLC, 9.75%, 2020	945,000	1,093,838
CEVA Group PLC, 8.375%, 2017 (n)	4,175,000	4,357,656
Jack Cooper Holdings Corp., 9.25%, 2020 (n)	3,775,000	4,124,188
Navios Maritime Acquisition Corp., 8.125%, 2021 (n)	2,540,000	2,590,800
Navios Maritime Holding, Inc., 7.375%, 2022 (n)	2,980,000	3,002,350
Navios South American Logistics, Inc., 9.25%, 2019	2,256,000	2,416,740
Stena AB, 7%, 2024 (n)	2,975,000	3,034,500
Swift Services Holdings, Inc., 10%, 2018	5,265,000	5,804,663

60

MFS High Yield Pooled Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Transportation - Services - continued
Syncreon Group BV/Syncre, 8.625%, 2021 (n)	$2,140,000	$2,214,900
Ultrapetrol (Bahamas) Ltd., 8.875%, 2021	1,571,000	1,688,825

		$36,354,654
Utilities - Electric Power - 2.5%
AES Corp., 7.375%, 2021	$2,030,000	$2,248,225
Calpine Corp., 7.875%, 2020 (n)	2,524,000	2,763,780
Calpine Corp., 6%, 2022 (n)	475,000	491,625
Covanta Holding Corp., 7.25%, 2020	4,290,000	4,665,375
Energy Future Holdings Corp., 10%, 2020	3,472,000	3,671,640
Energy Future Holdings Corp., 10%, 2020 (n)	2,580,000	2,715,450
InterGen N.V., 7%, 2023 (n)	2,375,000	2,446,250
NRG Energy, Inc., 8.25%, 2020	4,025,000	4,397,313
NRG Energy, Inc., 6.25%, 2022 (z)	1,440,000	1,443,600
NRG Energy, Inc., 6.625%, 2023	1,915,000	1,955,694
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)	1,080,000	796,500

		$27,595,452
Total Bonds (Identified Cost, $1,018,219,072)		$1,048,277,487

Floating Rate Loans (g)(r) - 2.0%
Aerospace - 0.1%
TransDigm, Inc., Term Loan C, 3.75%, 2020	$1,454,241	$1,463,330

Conglomerates - 0.1%
Silver II U.S. Holdings LLC, Term Loan B, 4%, 2019	$958,345	$961,939

Consumer Services - 0.1%
Realogy Corp., Term Loan B, 4.5%, 2020	$867,324	$872,745

Energy - Independent - 0.1%
MEG Energy Corp., Term Loan B, 3.75%, 2020	$1,429,699	$1,440,719

Entertainment - 0.1%
Cedar Fair LP, Term Loan B, 3.25%, 2020	$1,073,015	$1,075,697

Food & Beverages - 0.2%
Aramark Corp., Term Loan D, 4%, 2019	$1,469,080	$1,476,411
H.J. Heinz Co., Term Loan B2, 3.5%, 2020	699,400	705,993

		$2,182,404
Gaming & Lodging - 0.1%
Hilton Worldwide, Term Loan B, 3.93%, 2020	$1,205,280	$1,213,081

61

MFS High Yield Pooled Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Floating Rate Loans (g)(r) - continued
Medical & Health Technology & Services - 0.1%
Community Health Systems, Inc., Term Loan, 2021 (o)	$552,218	$557,839

Metals & Mining - 0.2%
Fortescue Metals Group Ltd., Term Loan B, 4.25%, 2019	$1,699,515	$1,718,104

Retailers - 0.2%
Rite Aid Corp., Term Loan, 4.87%, 2021	$937,939	$953,181
Toys ‘‘R’’ Us, Inc., Term Loan B, 6%, 2019	1,935,490	1,833,876

		$2,787,057
Transportation - Services - 0.5%
American Commercial Lines, Inc., Term Loan, 7.5%, 2019	$5,279,676	$5,253,278

Utilities - Electric Power - 0.2%
Calpine Construction Finance Co., Term Loan B, 3%, 2020	$2,632,932	$2,620,591
Total Floating Rate Loans (Identified Cost, $22,073,099)		$22,146,784

Common Stocks - 0.0%
Automotive - 0.0%
Accuride Corp. (a)	48,891	$186,275

Energy - Independent - 0.0%
SandRidge Energy, Inc. (a)	490	$3,014
Total Common Stocks (Identified Cost, $712,172)		$189,289

Convertible Bonds - 0.2%
Network & Telecom - 0.2%
Nortel Networks Corp., 2.125%, 2014 (Identified Cost, $1,784,200) (a)(d)	$1,805,000	$1,802,744

Preferred Stocks - 0.3%
Other Banks & Diversified Financials - 0.3%
Ally Financial, Inc., 7% (z)	1,639	$1,586,296
GMAC Capital Trust I, 8.125%	83,650	2,290,337
Total Preferred Stocks (Identified Cost, $3,651,909)		$3,876,633

62

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Portfolio of Investments – continued

Money Market Funds - 0.9%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	9,978,615	$9,978,615
Total Investments (Identified Cost, $1,056,419,067)		$1,086,271,552

Other Assets, Less Liabilities - 2.5%		27,437,287
Net Assets - 100.0%		$1,113,708,839

(a)	Non-income producing security.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $367,710,299, representing 33.0% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown, if any, represents the weighted average coupon rate for settled amounts.
(p)	Payment-in-kind security.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Ally Financial, Inc., 7% (Preferred Stock)	4/13/11-11/27/12	$1,552,313	$1,586,296
American Media, Inc., 13.5%, 2018	12/22/10-12/28/10	342,494	363,281
Arch Coal, Inc., 8%, 2019	12/12/13-1/23/14	1,458,088	1,451,363
Beverage Packaging Holdings Group, 6%, 2017	12/04/13	480,000	492,000
Blueline Rental Finance Corp., 7%, 2019	1/16/14	1,180,000	1,219,825
CCM Merger, Inc., 9.125%, 2019	12/09/13-1/14/14	3,497,233	3,460,400
CHS/Community Health Systems, Inc., 5.125%, 2021	1/15/14	700,000	704,375
CHS/Community Health Systems, Inc., 6.875%, 2022	1/15/14-1/22/14	2,429,286	2,439,500

63

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Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Endo Finance Co., 5.75%, 2022	12/11/13	$1,420,000	$1,416,450
Headwaters, Inc., 7.25%, 2019	12/05/13-1/13/14	1,247,279	1,240,250
Icahn Enterprises LP, 6%, 2020	1/08/14	1,662,476	1,689,088
Jurassic Holdings III, Inc., 6.875%, 2021	1/24/14-1/27/14	2,191,900	2,195,925
Laredo Petroleum, Inc., 5.625%, 2022	1/13/14	470,000	467,650
Michaels Stores, Inc., 5.875%, 2020	12/16/13	710,000	710,000
NRG Energy, Inc., 6.25%, 2022	1/10/14	1,440,000	1,443,600
Northern Blizzard Resources, Inc., 7.25%, 2022	1/24/14-1/27/14	2,328,155	2,325,000
Prestige Brands, Inc., 5.375%, 2021	12/03/13-12/04/13	1,226,123	1,225,000
Salix Pharmaceuticals Ltd., 6%, 2021	12/12/13-12/13/13	1,693,601	1,740,975
Sprint Corp., 7.125%, 2024	12/09/13-1/23/14	1,575,926	1,567,800
Taminco Global Chemical Corp., 9.75%, 2020	12/12/13	3,547,878	3,519,950
Total Restricted Securities			$31,258,728
% of Net assets			2.8%

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 1/31/14

Forward Foreign Currency Exchange Contracts at 1/31/14

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	EUR	Credit Suisse Group	6,857,524	4/11/14	$9,363,537	$9,248,996	$114,541

Swap Agreements at 1/31/14

Expiration	Currency	Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Credit Default Swap Agreements
12/20/17	USD	15,000,000	Deutsche Bank (a)	5.00% (fixed rate)	(1)	$1,294,520

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the CDX.NA.HY.19 Index, a B rated credit default index. The fund entered into the contract to manage market/sector exposure.
(a)	Net unamortized premiums paid by the fund amounted to $881,016.

64

MFS High Yield Pooled Portfolio

Portfolio of Investments – continued

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At January 31, 2014, the fund had cash collateral of $40,000 to cover any commitments for certain derivative contracts.

For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

65

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 62)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco (investment management), UK, Director (until 2014)	N/A

66

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

67

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

68

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach and Mr. Buller) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

69

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
William Adams David Cole Matthew Ryan

70

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015.

71

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

72

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

73

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1. Go to mfs.com.

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If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

January 31, 2014

MFS® MUNICIPAL HIGH INCOME FUND

MMH-ANN

MFS® MUNICIPAL HIGH INCOME FUND

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

It’s a new year, and with it a more sober mood has arrived. During 2013, stocks delivered robust gains across many countries, global regions and economic sectors. It’s too early to draw conclusions for all of 2014, but several weak economic reports have weighed on investors’ minds.

Additionally, concerns have risen that China could stumble as it shifts to a consumer-driven economy, and the U.S. Federal Reserve has started to taper its bond-buying stimulus program, thereby reducing global liquidity. These potential headwinds from the world’s two largest economies have helped cause a flight from emerging markets such as Argentina, Russia, India, Turkey and South Africa. Compounding concerns, some of these countries face their own economic and political challenges. The widespread volatility resulting from all this is a reminder of how interconnected the global economy is.

On the brighter side, U.S. economic reports have remained fairly positive and other major developed markets, including Germany,

Japan and the United Kingdom, have continued to release reasonably strong data. Even the economies of some of the eurozone’s weaker links, including Greece, Portugal and Italy, appear to be growing after a prolonged slump.

In uncertain times such as these, it is particularly important to remember that managing risk should always be a top priority. At MFS®, active risk management is an integral part of our collaborative process. Our global team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and believe in the value of maintaining a long-term view and applying proven principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

March 18, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Healthcare Revenue-Hospitals	16.8%
Healthcare Revenue-Long Term Care	12.9%
Universities-Colleges	9.1%
Tobacco	7.6%
Universities-Secondary Schools	6.5%

Composition including fixed income credit quality (a)(i)
AAA	2.8%
AA	6.7%
A	12.4%
BBB	29.7%
BB	12.9%
B	12.3%
C	0.7%
Not Rated	21.9%
Cash & Other	0.6%

Portfolio facts (i)
Average Duration (d)	9.9
Average Effective Maturity (m)	20.9 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Portfolio Composition – continued

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 1/31/14.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended January 31, 2014, Class A shares of the MFS Municipal High Income Fund (“fund”) provided a total return of –4.05%, at net asset value. This compares with a return of –1.07% for the fund’s benchmark, the Barclays Municipal Bond Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Over the twelve months ended January 31, 2014, municipal bond yields generally increased as fixed income market activity was led by the Fed’s signal this past June that it would begin to reduce monthly purchases of US Treasury and Mortgage Backed Securities as early as Q3 2013; the reduction in the size of the purchase program actually began in December 2013. Subsequently, 10-year US Treasury yields increased dramatically from 1.60% in May to a peak of 3% in early September. Municipal bond prices fell accordingly during this time frame when the Fed announced it might taper asset purchases. The rise in municipal bond yields was more pronounced in the long end of the yield curve (y) relative to intermediate-term bonds as municipal bond mutual fund redemptions, as well as reduced liquidity, lessened the demand for longer maturity bonds. Further, more flames were fanned by credit concerns, first by Detroit’s Chapter 9 filing in July, and then by increased scrutiny of Puerto Rico’s weakened fiscal position in late August. Municipal market supply/demand dynamics improved during

Management Review – continued

the last few months of the period, enough to enable municipal bonds to rally as retail investors and hedge funds emerged as the market’s primary source of demand. The supply/demand dynamics were further supported by a reduced level of issuance during the November – January period, and finally a reversal of the trend in mutual fund flows. During the last few weeks of January 2014, mutual fund flows turned modestly positive, reversing a persistent trend of outflows that had taken place since late May 2013.

Detractors from Performance

Relative to the Barclays Municipal Bond Index, the fund’s greater exposure to “BBB” rated (r) securities detracted from relative performance as bonds within this credit quality segment underperformed the benchmark.

Bond selection within the health care, education, and utilities sectors also held back relative returns. Bonds issued by the states of California and Texas were another source of relative weakness.

Contributors to Performance

The fund’s greater exposure to the airline sector and favorable bond selection in the tax – special assessment sector were positive factors for relative performance.

The fund’s underweight exposure to bonds issued by the territory of Puerto Rico supported relative performance as this market segment underperformed the benchmark during the reporting period.

Respectfully,

Gary Lasman	Geoffrey Schechter
Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 1/31/14

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 1/31/14

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	2/24/84	(4.05)%	9.45%	4.69%	N/A
B	9/07/93	(4.92)%	8.59%	3.88%	N/A
C	9/25/98	(5.12)%	8.37%	3.64%	N/A
I	6/01/11	(4.18)%	N/A	N/A	6.75%
Comparative benchmark
Barclays Municipal Bond Index (f)		(1.07)%	5.54%	4.43%	N/A
Average annual with sales charge
A With initial Sales Charge (4.75%)		(8.61)%	8.39%	4.18%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(8.56)%	8.30%	3.88%	N/A
C With CDSC (1% for 12 months) (v)		(6.03)%	8.37%	3.64%	N/A

Class I shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays Municipal Bond Index – a market capitalization-weighted index that measures the performance of the tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

August 1, 2013 through January 31, 2014

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2013 through January 31, 2014.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 8/01/13	Ending Account Value 1/31/14	Expenses Paid During Period (p) 8/01/13-1/31/14
A	Actual	0.69%	$1,000.00	$1,025.98	$3.52
	Hypothetical (h)	0.69%	$1,000.00	$1,021.73	$3.52
B	Actual	1.46%	$1,000.00	$1,020.70	$7.44
	Hypothetical (h)	1.46%	$1,000.00	$1,017.85	$7.43
C	Actual	1.69%	$1,000.00	$1,019.50	$8.60
	Hypothetical (h)	1.69%	$1,000.00	$1,016.69	$8.59
I	Actual	0.69%	$1,000.00	$1,024.58	$3.52
	Hypothetical (h)	0.69%	$1,000.00	$1,021.73	$3.52

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.02% of investment related expenses from inverse floaters that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

PORTFOLIO OF INVESTMENTS

1/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 98.0%
Issuer	Shares/Par	Value ($)

Airport Revenue - 1.0%
Burlington, VT, Airport Rev., “A”, 4%, 2028	$1,565,000	$1,322,315
Chicago, IL, O’Hare International Airport Rev., Third Lien, “A”, 5.625%, 2035	5,645,000	6,021,578
Guam International Airport Authority Rev., “C”, 5%, 2016	255,000	269,721
Houston, TX, Airport System Rev., “B”, 5%, 2026	1,335,000	1,468,260
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 2036	2,435,000	2,656,293
Port Authority of NY & NJ, Special Obligation Rev. (JFK International Air Terminal LLC), 6%, 2042	2,780,000	3,012,241
San Jose, CA, Airport Rev., “A-2”, 5.25%, 2034	6,545,000	6,851,371

		$21,601,779
General Obligations - General Purpose - 2.1%
Bellwood, IL, 5.875%, 2027	$2,300,000	$2,132,376
Bellwood, IL, 6.15%, 2032	4,800,000	4,385,568
Deaf Smith County, TX, Hospital District, “A”, 6.5%, 2040	3,800,000	4,229,590
Guam Government, “A”, 7%, 2039	1,115,000	1,170,259
Luzerne County, PA, AGM, 6.75%, 2023	1,220,000	1,365,217
Mississippi Development Bank Special Obligation (Greenville, MS Project), 5%, 2027	1,430,000	1,431,144
State of California (Veterans), 5.05%, 2036	600,000	603,924
State of Illinois, 5%, 2025	940,000	1,015,520
State of Illinois, 5.5%, 2038	1,110,000	1,158,807
Washington Motor Vehicle Fuel Tax, “B”, NATL, 5%, 2032 (u)	25,010,000	26,801,466

		$44,293,871
General Obligations - Schools - 1.3%
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 2031	$2,060,000	$960,619
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 2032	2,095,000	921,800
Beverly Hills, CA, Unified School District (Election of 2008), Capital Appreciation, 0%, 2033	4,185,000	1,734,808
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2030	4,785,000	2,188,850
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2031	4,280,000	1,838,645
Escondido, CA, Union High School District (Election of 2008), Capital Appreciation, “A”, ASSD GTY, 0%, 2032	3,010,000	1,214,415

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
General Obligations - Schools - continued
Hartnell, CA, Community College District (Election of 2002), Capital Appreciation, “D”, 0%, 2039	$10,355,000	$1,961,548
Lake Tahoe, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 2045	4,240,000	1,698,290
Los Angeles, CA, Unified School District, “D”, 5%, 2034	525,000	569,651
Merced, CA, Union High School District, Capital Appreciation, “A”, ASSD GTY, 0%, 2030	645,000	285,703
Newport Mesa, CA, Unified School District (Election of 2005), Capital Appreciation, 0%, 2041	12,965,000	2,330,848
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2024	3,110,000	1,922,260
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2027	2,070,000	1,060,523
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2029	4,025,000	1,809,157
Oceanside, CA, Unified School District, Capital Appreciation, ASSD GTY, 0%, 2030	4,455,000	1,868,382
Royse City, TX, Independent School District, School Building, Capital Appreciation, PSF, 0%, 2027	2,960,000	1,558,470
Royse City, TX, Independent School District, School Building, Capital Appreciation, PSF, 0%, 2029	2,995,000	1,411,813
West Contra Costa, CA, Unified School District (Election of 2005), Capital Appreciation, “C”, ASSD GTY, 0%, 2029	3,665,000	1,677,471
Whittier, CA, Union High School District, Capital Appreciation, 0%, 2034	2,270,000	692,713

		$27,705,966
Healthcare Revenue - Hospitals - 16.5%
Alexander City, AL, Special Care Facilities Financing Authority Medical Facilities Rev., “A” (Russell Hospital Corp.), 5.75%, 2036	$1,900,000	$1,818,452
Atchison, KS, Hospital Rev. (Atchison Hospital Assn.), “A”, 6.75%, 2030	2,600,000	2,777,684
Athens County, OH, Hospital Facilities Rev. (O’Bleness Memorial Hospital), “A”, 7.125%, 2033	2,500,000	2,500,400
Brazoria County, TX, Health Facilities Development Corp., Hospital Rev. (Brazosport Regional Health System), 5.25%, 2032	2,000,000	1,832,020
Brazoria County, TX, Health Facilities Development Corp., Hospital Rev. (Brazosport Regional Health System), 5.5%, 2042	9,910,000	8,819,305
Brunswick, GA, Hospital Authority Rev. (Glynn-Brunswick Memorial Hospital), 5.625%, 2034	1,375,000	1,444,644
Butler County, OH, Hospital Facilities Rev. (UC Health), 5.5%, 2040	5,435,000	5,541,689
Butler County, OH, Hospital Facilities Rev. (UC Health), 5.75%, 2040	2,210,000	2,284,499

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
California Health Facilities Financing Authority Rev. (St. Joseph Health System), “A”, 5.75%, 2039	$2,765,000	$3,012,025
Chattanooga, TN, Health Educational & Housing Facility Board Rev. (Catholic Health Initiatives), “A”, 5.25%, 2045	2,270,000	2,321,733
Chautauqua County, NY, Capital Resource Corp. Rev. (Women’s Christian Assn.), “A”, 8%, 2030	3,890,000	4,052,524
Citrus County, FL, Hospital Board Rev. (Citrus Memorial Hospital), 6.25%, 2023	3,140,000	3,128,790
Citrus County, FL, Hospital Board Rev. (Citrus Memorial Hospital), 6.375%, 2032	5,180,000	5,587,361
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.25%, 2023	1,400,000	1,480,850
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 6.75%, 2029	4,790,000	5,041,715
Cullman County, AL, Health Care Authority (Cullman Regional Medical Center), “A”, 7%, 2036	1,000,000	1,048,690
DeKalb County, GA, Hospital Authority Rev. (DeKalb Medical Center, Inc.), 6.125%, 2040	7,170,000	7,206,137
Escambia County, FL, Health Facilities Authority (Baptist Hospital, Inc.), “A”, 6%, 2036	3,050,000	3,205,916
Fruita, CO, Rev. (Family Health West Project), 7%, 2018	700,000	766,458
Fruita, CO, Rev. (Family Health West Project), 8%, 2043	4,440,000	4,831,608
Gallia County, OH, Hospital Facilities Rev. (Holzer Health Systems), “A”, 8%, 2042	7,730,000	8,158,938
Glasgow, KY, Healthcare Rev. (TJ Samson Community Hospital), 6.375%, 2035	2,840,000	3,086,966
Grundy County, MO, Industrial Development Authority, Health Facilities Rev. (Wright Memorial Hospital), 6.75%, 2034	1,590,000	1,688,882
Harris County, TX, Cultural Education Facilities Finance Corp. Medical Facilities Rev. (Baylor College of Medicine), “D”, 5.625%, 2032	4,535,000	4,920,022
Harris County, TX, Health Facilities Development Corp., Hospital Rev. (Memorial Hermann Healthcare Systems), “B”, 7.25%, 2018 (c)	2,400,000	3,087,384
Hillsborough County, FL, Industrial Development Authority Rev. (University Community Hospital), “A”, 5.625%, 2018 (c)	4,700,000	5,655,275
Illinois Finance Authority Rev. (Kewanee Hospital), 5.1%, 2031	3,695,000	3,695,813
Illinois Finance Authority Rev. (KishHealth Systems Obligated Group), 5.75%, 2028	3,770,000	4,032,618
Illinois Finance Authority Rev. (O.S.F. Healthcare Systems) “A”, 7%, 2029	3,025,000	3,482,199
Illinois Finance Authority Rev. (O.S.F. Healthcare Systems) “A”, 7.125%, 2037	2,555,000	2,928,669

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Illinois Finance Authority Rev. (Provena Health), “A”, 6%, 2028	$4,000,000	$4,258,040
Illinois Finance Authority Rev. (Provena Health), “A”, 7.75%, 2034	3,865,000	4,651,721
Illinois Finance Authority Rev. (Rehabilitation Institute of Chicago), “A”, 6%, 2043	1,305,000	1,397,851
Illinois Finance Authority Rev. (Resurrection Health), 6.125%, 2025	2,620,000	2,887,581
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.875%, 2038	1,500,000	1,628,325
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 7%, 2044	2,545,000	2,771,505
Indiana Health & Educational Facilities Finance Authority, Hospital Rev. (Clarian Health), “A”, 5%, 2039	2,000,000	2,009,140
Indiana Health & Educational Facilities Finance Authority, Hospital Rev. (Clarian Health), “B”, 5%, 2033	2,510,000	2,537,409
Iron River, MI, Hospital Finance Authority Rev. (Iron County Community Hospital, Inc.), 6.5%, 2040	2,250,000	2,016,563
Jefferson Parish, LA, Hospital Service District No. 1 (West Jefferson Medical Center), “A”, 6%, 2039	1,500,000	1,585,710
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.25%, 2031	3,200,000	3,287,424
Jefferson Parish, LA, Hospital Service District No. 2 (East Jefferson General Hospital), 6.375%, 2041	2,000,000	2,042,980
Johnson City, TN, Health & Educational Facilities Board, Hospital Rev. (Mountain States Health Alliance), 6%, 2038	1,700,000	1,836,544
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Baptist Healthcare System), “A”, 5.625%, 2027	815,000	881,610
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6%, 2030	710,000	749,597
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.375%, 2040	5,030,000	5,283,764
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 6.5%, 2045	1,955,000	2,062,290
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 2042	1,030,000	987,904
Lake County, OH, Hospital Facilities Rev. (Lake Hospital), “C”, 6%, 2043	2,870,000	3,012,180
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 5.9%, 2028	1,890,000	1,791,701
Lebanon County, PA, Health Facilities Authority Rev. (Good Samaritan Hospital), 6%, 2035	5,500,000	5,032,170
Louisiana Public Facilities Authority Hospital Rev. (Lake Charles Memorial Hospital), 6.375%, 2034	5,470,000	5,675,399

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Louisville & Jefferson County, KY, Metropolitan Government Healthcare Systems Rev. (Norton Healthcare, Inc.), 5.25%, 2036	$5,180,000	$5,203,673
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 5.5%, 2037	6,400,000	6,268,992
Lufkin, TX, Health Facilities Development Corp. Rev. (Memorial Health System), 6.25%, 2037	4,340,000	4,450,583
Martin County, FL, Health Facilities Authority Rev. (Martin Memorial Medical Center), 5.5%, 2042	2,760,000	2,782,328
Massachusetts Health & Educational Facilities Authority Rev. (Jordan Hospital), “D”, 5.25%, 2018	3,750,000	3,752,963
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), 6.75%, 2014 (c)	338,500	355,584
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), 6.75%, 2021	1,115,000	1,158,284
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), 6.75%, 2029	2,151,500	2,233,300
Miami-Dade County, FL, Health Facilities Authority Hospital Rev. (Miami Childrens Hospital), 6%, 2046	7,250,000	7,744,885
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 5.75%, 2039	4,405,000	4,559,704
Muskingum County, OH, Hospital Facilities Rev. (Genesis Health System Obligated Group), 5%, 2033	3,400,000	2,900,438
Muskingum County, OH, Hospital Facilities Rev. (Genesis Health System Obligated Group), 5%, 2044	8,165,000	6,431,815
Muskingum County, OH, Hospital Facilities Rev. (Genesis Health System Obligated Group), 5%, 2048	3,400,000	2,632,552
New Hampshire Business Finance Authority Rev. (Elliot Hospital Obligated Group), “A”, 6%, 2027	4,935,000	5,267,668
New Hampshire Business Finance Authority Rev. (Huggins Hospital), 6.875%, 2039	830,000	870,786
New Jersey Health Care Facilities, Financing Authority Rev. (St. Joseph’s Healthcare System), 6.625%, 2038	8,000,000	8,134,880
New Mexico Hospital Equipment Loan Council, Hospital Rev. (Rehoboth McKinley Christian Hospital), “A”, 5%, 2017	300,000	297,132
New Mexico Hospital Equipment Loan Council, Hospital Rev. (Rehoboth McKinley Christian Hospital), “A”, 5.25%, 2026	1,580,000	1,392,675
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.5%, 2030	1,570,000	1,766,140
New York Dormitory Authority Rev., Non-State Supported Debt (Bronx-Lebanon Hospital Center), LOC, 6.25%, 2035	975,000	1,066,114
Norman, OK, Regional Hospital Authority Rev., 5%, 2027	1,350,000	1,360,476
Norman, OK, Regional Hospital Authority Rev., 5.375%, 2029	795,000	802,847

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Northampton County, PA, General Purpose Authority Hospital Rev. (St. Luke’s Hospital), “A”, 5.5%, 2040	$1,075,000	$1,077,967
Ohio Higher Educational Facility Commission (University Hospital Health System), “A”, 6.75%, 2015 (c)	5,390,000	5,721,862
Palomar Pomerado Health Care District, CA, COP, 6.75%, 2039	4,080,000	4,180,531
Philadelphia, PA, Hospitals & Higher Education Facilities Authority Rev. (Temple University Health System), “A”, 5.625%, 2042	4,700,000	3,988,373
Richmond, IN, Hospital Authority Rev. (Reid Hospital & Health Center Services), “A”, 6.625%, 2039	4,760,000	5,172,216
Royal Oak, MI, Hospital Finance Authority Rev. (William Beaumont Hospital), 8.25%, 2039	6,945,000	8,353,446
Salida, CO, Hospital District Rev., 5.25%, 2036	5,991,000	5,767,835
San Buenaventura, CA, Rev. (Community Memorial Health System), 7.5%, 2041	6,000,000	6,709,380
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.625%, 2031	1,370,000	1,448,912
Scioto County, OH, Hospital Facilities Rev. (Southern Ohio Medical Center), 5.75%, 2038	4,100,000	4,299,137
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.5%, 2030	2,750,000	2,765,840
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.75%, 2032	2,205,000	2,226,587
South Carolina Jobs & Economic Development Authority, Hospital Rev. (Palmetto Health), 5.75%, 2039	940,000	989,576
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6%, 2029	1,155,000	1,253,187
South Lake County, FL, Hospital District Rev. (South Lake Hospital), “A”, 6.25%, 2039	1,715,000	1,858,991
Southeastern Ohio Port Authority, Hospital Facilities Rev. (Memorial Health System), 5.75%, 2032	3,725,000	3,520,200
Sullivan County, TN, Health, Educational & Housing Facilities Board Hospital Rev. (Wellmont Health Systems Project), RADIAN, 5%, 2017	2,155,000	2,157,327
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), “A”, 5.25%, 2032	3,515,000	3,337,844
Tyler, TX, Health Facilities Development Corp. (East Texas Medical Center), “A”, 5.375%, 2037	2,375,000	2,263,161
Upland, CA, COP (San Antonio Community Hospital), 6.375%, 2032	600,000	664,986
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 6.75%, 2029	1,550,000	1,727,398
Washington Health Care Facilities Authority Rev. (Central Washington Health Services), 7%, 2039	3,665,000	4,015,484

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Washington Health Care Facilities Authority Rev. (Highline Medical Center), FHA, 6.25%, 2036	$5,670,000	$6,939,910
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), “A”, 6.25%, 2042	5,075,000	5,252,879
Washington Health Care Facilities Authority Rev. (Virginia Mason Medical Center), “B”, ACA, 5.75%, 2037	1,000,000	1,014,290
West Contra Costa, CA, Healthcare District, AMBAC, 5.5%, 2029	700,000	702,723
West Virginia Hospital Finance Authority, Hospital Rev. (Thomas Health System), 6.5%, 2038	3,450,000	3,334,667
Wisconsin Health & Educational Facilities Authority Rev. (Meritor Hospital), “A”, 5.5%, 2031	1,855,000	1,979,007
Wisconsin Health & Educational Facilities Authority Rev. (Meritor Hospital), “A”, 6%, 2041	1,405,000	1,514,070
Wisconsin Health & Educational Facilities Authority Rev. (Sauk-Praire Memorial Hospital), 5.25%, 2043	4,695,000	4,120,848
Wisconsin Health & Educational Facilities Authority Rev. (Sauk-Praire Memorial Hospital), “A”, 5.125%, 2038	3,000,000	2,640,750
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Services), 5.25%, 2034	4,155,000	4,165,637

		$344,425,514
Healthcare Revenue - Long Term Care - 12.8%
ABAG Finance Authority for Non-Profit Corps., CA, Rev. (Episcopal Senior Communities), 6.125%, 2041	$4,000,000	$4,217,240
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 2032	1,250,000	1,439,063
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 2042	2,000,000	2,279,060
Alachua County, FL, Health Facilities Authority, Continuing Care Rev. (Oak Hammock at the University of Florida, Inc.), “A”, 8%, 2046	1,000,000	1,130,840
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.25%, 2033	1,060,000	1,071,766
Americus and Sumter County, GA, Hospital Authority Rev. (Magnolia Manor Obligated Group), “A”, 6.375%, 2043	1,060,000	1,063,911
Bell County, TX, Health Facility Development Corp. (Advanced Living Technologies, Inc.), 8%, 2036 (a)(d)	4,650,000	46,500
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 2027	620,000	616,615
Bucks County, PA, Industrial Development Authority Rev. (Lutheran Community Telford Center), 5.75%, 2037	800,000	751,576

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), 6.25%, 2039	$2,985,000	$3,092,281
California Statewide Communities Development Authority Rev. (Southern California Presbyterian Homes), 7%, 2029	1,400,000	1,555,904
California Statewide Communities Development Authority Rev. (Southern California Presbyterian Homes), 7.25%, 2041	560,000	615,138
California Statewide Communities Development Authority Rev. (The Terraces at San Joaquin Gardens), “A”, 5.625%, 2032	1,000,000	951,700
California Statewide Communities Development Authority Rev. (The Terraces at San Joaquin Gardens), “A”, 6%, 2042	1,000,000	950,190
Carmel, IN, Rev. (Barrington of Carmel Project), “A”, 7.125%, 2042	3,000,000	3,006,330
Chartiers Valley, PA, Industrial & Commercial Development Authority (Asbury Health Center Project), 5.75%, 2022	500,000	494,515
Collier County, FL, Industrial Development Authority Continuing Care Community Rev. (The Arlington of Naples Project), “A”, 8.125%, 2044	4,970,000	5,008,567
Colorado Health Care Facilities Authority Rev. (American Baptist Homes of the Midwest Obligated Group), 8%, 2043	2,975,000	2,974,941
Colorado Health Facilities Authority Rev. (American Baptist Homes), “A”, 5.9%, 2037	1,355,000	1,075,978
Colorado Health Facilities Authority Rev. (Christian Living Communities Project), 6.375%, 2041	1,620,000	1,643,441
Colorado Health Facilities Authority Rev. (Christian Living Communities Project), “A”, 5.75%, 2037	2,650,000	2,660,362
Colorado Health Facilities Authority Rev. (Covenant Retirement Communities, Inc.), “A”, 5%, 2033	4,295,000	4,087,165
Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan Society), 5.625%, 2043	825,000	848,735
Colorado Health Facilities Authority Rev. (Total Longterm Care, Inc.),“A”, 6%, 2030	700,000	737,702
Colorado Health Facilities Authority Rev. (Total Longterm Care, Inc.),“A”, 6.25%, 2040	1,150,000	1,206,086
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 2030	1,035,000	1,076,586
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6%, 2040	2,495,000	2,579,880
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 5.25%, 2041	965,000	852,549
Cumberland County, PA, Municipal Authority Rev. (Asbury Atlantic, Inc.), 6.125%, 2045	7,220,000	7,503,385
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.125%, 2029	905,000	964,540

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.35%, 2029	$435,000	$435,548
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.375%, 2039	7,060,000	7,486,706
Cumberland County, PA, Municipal Authority Rev. (Diakon Lutheran Social Ministries), 6.5%, 2039	325,000	325,351
Fulton County, GA, Residential Care Facilities, Elderly Authority Rev. (Canterbury Court), “A”, 6.125%, 2034	1,020,000	1,021,030
Georgia Medical Center Hospital Authority Rev. (Spring Harbor Green Island Project), 5.25%, 2037	4,610,000	4,156,514
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (Brazos Presbyterian Homes Inc. Project), 7%, 2043	2,265,000	2,306,789
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 8.75%, 2029	415,000	463,754
Hawaii Department of Budget & Finance, Special Purpose Rev. (15 Craigside Project), “A”, 9%, 2044	1,190,000	1,327,576
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 2028	1,795,000	1,674,179
Huntsville-Redstone Village, AL, Special Care Facilities Financing Authority (Redstone Village Project), 5.5%, 2043	1,560,000	1,308,247
Idaho Health Facilities Authority Rev. (The Terraces of Boise Project), “B2”, 6%, 2021	2,120,000	2,123,434
Idaho Health Facilities Authority Rev. (The Terraces of Boise Project), “B3”, 5.25%, 2020	2,060,000	2,056,416
Illinois Finance Authority Rev. (Christian Homes, Inc.), 6.125%, 2027	4,150,000	4,437,678
Illinois Finance Authority Rev. (Evangelical Retirement Homes of Greater Chicago, Inc.), 7.25%, 2045	3,600,000	3,664,728
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.5%, 2027	1,600,000	1,589,440
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 4.75%, 2033	2,685,000	2,245,036
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.5%, 2037	8,015,000	7,120,606
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 5.125%, 2043	3,410,000	2,761,418
Illinois Finance Authority Rev. (Friendship Village), “A”, 5.375%, 2025	4,630,000	4,586,293
Illinois Finance Authority Rev. (Lutheran Home & Services), 5.625%, 2042	3,110,000	2,880,327
Illinois Finance Authority Rev. (Montgomery Place), “A”, 5.75%, 2038	1,730,000	1,711,973
Illinois Finance Authority Rev. (Smith Village), “A”, 6.25%, 2035	2,195,000	2,153,800

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Illinois Finance Authority Rev. (The Clare at Water Tower), “A-6”, 6%, 2028 (a)(d)	$1,057,000	$106
Illinois Finance Authority Rev., Capital Appreciation, (The Clare at Water Tower), “B”, 0%, 2050 (a)	453,000	45
Indiana Finance Authority Rev. (Marquette Project), 4.75%, 2032	4,790,000	4,464,759
Indiana Finance Authority Rev. (Marquette Project), 5%, 2039	1,215,000	1,114,313
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “A”, 5.5%, 2021	1,530,000	1,576,757
Iowa Finance Authority, Health Care Facilities Rev. (Care Initiatives), “A”, 5.5%, 2025	2,495,000	2,522,245
James City County, VA, Economic Development Authority, Residential Care Facilities Rev. (Virginia United Methodist Homes of Williamsburg), “A”, 6%, 2043	3,035,712	2,543,350
James City County, VA, Economic Development Authority, Residential Care Facilities Rev. (Virginia United Methodist Homes of Williamsburg), “A”, 2%, 2048 (a)	981,912	26,001
Johnson City, TN, Health & Educational Facilities Board Rev. (Appalachian Christian Village Project), “A”, 5%, 2043	3,000,000	2,532,090
Kalamazoo, MI, Economic Development Corp. Rev. (Heritage Community), 5.375%, 2027	750,000	682,470
Kalamazoo, MI, Economic Development Corp. Rev. (Heritage Community), 5.5%, 2036	2,550,000	2,227,425
Kentucky Economic Development Finance Authority Health Care Rev. (Masonic Homes of Kentucky, Inc.), 5.375%, 2042	2,130,000	1,945,691
Kentucky Economic Development Finance Authority Health Care Rev. (Masonic Homes of Kentucky, Inc.), 5.5%, 2045	1,325,000	1,220,789
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II), 7.25%, 2041	3,000,000	3,181,860
Kentucky Economic Development Finance Authority Rev. (Masonic Home Independent Living II), 7.375%, 2046	1,050,000	1,118,723
Lee County, FL, Industrial Development Authority Healthcare Facilities Rev. (Shell Point Alliance), “B”, 6.5%, 2031	1,600,000	1,684,720
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 5.375%, 2027	1,185,000	1,132,362
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 7.125%, 2029	1,555,000	1,630,791
Lenexa, KS, Health Care Facilities Rev. (Lakeview Village, Inc.), 5.5%, 2039	2,325,000	2,069,622
Maryland Health & Higher Educational Facilities Authority Rev. (Charlestown Community), 6.25%, 2041	2,360,000	2,486,708
Massachusetts Development Finance Agency Rev. (Adventcare), “A”, 6.75%, 2037	4,640,000	4,760,965
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 2031	869,621	768,362

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-1”, 6.25%, 2039	$218,601	$186,720
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), “A-2”, 5.5%, 2046	58,153	42,542
Massachusetts Development Finance Agency Rev. (Linden Ponds, Inc.), Capital Appreciation, “B”, 0%, 2056	289,249	1,776
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.25%, 2033	1,350,000	1,319,895
Massachusetts Development Finance Agency Rev. (North Hill Communities), “A”, 6.5%, 2043	2,080,000	2,005,619
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.375%, 2030	2,235,000	2,381,325
Montgomery County, OH, Health Care & Multifamily Housing Rev. (St. Leonard), 6.625%, 2040	3,230,000	3,445,021
Montgomery County, PA, Higher Education & Health Authority Rev. (AHF/Montgomery), 6.875%, 2036	3,600,000	3,633,732
New Hampshire Health & Education Facilities Authority Rev. (Rivermead), “A”, 6.875%, 2041	2,625,000	2,799,248
New Jersey Economic Development Authority Rev. (Lions Gate), “A”, 5.75%, 2025	475,000	475,841
New Jersey Economic Development Authority Rev. (Lions Gate), “A”, 5.875%, 2037	2,830,000	2,698,179
New Jersey Economic Development Authority Rev. (Seabrook Village, Inc.), 5.25%, 2036	2,735,000	2,519,974
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), “A”, 6%, 2025	785,000	783,085
Norfolk, VA, Redevelopment & Housing Authority Rev. (Fort Norfolk Retirement Community), “A”, 6.125%, 2035	3,530,000	3,486,758
Oklahoma Development Finance Authority Continuing Care Retirement Community Rev. (Inverness Village), 5.75%, 2037	3,720,000	3,542,593
Orange County, NY, Funding Corp. Assisted Living Residence Rev. (The Hamlet at Wallkill Assisted Living Project), 6.5%, 2046	3,000,000	2,677,440
Pell City, AL, Special Care Facilities, Financing Authority Rev. (Noland Health Services, Inc.), 5%, 2039	1,670,000	1,672,021
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (Sears Methodist Retirement System, Inc.), 5.4%, 2028	880,000	769,586
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (Sears Methodist Retirement System, Inc.), “A”, 6.05%, 2046	3,654,000	3,079,628
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (Sears Methodist Retirement System, Inc.), “C”, 6.25%, 2053	390,000	332,834

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Red River, TX, Health Facilities Development Corp., Retirement Facilities Rev. (Sears Methodist Retirement System, Inc.), “D”, 6.05%, 2046	$766,000	$645,592
Sarasota County, FL, Health Facility Authority Rev. (Sarasota Manatee), 5.75%, 2037	2,390,000	2,105,542
Sarasota County, FL, Health Facility Authority Rev. (Sarasota Manatee), 5.75%, 2045	395,000	336,070
Scott County, IA, Rev. (Christian Retirement Homes, Inc.), 5.25%, 2021	2,410,000	2,429,593
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 2032	1,311,828	871,329
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), “A”, 6%, 2047	2,987,260	1,858,733
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), Capital Appreciation, “B”, 0%, 2047	562,212	6,325
South Carolina Jobs & Economic Development Authority Rev. (Woodlands at Furman), Capital Appreciation, “B”, 0%, 2047	516,379	5,809
South Carolina Jobs & Economic Development Authority, Health Facilities Rev. (Lutheran Homes of South Carolina, Inc.), 5.125%, 2048	805,000	699,907
St. John’s County, FL, Industrial Development Authority (Bayview Project), “A”, 5.2%, 2027	1,590,000	1,339,543
St. John’s County, FL, Industrial Development Authority (Bayview Project), “A”, 5.25%, 2041	2,800,000	2,113,692
St. John’s County, FL, Industrial Development Authority Rev. (Presbyterian Retirement), “A”, 6%, 2045	7,715,000	7,927,317
Suffolk County, NY, Industrial Development Agency (Medford Hamlet Assisted Living), 6.375%, 2039	1,400,000	1,259,594
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 5.75%, 2019	500,000	543,095
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 6.125%, 2029	520,000	537,404
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 5.125%, 2037	835,000	749,688
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 6.375%, 2044	3,515,000	3,585,019
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Stayton at Museum Way), 8%, 2028	1,000,000	1,003,920

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Stayton at Museum Way), 8.25%, 2044	$7,500,000	$7,247,400
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village), “A”, 6.25%, 2042	1,675,000	1,696,490
Tempe, AZ, Industrial Development Authority Rev. (Friendship Village), “A”, 6.25%, 2046	1,275,000	1,285,047
Terre Haute, IN, Rev. (Westminster Village), 6%, 2039	3,600,000	3,198,024
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7%, 2030	3,940,000	4,354,882
Travis County, TX, Health Facilities Development Corp. Rev. (Westminster Manor Health), 7.125%, 2040	3,560,000	3,892,148
Travis County, TX, Health Facilities Development Corp., Retirement Facilities Rev. (Querencia Barton Creek), 5.5%, 2025	1,440,000	1,443,730
Tulsa County, OK, Industrial Authority, Senior Living Community Rev. (Montereau, Inc.), “A”, 7.25%, 2045	3,500,000	3,715,110
Ulster County, NY, Industrial Development Agency (Woodland Pond), “A”, 6%, 2037	3,925,000	3,064,797
Upper Illinois River Valley Development Authority (Pleasant View Lutheran Home), 7.25%, 2040	1,080,000	1,109,419
Upper Illinois River Valley Development Authority (Pleasant View Lutheran Home), 7.375%, 2045	1,250,000	1,284,238
Washington Housing Finance Community Nonprofit Housing Rev. (Rockwood Retirement Communities), 5.125%, 2020	4,095,000	4,093,772
Wichita, KS, Health Care Facilities Rev. (Presbyterian Manors, Inc.), “A”, 6.375%, 2043	4,165,000	4,227,059
Wisconsin Health & Educational Facilities Authority Rev. (American Eagle Nursing Home), 7.15%, 2028	3,420,000	3,525,986
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.25%, 2029	485,000	519,668
Wisconsin Health & Educational Facilities Authority Rev. (St. John’s Community, Inc.), “A”, 7.625%, 2039	1,960,000	2,106,784

		$266,666,086
Healthcare Revenue - Other - 0.2%
Koyukuk, AK, Tanana Chiefs Conference, Healthcare Facilities Project, 7.75%, 2041	$3,315,000	$3,571,283

Human Services - 0.6%
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “A”, 7%, 2036	$1,535,000	$1,490,992
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (CDF Healthcare), “C”, 7%, 2036	1,270,000	1,233,589

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Human Services - continued
Louisiana Local Government, Environmental Facilities & Community Development Authority Rev. (Westside Rehab Center Project), “A”, 6.85%, 2036	$6,995,000	$6,986,116
Montgomery County, PA, Industrial Development Authority (Wordsworth Academy), 8%, 2024	2,145,000	2,145,493

		$11,856,190
Industrial Revenue - Airlines - 6.4%
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “A”, 8.75%, 2029	$4,070,000	$4,810,699
Clayton County, GA, Development Authority Special Facilities Rev. (Delta Airlines, Inc.), “B”, 9%, 2035	1,310,000	1,396,565
Denver, CO, City & County Airport Rev. (United Airlines), 5.25%, 2032	13,545,000	12,613,917
Denver, CO, City & County Airport Rev. (United Airlines), 5.75%, 2032	3,460,000	3,386,164
Houston, TX, Airport Systems Rev., Special Facilities (Continental Airlines, Inc. Terminal E Project), 7.375%, 2022	1,100,000	1,099,989
Houston, TX, Airport Systems Rev., Special Facilities (Continental Airlines, Inc. Terminal E Project), 6.75%, 2029	17,865,000	17,868,394
Houston, TX, Airport Systems Rev., Special Facilities (Continental Airlines, Inc. Terminal E Project), 7%, 2029	1,830,000	1,832,288
Houston, TX, Airport Systems Rev., Special Facilities (Continental Airlines, Inc.), 6.625%, 2038	5,630,000	5,824,854
Houston, TX, Airport Systems Rev., Special Facilities (Continental Airlines, Inc.), “B”, 6.125%, 2017	1,830,000	1,830,092
Houston, TX, Airport Systems Rev., Special Facilities (Continental Airlines, Inc.), “E”, 6.75%, 2021	2,500,000	2,500,000
Los Angeles, CA, Regional Airports Improvement Corp. Lease Rev. (American Airlines, Inc.), “C”, 7.5%, 2024	11,330,000	11,650,866
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 4.875%, 2019	12,100,000	11,921,646
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.125%, 2023	5,870,000	5,706,990
New Jersey Economic Development Authority, Special Facilities Rev. (Continental Airlines, Inc.), 5.25%, 2029 (b)	5,770,000	5,613,922
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), 7.625%, 2025	18,935,000	20,805,778
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), 7.75%, 2031	8,045,000	8,839,846

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Industrial Revenue - Airlines - continued
New York, NY, City Industrial Development Agency Special Facility Rev. (American Airlines, Inc. - JFK International Airport Project), “B”, 8.5%, 2028	$3,125,000	$3,340,438
Port Seattle, WA, Industrial Development Corp., Special Facilities Rev. (Delta Airlines, Inc.), 5%, 2030	4,000,000	3,620,280
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 2035	2,205,000	2,081,961
Tulsa, OK, Municipal Airport Trust Rev. (American Airlines, Inc.), “B”, 5.5%, 2035	6,615,000	6,245,486

		$132,990,175
Industrial Revenue - Chemicals - 1.6%
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “A”, 5.95%, 2033	$8,190,000	$8,699,746
Brazos River, TX, Harbor Navigation District (Dow Chemical Co.), “B-2”, 4.95%, 2033	1,625,000	1,677,390
Giles County, VA, Industrial Development Authority Rev. (Celanese Corp.), 6.45%, 2026	1,000,000	1,000,390
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), 6.75%, 2032	4,800,000	5,135,040
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A”, 6.5%, 2029	2,990,000	3,319,737
Louisiana Environmental Facilities & Community Development Authority Rev. (Westlake Chemical), “A-2”, 6.5%, 2035	4,000,000	4,365,560
Port of Bay, TX, City Authority (Hoechst Celanese Corp.), 6.5%, 2026	2,500,000	2,503,350
Red River Authority, TX, Pollution Control Rev. (Celanese Project) “A”, 6.45%, 2030	430,000	430,125
Red River Authority, TX, Pollution Control Rev. (Celanese Project) “B”, 6.7%, 2030	5,380,000	5,385,864
York County, SC, Industrial Rev. (Hoechst Celanese), 5.7%, 2024	130,000	129,120

		$32,646,322
Industrial Revenue - Environmental Services - 1.7%
Colorado Housing & Finance Authority, Solid Waste Rev. (Waste Management, Inc.), 5.7%, 2018	$540,000	$603,990
Gulf Coast Waste Disposal Authority (Waste Management, Inc.), 5.2%, 2028	3,260,000	3,348,607
Maine Finance Authority Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), 6.25%, 2025 (b)	3,985,000	4,049,876
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “A”, 4.875%, 2027	3,585,000	3,410,482
Massachusetts Development Finance Agency, Resource Recovery Rev. (Covanta Energy Project), “C”, 5.25%, 2042	11,780,000	10,649,945

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Industrial Revenue - Environmental Services - continued
Niagara County, NY, Industrial Development Agency, Solid Waste Disposal Rev. (Covanta Energy Project), “A”, 5.25%, 2042	$12,055,000	$10,913,874
Vermont Economic Development Authority, Solid Waste Disposal Rev. (Casella Waste Systems, Inc.), 4.75%, 2036 (b)	3,275,000	3,155,135

		$36,131,909
Industrial Revenue - Other - 1.0%
Bayonne, NJ, Redevelopment Agency (Royal Caribbean Project), “A”, 5.375%, 2035	$2,500,000	$2,258,050
California Statewide Communities, Development Authority Environmental Facilities (Microgy Holdings Project), 9%, 2038 (a)(d)	100,980	1,010
Gulf Coast, TX, Industrial Development Authority Rev. (CITGO Petroleum Corp.), 4.875%, 2025	4,640,000	4,485,674
Gulf Coast, TX, Industrial Development Authority Rev. (Microgy Holdings Project), 7%, 2036 (a)(d)	746,831	7,468
Houston, TX, Industrial Development Corp. (United Parcel Service, Inc.), 6%, 2023	190,000	194,030
Iowa Finance Authority Midwestern Disaster Area Rev. (Iowa Fertilizer Co.), 5%, 2019	1,455,000	1,436,129
Iowa Finance Authority Midwestern Disaster Area Rev. (Iowa Fertilizer Co.), 5.5%, 2022	2,910,000	2,801,544
Iowa Finance Authority Midwestern Disaster Area Rev. (Iowa Fertilizer Co.), 5.25%, 2025	2,910,000	2,701,208
New Jersey Economic Development Authority Rev. (GMT Realty LLC), “B”, 6.875%, 2037	1,570,000	1,549,386
New Jersey Economic Development Authority Rev. (GMT Realty LLC), “C”, 6.5%, 2015	505,000	506,651
New York, NY, City Industrial Development Agency Rev., Liberty Bonds (IAC/InterActiveCorp), 5%, 2035	2,440,000	2,444,294
Peninsula Ports Authority, VA, Coal Terminal Rev. (Dominion Terminal Associates), 6%, 2033	530,000	530,731
Philadelphia, PA, Industrial Development Authority Rev. (Host Marriott LP), 7.75%, 2017	2,000,000	2,000,220

		$20,916,395
Industrial Revenue - Paper - 2.0%
Butler, AL, Industrial Development Board, Solid Waste Disposal Rev. (Georgia-Pacific Corp.), 5.75%, 2028	$4,010,000	$4,090,882
Cass County, TX, Industrial Development Corp. (International Paper Co.), “A”, 4.625%, 2027	3,750,000	3,748,050
Phenix City, AL, Industrial Development Board Environmental Improvement Rev. (MeadWestvaco Coated Board Project), “A”, 4.125%, 2035	1,785,000	1,378,466

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Industrial Revenue - Paper - continued
Rockdale County, GA, Development Authority Project Rev. (Visy Paper Project), “A”, 6.125%, 2034	$4,835,000	$4,861,738
Sabine River, LA, Water Facilities Authority Rev. (International Paper Co.), 6.2%, 2025	2,250,000	2,259,000
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 6.25%, 2033	6,750,000	7,259,828
Selma, AL, Industrial Development Board Rev., Gulf Opportunity Zone (International Paper Co.), “A”, 5.375%, 2035	1,635,000	1,648,881
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 6.75%, 2034	4,370,000	4,529,243
Valparaiso, IN, Exempt Facilities Rev. (Pratt Paper LLC Project), 7%, 2044	10,875,000	11,315,003
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “A”, 6.375%, 2019 (a)(d)	769,496	77
West Point, VA, Industrial Development Authority, Solid Waste Disposal Rev. (Chesapeake Corp.), “B”, 6.25%, 2019 (a)(d)	6,569,571	657

		$41,091,825
Miscellaneous Revenue - Entertainment & Tourism - 1.8%
Agua Caliente Band of Cahuilla Indians, CA, Rev., 6%, 2018 (n)	$1,750,000	$1,750,018
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 6%, 2030	2,265,000	2,410,073
Fort Sill Apache Tribe, OK, Economic Development Authority, Gaming Enterprise., “A”, 8.5%, 2026 (n)	2,710,000	2,970,160
Harris County, Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, 0%, 2034	4,580,000	1,259,683
Harris County, Houston, TX, Sports Authority Rev., Capital Appreciation, “A”, 0%, 2038	40,280,000	8,558,694
Harris County, Houston, TX, Sports Authority, Special Rev., “A”, NATL, 5%, 2025	6,780,000	6,781,017
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.75%, 2022 (n)	4,150,000	4,413,359
Seminole Tribe, FL, Special Obligation Rev., “A”, 5.25%, 2027 (n)	1,840,000	1,884,675
Seneca Nation of Indians, NY, Capital Improvements Authority, Special Obligation, 5%, 2023 (n)	2,715,000	2,720,566
Seneca Nation of Indians, NY, Capital Improvements Authority, Special Obligation, “A”, 5.25%, 2016 (n)	255,000	260,271
St. Louis, MO, Land Clearance Redevelopment Authority, Facilities Improvement Special Rev. (Kiel Opera House), “B”, 7%, 2035	4,435,000	4,439,302

		$37,447,818
Miscellaneous Revenue - Other - 3.2%
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2017	$845,000	$885,484

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Miscellaneous Revenue - Other - continued
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2020	$830,000	$860,237
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2024	4,640,000	4,704,589
Baker, FL, Correctional Development Corp. (Baker County Detention Center), 7.5%, 2030	1,560,000	1,313,302
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 2032	675,000	692,341
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.25%, 2033	335,000	342,393
Chicago, IL, O’Hare International Airport Rev., Customer Facility Charge, AGM, 5.5%, 2043	1,350,000	1,381,401
Cleveland-Cuyahoga County, OH, Port Authority Rev., 7%, 2040	1,165,000	1,244,034
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Columbia National Group), 5%, 2020	925,000	897,879
Cleveland-Cuyahoga County, OH, Port Authority Rev. (Fairmount), “B”, 5.125%, 2025	430,000	445,760
Florida Citizens Property Insurance Corp., “A-1”, 5%, 2019	660,000	756,604
Hardeman County, TN, Correctional Facilities Rev., 7.75%, 2017	2,835,000	2,846,964
Indiana Finance Authority Rev., (Ohio River Bridges East End Crossing Project), “A”, 5%, 2035	2,095,000	2,073,191
Indiana Finance Authority Rev., (Ohio River Bridges East End Crossing Project), “A”, 5%, 2040	5,350,000	5,072,068
Indiana Finance Authority Rev., (Ohio River Bridges East End Crossing Project), “A”, 5%, 2044	1,480,000	1,389,898
Massachusetts Port Authority Facilities Rev. (Conrac Project), “A”, 5.125%, 2041	340,000	351,512
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 5.75%, 2021	200,000	215,326
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 6.5%, 2028	1,500,000	1,698,390
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), 6.5%, 2031	5,250,000	5,915,490
New Jersey Economic Development Authority Rev. (Kapkowski Road Landfill Project), “B”, 6.5%, 2018	2,495,000	2,662,639
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5.5%, 2027	325,000	355,079
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), 5%, 2028	325,000	334,974
New Jersey Economic Development Authority Rev. (The Goethals Bridge Replacement Project), AGM, 5%, 2031	975,000	986,349
New Orleans, LA, Aviation Board Gulf Opportunity Zone CFC Rev. (Consolidated Rental Car), “A”, 6.25%, 2030	2,050,000	2,314,819

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Miscellaneous Revenue - Other - continued
New York Liberty Development Corp., Liberty Rev. (One Bryant Park LLC), 6.375%, 2049	$4,760,000	$5,090,296
Riversouth, OH, Authority Rev. (Lazarus Building), “A”, 5.75%, 2027	3,975,000	3,955,920
Summit County, OH, Port Authority Building Rev. (Flats East Development Recovery Zone Facility Bonds), 6.875%, 2040	440,000	469,748
Summit County, OH, Port Authority Building Rev. (Seville Project), “A”, 5.1%, 2025	475,000	458,104
Summit County, OH, Port Authority Building Rev. (Workforce Policy Board), “F”, 4.875%, 2025	2,480,000	2,387,694
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5.25%, 2028	2,175,000	2,087,826
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 2042	16,755,000	13,731,225

		$67,921,536
Multi-Family Housing Revenue - 0.3%
Bay County, FL, Housing Finance Authority, Multi-Family Rev. (Andrews Place II Apartments), AGM, 5%, 2035	$635,000	$636,029
East Rochester, NY, Housing Authority Rev. (Woodland Village Project), 5.5%, 2033	600,000	577,116
Indianapolis, IN, Multi-Family Rev. (Cambridge Station Apartments II), FNMA, 5.25%, 2039 (b)	1,345,000	1,345,901
Mississippi Home Corp. Rev. (Kirkwood Apartments Project), 6.8%, 2037	3,665,000	2,273,216
North Charleston, SC, Housing Authority Rev. (Horizon Village), “A”, GNMA, 5.15%, 2048	1,380,000	1,387,121

		$6,219,383
Port Revenue - 0.0%
Maryland Economic Development Corp. Rev. (Port America Chesapeake Terminal Project), “B”, 5.375%, 2025	$885,000	$934,613

Sales & Excise Tax Revenue - 1.6%
Chicago, IL, Transit Authority Sales Tax Receipts Rev., 5.25%, 2031	$540,000	$569,700
Colorado Regional Transportation District, Private Activity Rev. (Denver Transportation Partners), 6%, 2034	8,490,000	8,852,863
Metropolitan Pier & Exposition Authority, Dedicated State Tax Rev. (McCormick Place), “B”, AGM, 5%, 2050 (u)	20,000,000	19,833,000
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., “C”, 5%, 2040	1,475,000	1,140,573
Puerto Rico Sales Tax Financing Corp., Sales Tax Rev., Capital Appreciation, “A”, 0%, 2047	14,305,000	1,470,554

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Sales & Excise Tax Revenue - continued
Wyandotte County/Kansas City, KS, Unified Government Special Obligation Rev., Capital Appreciation, “B”, 0%, 2021	$3,945,000	$2,702,562

		$34,569,252
Single Family Housing - Local - 0.1%
Jefferson County, TX, Housing Finance Corp., Capital Appreciation, NATL, 0%, 2015	$236,436	$199,784
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A”, GNMA, 6.25%, 2035	110,000	115,277
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-1”, GNMA, 5.75%, 2037	90,000	95,010
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-2”, GNMA, 5.75%, 2037	325,000	336,567
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-4”, GNMA, 5.625%, 2036	355,000	364,017
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-4”, GNMA, 5.85%, 2037	490,000	495,253
Sedgwick & Shawnee Counties, KS, Single Family Housing Rev., “A-5”, GNMA, 5.9%, 2037	125,000	126,356

		$1,732,264
Single Family Housing - State - 1.8%
California Housing Finance Agency Rev. (Home Mortgage), “E”, 4.75%, 2030	$2,560,000	$2,509,414
California Housing Finance Agency Rev. (Home Mortgage), “G”, 4.95%, 2023	8,080,000	8,178,334
California Housing Finance Agency Rev. (Home Mortgage), “L”, 5.45%, 2033	12,730,000	12,770,609
California Housing Finance Agency Rev., “A”, 4.75%, 2021	2,000,000	2,003,400
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), “B”, GNMA, 6.05%, 2037	850,000	885,309
New Hampshire Housing Finance Authority Rev., “B”, 6.5%, 2035	15,000	15,274
North Carolina Housing Finance Agency Rev., “30-A”, 5.25%, 2039 (u)	10,575,000	10,628,087
Texas Affordable Housing Corp. (Single Family Mortgage), “B”, GNMA, 5.25%, 2039	1,340,000	1,374,358

		$38,364,785
Solid Waste Revenue - 0.2%
Pennsylvania Economic Development Financing Authority, Sewer Sludge Disposal Rev. (Philadelphia Biosolids Facility), 6.25%, 2032	$3,415,000	$3,429,787

State & Local Agencies - 1.2%
Acton-Agua Dulce, CA, Unified School District (Election of 2008), Capital Appreciation, AGM, 0%, 2039	$7,550,000	$1,841,219

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
State & Local Agencies - continued
California Public Works Board Lease Rev. (Various Capital Projects), “G-1”, 5.75%, 2030	$3,380,000	$3,798,309
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 2028	1,740,000	1,841,355
Delaware Valley, PA, Regional Finance Authority, AMBAC, 5.5%, 2018	1,380,000	1,546,042
Delaware Valley, PA, Regional Finance Authority, “B”, FRN, AMBAC, 0.023%, 2018	500,000	500,000
Delaware Valley, PA, Regional Finance Authority, RITES, FRN, AMBAC, 10.691%, 2018 (p)	150,000	186,095
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, FGIC, 5%, 2035	2,030,000	2,032,944
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, 5%, 2045	6,065,000	5,951,585
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A-1”, AMBAC, 4.6%, 2023	1,185,000	1,269,230
Guam Government Department of Education (John F. Kennedy High School), “A”, COP, 6.875%, 2040	3,055,000	3,086,772
Harris County, TX, 5.8%, 2014	65,849	66,323
Harris County, TX, 5.625%, 2020	1,256,665	1,258,224
Massachusetts College Building Authority Rev., “C”, 3%, 2042	835,000	589,594
Philadelphia, PA, Municipal Authority Rev., 6.5%, 2034	1,060,000	1,174,533

		$25,142,225
Student Loan Revenue - 0.7%
Iowa Student Loan Liquidity Corp., “A-2”, 5.5%, 2025	$1,475,000	$1,497,346
Iowa Student Loan Liquidity Corp., “A-2”, 5.6%, 2026	1,480,000	1,500,439
Iowa Student Loan Liquidity Corp., “A-2”, 5.7%, 2027	175,000	177,630
Iowa Student Loan Liquidity Corp., “A-2”, 5.75%, 2028	2,985,000	3,020,313
Massachusetts Educational Financing Authority, Education Loan Rev., “H”, ASSD GTY, 6.35%, 2030	2,510,000	2,640,545
Massachusetts Educational Financing Authority, Education Loan Rev., “I-A”, 5.5%, 2022	250,000	277,303
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.7%, 2026	2,295,000	2,312,029
Massachusetts Educational Financing Authority, Education Loan Rev., “J”, 4.9%, 2028	2,385,000	2,401,099

		$13,826,704
Tax - Other - 0.8%
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 2035	$1,110,000	$1,030,380

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tax - Other - continued
Allentown, PA, Neighborhood Improvement Zone Development Authority Tax Rev., “A”, 5%, 2042	$4,605,000	$4,166,650
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5%, 2047	3,340,000	3,368,858
Hudson Yards, NY, Infrastructure Corp. Rev., “A”, 5.75%, 2047	3,230,000	3,452,838
Virgin Islands Public Finance Authority Rev. (Diageo Project), “A”, 6.75%, 2037	4,090,000	4,402,926

		$16,421,652
Tax Assessment - 3.7%
Altoona, IA, Urban Renewal Tax Increment Rev., 6%, 2043	$3,000,000	$3,096,270
Anne Arundel County, MD, Special Obligation (National Business Park-North Project), 6.1%, 2040	1,320,000	1,383,941
Anne Arundel County, MD, Special Obligation (VLG South Waugh Chapel Project), 6.25%, 2040	4,700,000	4,942,191
Arborwood Community Development District, FL, Capital Improvement Rev. (Centex Homes Project), “A-1”, 5.5%, 2036 (a)(d)	635,000	381,000
Arborwood Community Development District, FL, Capital Improvement Rev. (Centex Homes Project), “A-3”, 5.5%, 2036	310,000	291,071
Arborwood Community Development District, FL, Capital Improvement Rev. (Master Infrastructure Project),“B”, 5.1%, 2014 (a)(d)	165,000	99,000
Arborwood Community Development District, FL, Capital Improvement Rev. (Master Infrastructure Projects), “A”, 5.35%, 2036 (a)(d)	350,000	210,000
Arborwood Community Development District, FL, Capital Improvement Rev. (Master Infrastructure Projects), “A-2”, 5.35%, 2036	1,330,000	1,222,948
Arborwood Community Development District, FL, Capital Improvement Rev. (Master Infrastructure Projects), “B-2”, 5.1%, 2014	405,000	409,240
Arvada, CO, Cimarron Metropolitan District, Rev., 6%, 2022	2,000,000	1,929,540
Atlanta, GA, Tax Allocation (Eastside Project), “B”, 5.6%, 2030	2,450,000	2,570,075
Atlanta, GA, Tax Allocation (Princeton Lakes Project), 5.5%, 2031	1,515,000	1,519,363
Baltimore, MD, Special Obligation, (East Baltimore Research Park Project), “A”, 7%, 2038	2,600,000	2,737,410
Capital Region Community Development District, FL, Capital Improvement Rev., “A”, 7%, 2039	2,565,000	2,529,654
Century Gardens Village Community Development District, FL, Special Assessment, 5.1%, 2037	915,000	838,094
Concord Station Community Development District, FL, Special Assessment, 5%, 2015	235,000	234,201
Creekside Community Development District, FL, Special Assessment, 5.2%, 2038 (a)(d)	2,600,000	1,690,000

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tax Assessment - continued
Dardenne, MO, Town Square Transportation Development District, “A”, 5%, 2026 (d)(q)	$2,495,000	$923,150
Du Page County, IL, Special Service Area No. 31 Special Tax (Monarch Landing Project), 5.625%, 2036	945,000	930,060
Embrey Mill Community Development Authority, VA, Special Assessment Rev., 7.25%, 2043	4,785,000	4,643,843
Heritage Harbour North Community Development District, FL, Capital Improvement Rev., 6.375%, 2038	1,840,000	1,732,967
Killarney Community Development District, FL, Special Assessment, “B”, 5.125%, 2009 (a)(d)	640,000	288,000
Lakeshore Villages Master Community Development District, LA, Special Assessment, “A”, 5.25%, 2017 (a)(d)	2,862,000	1,116,180
Lancaster County, SC, Assessment Rev. (Sun City Carolina Lakes), 5.45%, 2037	1,510,000	1,382,103
Legends Bay Community Development District, FL, “A”, 5.5%, 2014	1,230,000	1,184,970
Legends Bay Community Development District, FL, “A”, 5.875%, 2038	1,335,000	946,074
Lincolnshire, IL, Special Service Area No. 1 (Sedgebrook Project), 6.25%, 2034	3,052,000	3,097,292
Main Street Community Development District, FL, “A”, 6.8%, 2038	1,680,000	1,671,466
Middle Village Community Development District, FL, Special Assessment, “A”, 5.8%, 2022	565,000	475,481
Miromar Lakes, FL, Community Development District, Capital Improvement Rev., 4.875%, 2022	910,000	902,329
Miromar Lakes, FL, Community Development District, Capital Improvement Rev., 5.375%, 2032	990,000	971,309
Naturewalk Community Development District, FL, Capital Improvement Rev., “B”, 5.3%, 2016 (d)(q)	2,300,000	1,196,000
Ohio County, WV, Commission Tax Increment Rev. (Fort Henry Centre), “A”, 5.85%, 2034	865,000	880,293
Old Palm Community Development District, FL, Special Assessment (Palm Beach Gardens), “B”, 5.375%, 2014	455,000	454,227
Osage Beach, MO, Tax Increment Rev. (Prewitts), 4.8%, 2016	1,075,000	1,051,974
Osage Beach, MO, Tax Increment Rev. (Prewitts), 5%, 2023	1,500,000	1,399,695
OTC Community Development District, FL, Special Assessment, “A”, 5.3%, 2038	3,615,000	3,421,417
Overland Park, KS, Special Assessment (Tallgrass Creek), 4.85%, 2016	549,000	549,027
Overland Park, KS, Special Assessment (Tallgrass Creek), 5.125%, 2028	3,848,000	3,404,018
Palm Glades Community Development District, FL, Special Assessment, “A”, 5.3%, 2036	1,005,000	934,268

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tax Assessment - continued
Palm River, FL, Community Development District, Special Assessment Rev., “A”, 5.375%, 2036 (a)(d)	$895,000	$358,000
Palm River, FL, Community Development District, Special Assessment Rev., “B”, 5.15%, 2014 (a)(d)	1,000,000	400,000
Parkway Center Community Development District, FL, Special Assessment, “B”, 5.625%, 2014	1,760,000	1,707,728
Pasco County, FL, Estancia At Wiregrass Community Development District, Capital Improvement, 7%, 2045	1,995,000	2,018,741
Paseo Community Development District, FL, Capital Improvement Rev., “B”, 4.875%, 2010 (a)(d)	1,415,000	14
Paseo Community Development District, FL, Capital Improvement Rev., Capital Appreciation, “A-2”, 0%, 2036	2,820,000	986,323
Paseo Community Development District, FL, Special Assessment, “A-1”, 5.4%, 2036	250,000	260,078
San Francisco, CA, City & County Redevelopment Successor Agency, Community Facilities District No. 6 (Mission Bay South Public Improvements), Capital Appreciation, “A”, 0%, 2043	8,725,000	1,285,716
Sterling Hill Community Development District, FL, Capital Improvement Rev., “B”, 5.5%, 2010 (d)	545,000	348,800
Stone Ridge, CO, Metropolitan District No. 2, 7.25%, 2031	2,396,000	619,486
Stonebrier Community Development District, FL, Special Assessment, 5.5%, 2037	1,675,000	1,518,120
Tallyn’s Reach, CO, Metropolitan District No. 3, CO, 5%, 2033	404,000	367,955
Tallyn’s Reach, CO, Metropolitan District No. 3, CO, 5.125%, 2038	824,000	741,369
Tuscany Reserve Community Development District, FL, Special Assessment, “B”, 5.25%, 2016	2,250,000	2,270,903
Two Creeks Community Development District, FL, Capital Improvement Rev., 5.25%, 2037	1,960,000	1,536,934
Villa Portofino East Community Development District, FL, Special Assessment, 5.2%, 2037	1,875,000	1,685,944
Villa Vizcaya Community Development District, FL, “A”, 5.55%, 2039 (a)(d)	790,000	339,700
Washington County, PA, Redevelopment Authority (Victory Centre Project), “A”, 5.45%, 2035	770,000	770,193
Watergrass Community Development District, FL, “A”, 5.375%, 2039	1,465,000	850,711
Watergrass Community Development District, FL, Special Assessment, “B”, 6.96%, 2017	370,000	359,411

		$78,066,267
Tobacco - 7.5%
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.875%, 2030	$3,310,000	$2,656,772

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Tobacco - continued
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.75%, 2034	$4,485,000	$3,479,194
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.875%, 2047	15,065,000	11,928,467
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 6.5%, 2047	25,000,000	21,440,750
Buckeye, OH, Tobacco Settlement Financing Authority, “A-3”, 6.25%, 2037	11,535,000	9,425,479
California Statewide Financing Authority, Tobacco Settlement, 5.625%, 2029	2,850,000	2,796,876
District of Columbia, Tobacco Settlement, 6.25%, 2024	1,430,000	1,436,278
District of Columbia, Tobacco Settlement, 6.75%, 2040	885,000	886,982
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “A-1”, 5.75%, 2047	13,270,000	10,438,315
Illinois Railsplitter Tobacco Settlement Authority, 6.25%, 2024	3,110,000	3,349,470
Illinois Railsplitter Tobacco Settlement Authority, 6%, 2028	14,375,000	16,067,369
Iowa Tobacco Settlement Authority, Tobacco Settlement Rev., Asset Backed, “B”, 5.6%, 2034	4,295,000	3,697,566
Michigan Tobacco Settlement Finance Authority Rev., Asset Backed, “A”, 6%, 2048	5,000,000	3,857,350
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 2023	17,700,000	16,605,609
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.75%, 2034	31,335,000	23,068,200
New Jersey Tobacco Settlement Financing Corp., “1-A”, 5%, 2041	34,705,000	25,534,551

		$156,669,228
Toll Roads - 1.9%
E-470 Public Highway Authority Rev., CO, Capital Appreciation, “B”, NATL, 0%, 2027	$12,305,000	$5,946,514
Illinois Toll Highway Authority Rev., “B”, 5.5%, 2033	4,355,000	4,632,588
Mid-Bay Bridge Authority, FL, Springing Lien Rev., “A”, 7.25%, 2034	300,000	334,992
Mid-Bay Bridge Authority, FL, Springing Lien Rev., “A”, 7.25%, 2040	8,365,000	9,241,317
North Texas Tollway Authority Rev., 6%, 2043	1,280,000	1,404,762
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 7%, 2038	1,375,000	1,499,039
Texas Private Activity Surface Transportation Corp. Senior Lien Rev. (NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility), 6.75%, 2043	1,105,000	1,176,206
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 6%, 2037	6,065,000	6,341,261

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Toll Roads - continued
Virginia Small Business Financing Authority Rev. (Elizabeth River Crossings Opco LLC Project), 5.5%, 2042	$9,705,000	$9,649,584

		$40,226,263
Universities - Colleges - 9.0%
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 5.9%, 2028	$1,305,000	$1,345,794
Allegheny County, PA, Higher Education Building Authority Rev. (Robert Morris University), “A”, 6%, 2038	2,025,000	2,036,279
Brevard County, FL, Industrial Development Rev. (TUFF Florida Tech LLC Project), 6.75%, 2039	4,720,000	4,809,019
California Educational Facilities Authority Rev., 5%, 2017 (c)	900,000	1,021,725
California Educational Facilities Authority Rev., 5%, 2026	2,690,000	2,595,850
California Educational Facilities Authority Rev. (California Lutheran University), 5.75%, 2038	2,320,000	2,428,506
California Municipal Finance Authority Rev. (Biola University), 5.8%, 2028	1,915,000	2,074,615
California Municipal Finance Authority Rev. (University of La Verne), “A”, 6.25%, 2040	900,000	972,405
California Statewide Communities Development Authority Rev. (California Baptist University), “A”, 5.4%, 2027	1,385,000	1,392,341
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.625%, 2033	780,000	725,065
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.125%, 2023	730,000	696,267
California Statewide Communities Development Authority Rev. (Lancer Plaza Project), 5.875%, 2043	375,000	343,361
Claiborne County, TN, Industrial Development Board Rev. (Lincoln Memorial University Project), 6.125%, 2040	5,000,000	5,113,100
Collier County, FL, Educational Facilities Authority Rev. (Ave Maria University, Inc. Project), “A”, 6.125%, 2043	3,200,000	3,221,120
Delaware County, PA, Authority College Rev. (Neumann University), 6%, 2025	510,000	535,658
Delaware County, PA, Authority University Rev. (Neumann University), 6.125%, 2034	250,000	260,375
Forest Grove, OR, Campus Improvement Rev. (Pacific University Project), 6.375%, 2039	2,500,000	2,523,375
Forest Grove, OR, Student Housing Rev. (Oak Tree Foundation, Inc.), 5.5%, 2037	2,775,000	2,639,275
Grand Valley, MI, State University Rev., 5.5%, 2027	1,015,000	1,092,830
Grand Valley, MI, State University Rev., 5.625%, 2029	495,000	532,254
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 2036	2,795,000	2,414,768

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Universities - Colleges - continued
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 2031	$3,125,000	$2,783,594
Illinois Finance Authority Rev. (Roosevelt University Project), 6.25%, 2029	6,045,000	6,206,220
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 2030	2,330,000	2,393,772
Marietta, GA, Development Facilities Authority Rev. (Life University), 7%, 2039	4,360,000	4,380,536
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 2033	430,000	436,312
Massachusetts Health & Educational Facilities Authority Rev. (Harvard University), 5.5%, 2036 (u)	25,000,000	27,986,000
Massachusetts Health & Educational Facilities Authority Rev. (Simmons College), 8%, 2015 (c)	875,000	986,808
Massachusetts Health & Educational Facilities Authority Rev. (Simmons College), 8%, 2029	1,265,000	1,374,271
Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University), “A”, 6.25%, 2030	6,130,000	6,639,342
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board (Vanderbilt University), “A”, 5%, 2039 (u)	10,000,000	10,542,600
Nashville & Davidson County, TN, Metropolitan Government Health & Educational Facilities Board (Vanderbilt University), “B”, 5%, 2039 (u)	10,000,000	10,542,600
New Hampshire Health & Education Facilities Authority Rev. (Dartmouth College), 5.25%, 2039 (u)	20,000,000	21,980,600
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 7.5%, 2019 (c)	4,280,000	5,640,184
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, ETM, 6%, 2017 (c)	2,335,000	2,735,639
Oregon Facilities Authority Rev. (Concordia University Project), “A”, 6.125%, 2030	2,685,000	2,764,449
Oregon Facilities Authority Rev. (Concordia University Project), “A”, 6.375%, 2040	4,100,000	4,231,610
Pennsylvania Higher Educational Facilities Authority Rev. (Saint Francis University Project), “JJ2”, 6.25%, 2041	1,545,000	1,629,017
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 6%, 2041	5,330,000	5,592,609
Private Colleges & Universities, GA, Authority Rev. (Mercer University), “C”, 5.25%, 2027	920,000	978,457
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.125%, 2032	425,000	305,783

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Universities - Colleges - continued
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 5.375%, 2042	$1,040,000	$695,812
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 4.375%, 2031	525,000	359,525
Puerto Rico Industrial, Tourist, Medical, & Environmental Central Facilities (University of Sacred Heart), 5%, 2042	260,000	173,615
San Leanna, TX, Educational Facilities Corp., Higher Education Rev. (St. Edwards University), 5.125%, 2036	1,055,000	1,057,954
The Ohio State University, Special Purpose Rev., “A”, 5%, 2038 (u)	3,355,000	3,573,411
The Ohio State University, Special Purpose Rev., “A”, 5%, 2043 (u)	8,150,000	8,596,702
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 6%, 2027	4,795,000	5,314,203
University of Southern Indiana Rev. (Student Fee), “J”, ASSD GTY, 5.75%, 2028	1,445,000	1,656,707
Washington Higher Education Facilities Authority Rev. (Whitworth University), 5.875%, 2034	2,435,000	2,527,725
Wilkes-Barre, PA, Finance Authority Rev. (Wilkes University), 5%, 2037	3,000,000	2,838,870
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 2035	710,000	751,989
Wisconsin Health & Educational Facilities Authority Rev. (Beloit College), “A”, 6.125%, 2039	1,435,000	1,515,891

		$187,966,789
Universities - Dormitories - 2.3%
Bowling Green, OH, Student Housing Rev. (State University Project), 6%, 2045	$5,990,000	$6,023,784
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 5.625%, 2033	2,345,000	2,239,827
California Statewide Communities Development Authority Rev. (Lancer Educational Student Housing Project), 7.5%, 2042	1,575,000	1,687,739
California Statewide Communities Development Authority Rev. (Student Housing, SUCI East Campus), 6%, 2040	2,125,000	2,250,715
California Statewide Communities Development Authority Rev. (University of California, Irvine East Campus Apartments), 5.375%, 2038	3,000,000	3,076,890
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 2030	1,475,000	1,401,294
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 2035	5,000,000	4,550,050
District of Columbia Student Dormitory Rev. (Provident Group - Howard Properties LLC), 5%, 2045	8,820,000	7,698,713

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Universities - Dormitories - continued
Illinois Finance Authority Student Housing Rev. (Illinois State University), 6.75%, 2031	$1,875,000	$2,045,475
Illinois Finance Authority Student Housing Rev. (Northern Illinois University Project), 6.625%, 2031	5,785,000	6,372,525
Pennsylvania Higher Educational Facilities Authority Rev. (East Stroudsburg University), 5%, 2042	2,525,000	2,271,061
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5.8%, 2030	740,000	745,062
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 6%, 2043	1,050,000	1,039,910
Pennsylvania Higher Educational Facilities Authority Rev. (Shippensburg University Student Services), 6.25%, 2043	5,500,000	5,853,320

		$47,256,365
Universities - Secondary Schools - 6.4%
Anoka County, MN, Charter School Lease Rev. (Spectrum Building Co.), “A”, 5%, 2032	$300,000	$291,909
Anoka County, MN, Charter School Lease Rev. (Spectrum Building Co.), “A”, 5%, 2043	1,000,000	912,650
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 5.75%, 2033 (n)	3,860,000	3,599,373
Build NYC Resource Corp. Rev. (International Leadership Charter School Project), 6%, 2043 (n)	4,025,000	3,693,582
Build NYC Resource Corp. Rev. (South Bronx Charter School for International Cultures and the Arts), “A”, 5%, 2043	1,790,000	1,280,494
California Municipal Finance Authority Rev. (Partnerships to Uplift Communities Project), “A”, 5%, 2032	1,585,000	1,307,577
California Statewide Communities Development Authority School Facility Rev. (Aspire Public Schools), 6.375%, 2045	5,965,000	5,920,501
California Statewide Communities Development Authority School Facility Rev. (Aspire Public Schools), 6.125%, 2046	7,630,000	7,309,082
California Statewide Communities Development Authority, School Facility Rev. (Aspire Public Schools), 6%, 2030	1,990,000	1,959,294
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 6%, 2033	845,000	894,618
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 5.75%, 2041	695,000	707,295
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 5%, 2042	2,385,000	2,223,989
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 6%, 2043	1,850,000	1,917,858
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.125%, 2040	4,940,000	5,234,078

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Universities - Secondary Schools - continued
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 4.35%, 2042	$1,270,000	$1,055,167
Clifton, TX, Higher Education Finance Corp. Rev. (Uplift Education), “A”, 6.25%, 2045	1,670,000	1,776,379
Colorado Educational & Cultural Facilities Authority Rev. (Littleton Preparatory Charter School Project), 5%, 2033	450,000	397,719
Colorado Educational & Cultural Facilities Authority Rev. (Littleton Preparatory Charter School Project), 5%, 2042	540,000	448,411
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 5%, 2037	490,000	476,148
Delaware Economic Development Authority Rev. (Newark Charter School, Inc. Project), 5%, 2042	1,170,000	1,120,240
District of Columbia Rev. (Kipp, D.C. Charter School),“A”, 6%, 2043	1,095,000	1,145,359
District of Columbia Rev. (Kipp, D.C. Charter School),“A”, 6%, 2033	420,000	451,185
Florence, AZ, Industrial Development Authority Education Rev. (Legacy Traditional School Project - Queen Creek & Casa Grande Campuses), 6%, 2043	3,150,000	2,948,306
Florida Development Finance Corp. Educational Facilities Rev. (Bay Area Charter Foundation LLC), “A”, 7.75%, 2042	3,480,000	3,590,803
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6%, 2032	1,950,000	1,766,778
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School), “A”, 6.125%, 2043	4,070,000	3,628,283
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School),“A”, 6%, 2030	2,575,000	2,519,251
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School),“A”, 6%, 2040	5,490,000	5,098,508
Florida Development Finance Corp. Educational Facilities Rev. (Renaissance Charter School),“A”, 7.625%, 2041	10,125,000	10,377,821
Illinois Finance Authority Charter School Rev. (Uno Charter School Network, Inc.), “A”, 7.125%, 2041	2,000,000	2,227,060
La Vernia, TX, Higher Education Finance Corp. Rev. (KIPP, Inc.), “A”, 6.25%, 2039	1,670,000	1,788,837
La Vernia, TX, Higher Education Finance Corp. Rev. (Lifeschool of Dallas), “A”, 7.5%, 2041	4,385,000	4,917,909
Lee County, FL, Industrial Development Authority Rev. (Lee Charter Foundation), “A”, 5.25%, 2027	2,070,000	2,027,089
Lee County, FL, Industrial Development Authority Rev. (Lee Charter Foundation), “A”, 5.375%, 2037	3,155,000	2,912,412
Maryland Industrial Development Financing Authority, Economic Development Authority Rev. (Our Lady of Good Council), “A”, 6%, 2035	450,000	455,625

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Universities - Secondary Schools - continued
North Texas Education Finance Corp., Education Rev. (Uplift Education), “A”, 5.125%, 2042	$2,355,000	$2,250,768
Philadelphia Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.5%, 2033	2,780,000	2,799,821
Philadelphia Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 6.75%, 2033	850,000	864,637
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 2037	1,065,000	1,043,210
Philadelphia, PA, Authority for Industrial Development Rev. (Discovery Charter School Project), 6.25%, 2042	1,950,000	1,877,441
Philadelphia, PA, Authority for Industrial Development Rev. (MaST Charter School), 6%, 2035	470,000	488,123
Philadelphia, PA, Authority for Industrial Development Rev. (Philadelphia Performing Arts Charter School Project), 6.75%, 2043	5,820,000	5,852,126
Philadelphia, PA, Authority for Industrial Development Rev. (Tacony Academy Charter School Project), “A-1”, 7%, 2043	1,670,000	1,694,967
Phoenix, AZ, Industrial Development Authority Education Rev. (Choice Academies, Inc. Project), 5.625%, 2042	2,205,000	1,888,142
Phoenix, AZ, Industrial Development Authority Education Rev. (Eagle College Prep Project), 5%, 2033	855,000	784,292
Phoenix, AZ, Industrial Development Authority Education Rev. (Eagle College Prep Project), 5%, 2043	1,715,000	1,481,434
San Juan, TX, Higher Education Finance Authority Education Rev. (Idea Public Schools), “A”, 6.7%, 2040	2,955,000	3,230,081
Seminole County, FL, Industrial Development Authority Rev. (Choices in Learning, Inc.),“A”, 7.375%, 2041	2,500,000	2,654,675
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Nova Classical Academy), “A”, 6.375%, 2031	630,000	664,530
St. Paul, MN, Housing & Redevelopment Authority Charter School Lease Rev. (Nova Classical Academy), “A”, 6.625%, 2042	1,260,000	1,330,006
Utah County, UT, Charter School Finance Authority, Charter School Rev. (Early Light Academy Project), 8.25%, 2035	3,730,000	4,139,815
Utah County, UT, Charter School Finance Authority, Charter School Rev. (Hawthorne Academy Project), 8.25%, 2035	4,015,000	4,305,847
Utah County, UT, Charter School Rev. (Renaissance Academy), “A”, 5.625%, 2037	2,405,000	1,983,668
Utah County, UT, Charter School Rev. (Ronald Wilson Reagan Academy), “A”, 6%, 2038	6,070,000	6,069,879
Woodbury, MN, Charter School Lease Rev. (MSA Building Co.), “A”, 5%, 2032	220,000	214,227
Woodbury, MN, Charter School Lease Rev. (MSA Building Co.), “A”, 5%, 2043	880,000	818,224

		$134,817,503

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Utilities - Cogeneration - 0.9%
California Pollution Control Financing Authority, Water Furnishing Rev. (Poseidon Resources Desalination Project), 5%, 2045	$13,690,000	$11,964,512
Pennsylvania Economic Development Financing Authority Rev., Resource Recovery Rev. (Colver), “G”, 5.125%, 2015	800,000	820,152
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Central Facilities (Cogeneration Facilities - AES Puerto Rico Project), 6.625%, 2026	4,530,000	4,024,180
St. Paul, MN, Port Authority Rev. (Energy Park Utility Co. Project), 5.45%, 2028	250,000	248,268
St. Paul, MN, Port Authority Rev. (Energy Park Utility Co. Project), 5.7%, 2036	1,250,000	1,238,888

		$18,296,000
Utilities - Investor Owned - 2.9%
Brazos River, TX, Pollution Control Authority Rev. (TXU Energy Co. LLC Project), 5%, 2041	$3,015,000	$94,219
California Pollution Control Financing Authority, Water Facilities Rev. (American Water Capital Corp. Project), 5.25%, 2040	3,500,000	3,513,335
Chula Vista, CA, Industrial Development Rev. (San Diego Gas & Electric Co.), “E”, 5.875%, 2034	1,940,000	2,116,579
Farmington, NM, Pollution Control Rev. (Public Service New Mexico), “D”, 5.9%, 2040	11,915,000	12,365,030
Hawaii Department of Budget & Finance Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary), 6.5%, 2039	10,580,000	11,632,710
Maricopa County, AZ, Pollution Control Rev. (El Paso Electric), “B”, 7.25%, 2040	1,790,000	2,001,023
Maricopa County, AZ, Pollution Control Rev. (Southern California Edison Co.),“A”, 5%, 2035	4,700,000	4,893,358
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 2019 (c)	685,000	842,783
Matagorda County, TX, Pollution Control Rev. (Central Power & Light Co.), “A”, 6.3%, 2029	2,155,000	2,390,649
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 2020	1,050,000	1,219,470
Ohio Air Quality Development Authority Rev. (FirstEnergy Corp.), “A”, 5.7%, 2020	4,335,000	4,812,587
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “A”, 6.25%, 2039	1,635,000	1,719,987
Owen County, KY, Waterworks System Rev. (American Water Co. Project), “B”, 5.625%, 2039	1,830,000	1,874,231
Pima County, AZ, Industrial Development Authority Rev. (Tucson Electric Power Co.), 5.75%, 2029	5,430,000	5,552,012

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Utilities - Investor Owned - continued
Pima County, AZ, Industrial Development Authority Rev. (Tucson Electric Power Co.), “A”, 5.25%, 2040	$4,755,000	$4,826,658

		$59,854,631
Utilities - Other - 2.5%
California M-S-R Energy Authority Gas Rev., “A”, 7%, 2034	$1,135,000	$1,465,887
California M-S-R Energy Authority Gas Rev., “A”, 6.5%, 2039	5,110,000	6,237,981
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.5%, 2028	2,245,000	2,453,112
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.25%, 2028	5,275,000	6,150,861
Public Authority for Colorado Energy Natural Gas Purchase Rev., 6.5%, 2038	7,145,000	8,692,178
SA Energy Acquisition Public Facility Corp. (Tex Gas Supply), 5.5%, 2027	4,000,000	4,371,480
Salt Verde Financial Corp., AZ, Senior Gas Rev., 5%, 2032	2,670,000	2,742,197
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	12,055,000	13,701,954
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2022	2,105,000	2,331,330
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2024	3,625,000	3,950,380

		$52,097,360
Water & Sewer Utility Revenue - 2.0%
Atlanta, GA, Water & Wastewater Rev., “A”, 6%, 2022	$2,895,000	$3,518,033
Clairton, PA, Municipal Authority, “B”, 5%, 2037	1,735,000	1,699,398
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5%, 2033	8,750,000	5,795,213
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5.75%, 2037	2,695,000	1,867,150
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 6%, 2038	3,880,000	2,823,127
DeKalb County, GA, Water & Sewer Rev., “A”, 5.25%, 2031	175,000	191,466
Detroit, MI, Sewage Disposal System Rev., Senior Lien, “A”, 5.25%, 2039	2,735,000	2,519,154
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 2025	65,000	35,530
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 2026	805,000	406,123
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 2029	1,130,000	458,181
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 2034	1,620,000	455,301
Jefferson County, AL, Sewer Rev. Warrants, Capital Appreciation, Senior Lien, “B”, AGM, 0%, 2035	3,080,000	805,543

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Municipal Bonds - continued
Water & Sewer Utility Revenue - continued
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 2015	$390,000	$406,836
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 2016	860,000	920,148
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 2017	1,165,000	1,267,380
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 2018	1,210,000	1,324,841
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 2021	1,360,000	1,459,049
Jefferson County, AL, Sewer Rev. Warrants, Subordinate Lien, “D”, 5%, 2023	1,995,000	2,114,002
Lehigh County, PA, Water and Sewer Authority Rev. (Allentown Concession), “A”, 5%, 2043	7,735,000	7,854,506
Madera, CA, Irrigation Financing Authority Rev., 6.5%, 2040	5,970,000	6,448,018

		$42,368,999
Total Municipal Bonds (Identified Cost, $2,023,899,778)		$2,047,526,739

Floating Rate Demand Notes - 0.3%
Sublette County, WY, Pollution Control Rev. (Exxon Mobil Corp.), 0.04%, due 2/03/14, at Identified Cost	$6,100,000	$6,100,000

Money Market Funds - 3.8%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	78,636,485	$78,636,485
Total Investments (Identified Cost, $2,108,636,263)		$2,132,263,224

Other Assets, Less Liabilities - (2.1)%		(43,873,388)
Net Assets - 100.0%		$2,088,389,836

(a)	Non-income producing security.
(b)	Mandatory tender date is earlier than stated maturity date.
(c)	Refunded bond.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $21,292,004 representing 1.0% of net assets.
(p)	Primary inverse floater.
(q)	Interest received was less than stated coupon rate.
(u)	Underlying security deposited into special purpose trust (“the trust”) by investment banker upon creation of self-deposited inverse floaters.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

COP	Certificate of Participation
ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
LOC	Letter of Credit

Insurers		Inverse Floaters
ACA	ACA Financial Guaranty Corp.	RITES	Residual Interest Tax-Exempt Security
AGM	Assured Guaranty Municipal
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FNMA	Federal National Mortgage Assn.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
RADIAN	Radian Asset Assurance, Inc.
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,029,999,778)	$2,053,626,739
Underlying affiliated funds, at cost and value	78,636,485
Total investments, at value (identified cost, $2,108,636,263)	$2,132,263,224
Receivables for
Investments sold	836,628
Fund shares sold	5,373,289
Interest	28,717,951
Other assets	11,366
Total assets	$2,167,202,458
Liabilities
Payables for
Distributions	$1,267,550
Investments purchased	4,095,000
Interest expense and fees	88,208
Fund shares reacquired	5,487,681
Payable to the holders of the floating rate certificates from trust assets	66,112,974
Payable to affiliates
Investment adviser	350,934
Shareholder servicing costs	1,156,346
Distribution and service fees	14,254
Payable for independent Trustees’ compensation	14,963
Accrued expenses and other liabilities	224,712
Total liabilities	$78,812,622
Net assets	$2,088,389,836
Net assets consist of
Paid-in capital	$2,190,462,782
Unrealized appreciation (depreciation) on investments	23,626,961
Accumulated net realized gain (loss) on investments	(134,078,126)
Undistributed net investment income	8,378,219
Net assets	$2,088,389,836
Shares of beneficial interest outstanding	274,596,406

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,445,606,868	190,077,802	$7.61
Class B	34,969,493	4,593,354	7.61
Class C	221,392,894	29,079,676	7.61
Class I	386,420,581	50,845,574	7.60

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $7.99 [100 / 95.25 x $7.61]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Class I.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 1/31/14

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$139,267,600
Dividends from underlying affiliated funds	60,130
Total investment income	$139,327,730
Expenses
Management fee	$13,384,154
Distribution and service fees	3,057,568
Shareholder servicing costs	2,399,221
Administrative services fee	306,300
Independent Trustees’ compensation	46,823
Custodian fee	217,408
Shareholder communications	126,293
Audit and tax fees	61,345
Legal fees	30,484
Interest expense and fees	574,664
Miscellaneous	322,121
Total expenses	$20,526,381
Fees paid indirectly	(179)
Reduction of expenses by investment adviser	(696,267)
Net expenses	$19,829,935
Net investment income	$119,497,795
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$(33,235,228)
Futures contracts	(2,765,682)
Net realized gain (loss) on investments	$(36,000,910)
Change in unrealized appreciation (depreciation) on investments	$(204,886,066)
Net realized and unrealized gain (loss) on investments	$(240,886,976)
Change in net assets from operations	$(121,389,181)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 1/31
	2014	2013
Change in net assets
From operations
Net investment income	$119,497,795	$124,456,981
Net realized gain (loss) on investments	(36,000,910)	907,923
Net unrealized gain (loss) on investments	(204,886,066)	139,194,217
Change in net assets from operations	$(121,389,181)	$264,559,121
Distributions declared to shareholders
From net investment income	$(117,740,818)	$(119,759,769)
Change in net assets from fund share transactions	$(631,619,752)	$525,888,072
Total change in net assets	$(870,749,751)	$670,687,424
Net assets
At beginning of period	2,959,139,587	2,288,452,163
At end of period (including undistributed net investment income of $8,378,219 and $6,016,652, respectively)	$2,088,389,836	$2,959,139,587

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 1/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$8.34	$7.89	$7.13	$7.39	$6.33
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.39	$0.41	$0.43	$0.43
Net realized and unrealized gain (loss) on investments	(0.74)	0.44	0.75	(0.27)	1.05
Total from investment operations	$(0.34)	$0.83	$1.16	$0.16	$1.48
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.38)	$(0.40)	$(0.42)	$(0.42)
Net asset value, end of period (x)	$7.61	$8.34	$7.89	$7.13	$7.39
Total return (%) (r)(s)(t)(x)	(4.05)	10.72	16.83	2.03	24.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.72	0.71	0.72	0.72
Expenses after expense reductions (f)	0.69	0.70	0.70	0.70	0.69
Net investment income	5.03	4.83	5.49	5.68	6.17
Portfolio turnover	18	18	21	20	17
Net assets at end of period (000 omitted)	$1,445,607	$2,161,677	$1,858,416	$1,463,867	$1,452,126
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.67	0.67	0.67	0.67	0.67

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 1/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$8.35	$7.90	$7.13	$7.40	$6.33
Income (loss) from investment operations
Net investment income (d)	$0.33	$0.33	$0.35	$0.37	$0.38
Net realized and unrealized gain (loss) on investments	(0.74)	0.43	0.76	(0.28)	1.06
Total from investment operations	$(0.41)	$0.76	$1.11	$0.09	$1.44
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.31)	$(0.34)	$(0.36)	$(0.37)
Net asset value, end of period (x)	$7.61	$8.35	$7.90	$7.13	$7.40
Total return (%) (r)(s)(t)(x)	(4.92)	9.82	16.06	1.10	23.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.71	1.71	1.64	1.50
Expenses after expense reductions (f)	1.48	1.51	1.49	1.49	1.47
Net investment income	4.25	4.02	4.74	4.89	5.45
Portfolio turnover	18	18	21	20	17
Net assets at end of period (000 omitted)	$34,969	$52,886	$47,927	$50,750	$68,348
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.46	1.48	1.46	1.46	1.45

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 1/31
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$8.35	$7.90	$7.13	$7.40	$6.33
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.31	$0.33	$0.35	$0.36
Net realized and unrealized gain (loss) on investments	(0.75)	0.44	0.77	(0.27)	1.06
Total from investment operations	$(0.43)	$0.75	$1.10	$0.08	$1.42
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.30)	$(0.33)	$(0.35)	$(0.35)
Net asset value, end of period (x)	$7.61	$8.35	$7.90	$7.13	$7.40
Total return (%) (r)(s)(t)(x)	(5.12)	9.61	15.82	0.88	22.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.71	1.71	1.72	1.72
Expenses after expense reductions (f)	1.69	1.70	1.70	1.70	1.69
Net investment income	4.05	3.82	4.51	4.68	5.17
Portfolio turnover	18	18	21	20	17
Net assets at end of period (000 omitted)	$221,393	$299,381	$236,487	$209,064	$213,166
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	1.67	1.67	1.67	1.67	1.67

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 1/31
	2014	2013	2012 (i)
Net asset value, beginning of period	$8.34	$7.89	$7.28
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.39	$0.26
Net realized and unrealized gain (loss) on investments	(0.75)	0.44	0.61
Total from investment operations	$(0.35)	$0.83	$0.87
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.38)	$(0.26)
Net asset value, end of period (x)	$7.60	$8.34	$7.89
Total return (%) (r)(s)(x)	(4.18)	10.71	12.22	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.72	0.72	(a)
Expenses after expense reductions (f)	0.69	0.70	0.69	(a)
Net investment income	5.04	4.82	5.03	(a)
Portfolio turnover	18	18	21	(n)
Net assets at end of period (000 omitted)	$386,421	$445,195	$145,622
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)(l)	0.67	0.67	0.67	(a)

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For Class I, the period is from inception, June 1, 2011, through the stated period end.
(l)	Interest expense and fees relate to payments made to the holders of the floating rate certificates from trust assets.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Municipal High Income Fund (the fund) is a series of MFS Series Trust III which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, interest from the security could become taxable, the security could decline in value, and the fund may be required to issue Forms 1099-DIV. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to an enforceable Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse

Notes to Financial Statements – continued

repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 (“ASU 2013-08”) Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the

Notes to Financial Statements – continued

security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of January 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$2,047,526,739	$—	$2,047,526,739
Short Term Securities	—	6,100,000	—	6,100,000
Mutual Funds	78,636,485	—	—	78,636,485
Total Investments	$78,636,485	$2,053,626,739	$—	$2,132,263,224

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. At January 31, 2014, the fund did not have any outstanding derivative instruments.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended January 31, 2014 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(2,765,682)

There is no change in unrealized appreciation (depreciation) on derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Financial Statements – continued

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Inverse Floaters – The fund invests in municipal inverse floating rate securities which are structured by the issuer (known as primary market inverse floating rate securities) or by an investment banker utilizing municipal bonds which have already been issued (known as secondary market inverse floating rate securities) to have variable rates of interest which typically move in the opposite direction of short term interest rates. A secondary market inverse floating rate security is created when an investment banker transfers a fixed rate municipal bond to a special purpose trust, and causes the trust to (a) issue floating rate certificates to third parties, in an amount equal to a fraction of the par amount of the deposited bonds (these certificates usually pay tax-exempt interest at short-term interest rates that typically reset weekly; and the certificate holders typically, on seven days notice, have the option to tender their certificates to the investment banker or another party for redemption at par plus accrued interest), and (b) issue inverse floating rate certificates (sometimes referred to as “inverse floaters”). If the holders of the inverse floaters transfer the municipal bonds to an investment banker for the purpose of depositing the municipal bonds into the special purpose trust, the inverse floating rate certificates that are issued by the trust are referred to as “self-deposited inverse floaters.” If the bonds held by the trust are purchased by the investment banker for deposit into the trust from someone other than the purchasers of the inverse floaters, the inverse floating rate certificates that are issued by the trust are referred to as “externally deposited inverse floaters.” Such self-deposited inverse floaters held by the fund are accounted for as secured borrowings, with the municipal bonds reflected in the investments of the fund and amounts owed to the holders of the floating rate certificates under the provisions of the trust, which amounts are paid solely from the assets of the trust, reflected as liabilities of the fund in the Statement of Assets and Liabilities under the caption, “Payable to the holders of the floating rate certificates from trust assets”. The carrying value of the fund’s payable to the holders of the floating rate certificates from trust assets as reported in the fund’s Statement of Assets and Liabilities approximates its fair value. The value of the payable to the holders of the floating rate certificates from trust assets as of the reporting date is considered level 2 under the fair value hierarchy disclosure. At January 31, 2014, the fund’s payable to the holders of the floating rate

Notes to Financial Statements – continued

certificates from trust assets was $66,112,974 and the interest rate on the floating rate certificates issued by the trust was 0.06%. For the year ended January 31, 2014, the average payable to the holders of the floating rate certificates from trust assets was $76,452,982 at a weighted average interest rate of 0.11%. Interest expense and fees relate to interest payments made to the holders of certain floating rate certificates and associated fees, both of which are made from trust assets. Interest expense and fees are recorded as incurred. For the year ended January 31, 2014, interest expense and fees in connection with self-deposited inverse floaters were $574,664. Primary and externally deposited inverse floaters held by the fund are not accounted for as secured borrowings.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended January 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities and defaulted bonds.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	1/31/14	1/31/13
Ordinary income (including any short-term capital gains)	$2,660,724	$219,307
Tax-exempt income	115,080,094	119,540,462
Total distributions	$117,740,818	$119,759,769

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/14
Cost of investments	$2,032,264,110
Gross appreciation	107,667,428
Gross depreciation	(73,781,288)
Net unrealized appreciation (depreciation)	$33,886,140
Undistributed ordinary income	1,434,566
Undistributed tax-exempt income	17,646,954
Capital loss carryforwards	(140,316,438)
Post-October capital loss deferral	(4,020,867)
Other temporary differences	(10,703,301)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after January 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried

Notes to Financial Statements – continued

forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of January 31, 2014, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
1/31/15	$(230,213)
1/31/17	(18,935,036)
1/31/18	(28,497,487)
1/31/19	(16,085,714)
Total	$(63,748,450)

Post-enactment losses which are characterized as follows:
Short-Term	$(18,166,242)
Long-Term	(58,401,746)
Total	$(76,567,988)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 1/31/14	Year ended 1/31/13
Class A	$85,515,458	$90,929,910
Class B	1,827,375	1,971,689
Class C	10,410,666	9,854,319
Class I	19,987,319	17,003,851
Total	$117,740,818	$119,759,769

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets.

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through January 31, 2014, this management fee reduction amounted to $25,002, which is

Notes to Financial Statements – continued

included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2013, the investment adviser has agreed in writing to reduce its management fee to 0.50% of average daily net assets in excess of $2.5 billion. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May 31, 2015. For the period August 1, 2013 through January 31, 2014, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement. The management fee incurred for the year ended January 31, 2014 was equivalent to an annual effective rate of 0.55% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (including interest expenses and fees associated with investments in inverse floating rate instruments), such that fund operating expenses do not exceed 0.12% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until May, 31, 2015. For the year ended January 31, 2014, this reduction amounted to $571,769 and is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $553,944 for the year ended January 31, 2014, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class B	0.75%	0.25%	1.00%	0.79%	$437,712
Class C	0.75%	0.25%	1.00%	1.00%	2,619,856
Total Distribution and Service Fees					$3,057,568

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended January 31, 2014 based on each class’s average daily net assets. For one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, MFD has agreed in writing to waive the service fee. This agreement will continue until modified by the

Notes to Financial Statements – continued

fund’s Board of Trustees, but such agreement will continue at least until May 31, 2014. For the year ended January 31, 2014 this waiver amounted to $91,808 and is included in the reduction of total expenses in the Statement of Operations. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended January 31, 2014, this rebate amounted to $1,256 for Class C and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended January 31, 2014, were as follows:

Amount
Class A	$167,750
Class B	68,167
Class C	51,961

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended January 31, 2014, the fee was $237,201, which equated to 0.0097% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended January 31, 2014, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,162,020.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended January 31, 2014 was equivalent to an annual effective rate of 0.0126% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent

Notes to Financial Statements – continued

Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $1,986 and is included in independent Trustees’ compensation for the year ended January 31, 2014. The liability for deferred retirement benefits payable to certain independent Trustees under the DB amounted to $14,227 at January 31, 2014, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended January 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $16,190 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $6,432, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $447,372,373 and $1,030,389,712 respectively.

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 1/31/14		Year ended 1/31/13
	Shares	Amount	Shares	Amount
Shares sold
Class A	44,514,342	$352,701,695	77,446,475	$631,600,689
Class B	307,212	2,439,936	1,560,561	12,666,747
Class C	4,663,621	37,096,211	10,244,740	83,574,613
Class I	33,583,975	259,565,999	44,084,898	354,412,627
	83,069,150	$651,803,841	133,336,674	$1,082,254,676

Shares issued to shareholders in reinvestment of distributions
Class A	9,414,498	$73,360,147	8,787,195	$71,841,720
Class B	185,289	1,442,550	169,750	1,390,465
Class C	966,160	7,510,034	765,766	6,270,849
Class I	1,884,839	14,596,597	1,169,986	9,586,672
	12,450,786	$96,909,328	10,892,697	$89,089,706

Shares reacquired
Class A	(122,897,571)	$(972,648,919)	(62,613,958)	$(506,922,106)
Class B	(2,230,077)	(17,246,107)	(1,464,551)	(11,942,059)
Class C	(12,388,606)	(95,711,451)	(5,100,089)	(41,812,559)
Class I	(38,012,376)	(294,726,444)	(10,327,519)	(84,779,586)
	(175,528,630)	$(1,380,332,921)	(79,506,117)	$(645,456,310)

Net change
Class A	(68,968,731)	$(546,587,077)	23,619,712	$196,520,303
Class B	(1,737,576)	(13,363,621)	265,760	2,115,153
Class C	(6,758,825)	(51,105,206)	5,910,417	48,032,903
Class I	(2,543,562)	(20,563,848)	34,927,365	279,219,713
	(80,008,694)	$(631,619,752)	64,723,254	$525,888,072

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an

Notes to Financial Statements – continued

agreed upon spread. For the year ended January 31, 2014, the fund’s commitment fee and interest expense were $12,264 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	111,057,169	761,308,512	(793,729,196)	78,636,485

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$60,130	$78,636,485

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of MFS Municipal High Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Municipal High Income Fund (the Fund), including the portfolio of investments, as of January 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2014, by correspondence with the Fund’s custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal High Income Fund at January 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 18, 2014

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 62)	Trustee	February 2014

Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco (investment management), UK, Director (until 2014)

N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach and Mr. Buller) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Gary Lasman Geoffrey Schechter

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 97.74% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

January 31, 2014

MFS® HIGH YIELD POOLED PORTFOLIO

HYP-ANN

MFS® HIGH YIELD POOLED PORTFOLIO

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

It’s a new year, and with it a more sober mood has arrived. During 2013, stocks delivered robust gains across many countries, global regions and economic sectors. It’s too early to draw conclusions for all of 2014, but several weak economic reports have weighed on investors’ minds.

Additionally, concerns have risen that China could stumble as it shifts to a consumer-driven economy, and the U.S. Federal Reserve has started to taper its bond-buying stimulus program, thereby reducing global liquidity. These potential headwinds from the world’s two largest economies have helped cause a flight from emerging markets such as Argentina, Russia, India, Turkey and South Africa. Compounding concerns, some of these countries face their own economic and political challenges. The widespread volatility resulting from all this is a reminder of how interconnected the global economy is.

On the brighter side, U.S. economic reports have remained fairly positive and other major developed markets, including Germany,

Japan and the United Kingdom, have continued to release reasonably strong data. Even the economies of some of the eurozone’s weaker links, including Greece, Portugal and Italy, appear to be growing after a prolonged slump.

In uncertain times such as these, it is particularly important to remember that managing risk should always be a top priority. At MFS®, active risk management is an integral part of our collaborative process. Our global team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and believe in the value of maintaining a long-term view and applying proven principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

March 18, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Energy-Independent	8.5%
Medical & Health Technology & Services	5.4%
Broadcasting	4.6%
Telecommunications-Wireless	4.1%
Transportation-Services	3.8%

Composition including fixed income credit quality (a)(i)
BBB	3.3%
BB	35.3%
B	43.6%
CCC	15.7%
D (o)	0.0%
Not Rated	1.5%
Non-Fixed Income	0.5%
Cash & Other	0.1%

Portfolio facts (i)
Average Duration (d)	4.3
Average Effective Maturity (m)	6.9 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. The fund may not hold all of these instruments. The fund is not rated by these agencies.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.

2

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities.

Percentages are based on net assets as of 1/31/14.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the period March 25, 2013 to January 31, 2014, shares of the MFS High Yield Pooled Portfolio (“fund”) provided a total return of 5.26%, at net asset value. This compares with a return of 5.30% for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index.

Market Environment

Just prior to the beginning of the period, a last minute political agreement concerning the US debt ceiling averted the worst-case scenario and markets gravitated towards risk assets. However, the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first part of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Detractors from Performance

The portion of the fund’s return derived from yield, which was less than that of the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, was a primary factor that detracted from relative results.

The fund’s lesser exposure to the telecommunications sector also held back relative performance as this market segment performed well over the reporting period.

Among individual securities, the fund’s holdings of electric power utility Energy Future Holdings and coal exporter Walter Energy were among the top relative detractors for the reporting period.

4

Management Review – continued

Contributors to Performance

The fund’s yield curve (y) positioning, particularly the fund’s lesser exposure to shifts in the middle portion (centered around maturities of 7 years) and in the long end (centered around maturities of 10 or more years) of the yield curve was an area of relative strength as yields increased during the period.

The fund’s long credit positions in North American High Yield Series 19 Credit Default Index Swaps was another source of relative strength. Credit in the high yield bond market generally improved causing a tightening of credit spreads in this segment of the market during the period. The fund benefited from these positions because it took a long exposure to spreads in the underlying high yield index.

Respectfully,

William Adams	David Cole
Portfolio Manager	Portfolio Manager

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 1/31/14

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 1/31/14

Average annual without sales charge

Fund inception date	Life (t)
3/25/13	5.26%
Comparative benchmark
Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	5.30%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the fund inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for the fund for the periods presented. Life returns are presented where the fund has less than 10 years of performance history and represent the average annual total return from the fund inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, August 1, 2013 through January 31, 2014

As a shareholder of the fund, you incur ongoing costs, including fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2013 through January 31, 2014.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 8/01/13	Ending Account Value 1/31/14	Expenses Paid During Period (p) 8/01/13-1/31/14
Actual	0.02%	$1,000.00	$1,045.97	$0.10
Hypothetical (h)	0.02%	$1,000.00	$1,025.10	$0.10

(h)	5% fund return per year before expenses.
(p)	Expenses paid are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

8

PORTFOLIO OF INVESTMENTS

1/31/14

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 94.1%
Issuer	Shares/Par	Value ($)
Aerospace - 2.2%
Alliant Techsystems, Inc., 5.25%, 2021 (n)	$1,285,000	$1,294,638
Bombardier, Inc., 7.5%, 2018 (n)	2,765,000	3,082,975
Bombardier, Inc., 7.75%, 2020 (n)	1,995,000	2,206,969
Bombardier, Inc., 6.125%, 2023 (n)	3,045,000	2,999,325
CPI International, Inc., 8%, 2018	3,355,000	3,522,712
Huntington Ingalls Industries, Inc., 7.125%, 2021	5,380,000	5,931,450
Kratos Defense & Security Solutions, Inc., 10%, 2017	5,590,000	5,995,275

		$25,033,344
Apparel Manufacturers - 0.9%
Hanesbrands, Inc., 6.375%, 2020	$2,690,000	$2,932,100
Jones Group, Inc., 6.875%, 2019	1,875,000	1,917,188
PVH Corp., 7.375%, 2020	3,105,000	3,384,450
PVH Corp., 4.5%, 2022	1,820,000	1,715,350

		$9,949,088
Automotive - 3.1%
Accuride Corp., 9.5%, 2018	$5,005,000	$4,992,488
Allison Transmission, Inc., 7.125%, 2019 (n)	5,365,000	5,794,200
General Motors Financial Co., Inc., 6.75%, 2018	3,120,000	3,564,600
General Motors Financial Co., Inc., 4.25%, 2023	1,765,000	1,689,988
Goodyear Tire & Rubber Co., 6.5%, 2021	4,920,000	5,245,950
Goodyear Tire & Rubber Co., 7%, 2022	1,110,000	1,207,125
Jaguar Land Rover PLC, 7.75%, 2018 (n)	2,260,000	2,429,500
Jaguar Land Rover PLC, 8.125%, 2021 (n)	4,605,000	5,215,163
Jaguar Land Rover PLC, 5.625%, 2023 (n)	1,360,000	1,387,200
Lear Corp., 8.125%, 2020	1,637,000	1,792,515
Lear Corp., 4.75%, 2023 (n)	755,000	713,475

		$34,032,204
Broadcasting - 4.5%
AMC Networks, Inc., 7.75%, 2021	$4,350,000	$4,882,875
Clear Channel Communications, Inc., 9%, 2021	3,548,000	3,583,480
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022	745,000	761,763
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022	2,570,000	2,640,675
Clear Channel Worldwide Holdings, Inc., “A”, 7.625%, 2020	140,000	147,000
Clear Channel Worldwide Holdings, Inc., “B”, 7.625%, 2020	1,390,000	1,466,450
Hughes Network Systems LLC, 7.625%, 2021	1,745,000	1,980,575
IAC/InterActive Corp., 4.875%, 2018 (n)	595,000	612,850

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Broadcasting - continued
IAC/InterActive Corp., 4.75%, 2022	$2,470,000	$2,327,975
Intelsat Jackson Holdings S.A., 6.625%, 2022 (n)	3,520,000	3,634,400
Intelsat Jackson Holdings S.A., 6.625%, 2022	3,170,000	3,273,025
Intelsat S.A., 8.125%, 2023 (n)	4,420,000	4,784,650
Liberty Media Corp., 8.5%, 2029	2,790,000	3,041,100
Liberty Media Corp., 8.25%, 2030	1,215,000	1,284,863
Netflix, Inc., 5.375%, 2021 (n)	2,835,000	2,859,806
Nexstar Broadcasting, Inc., 6.875%, 2020	2,730,000	2,914,275
SIRIUS XM Radio, Inc., 4.25%, 2020 (n)	1,130,000	1,055,138
SIRIUS XM Radio, Inc., 5.875%, 2020 (n)	395,000	399,444
SIRIUS XM Radio, Inc., 5.25%, 2022 (n)	1,430,000	1,478,263
Univision Communications, Inc., 6.875%, 2019 (n)	2,200,000	2,359,500
Univision Communications, Inc., 7.875%, 2020 (n)	2,610,000	2,871,000
Univision Communications, Inc., 8.5%, 2021 (n)	1,670,000	1,832,825

		$50,191,932
Brokerage & Asset Managers - 0.6%
E*TRADE Financial Corp., 6.375%, 2019	$6,525,000	$7,014,375

Building - 3.5%
Allegion U.S. Holding Co., Inc., 5.75%, 2021 (n)	$1,870,000	$1,930,775
Boise Cascade Co., 6.375%, 2020	1,695,000	1,767,038
Building Materials Holding Corp., 6.875%, 2018 (n)	630,000	664,650
Building Materials Holding Corp., 7%, 2020 (n)	925,000	987,438
Building Materials Holding Corp., 6.75%, 2021 (n)	3,495,000	3,752,756
CEMEX Espana S.A., 9.25%, 2020 (n)	1,345,000	1,454,618
CEMEX Espana S.A., 9.25%, 2020	2,640,000	2,855,160
CEMEX S.A.B. de C.V., 5.875%, 2019 (n)	202,000	202,000
CEMEX S.A.B. de C.V., 6.5%, 2019 (n)	440,000	446,600
CEMEX S.A.B. de C.V., 7.25%, 2021 (n)	1,806,000	1,855,665
Gibraltar Industries, Inc., 6.25%, 2021	1,335,000	1,383,394
HD Supply, Inc., 8.125%, 2019	2,060,000	2,290,463
HD Supply, Inc., 7.5%, 2020	4,555,000	4,862,463
Headwaters, Inc., 7.25%, 2019 (z)	1,210,000	1,240,250
Headwaters, Inc., 7.625%, 2019	970,000	1,047,600
Nortek, Inc., 8.5%, 2021	3,960,000	4,375,800
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10%, 2020 (n)	2,337,000	2,623,283
USG Corp., 6.3%, 2016	2,562,000	2,747,745
USG Corp., 7.875%, 2020 (n)	1,335,000	1,508,550
USG Corp., 5.875%, 2021 (n)	780,000	820,950

		$38,817,198

10

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Business Services - 2.2%
Equinix, Inc., 4.875%, 2020		$2,070,000	$2,080,350
Equinix, Inc., 5.375%, 2023		1,640,000	1,607,200
Fidelity National Information Services, Inc., 5%, 2022		3,305,000	3,411,246
First Data Corp., 10.625%, 2021 (n)		3,815,000	4,158,350
iGATE Corp., 9%, 2016		3,670,000	3,881,025
Iron Mountain, Inc., 8.375%, 2021		2,083,000	2,228,810
Iron Mountain, Inc., 6%, 2023		2,865,000	2,947,369
Lender Processing Services, Inc., 5.75%, 2023		1,195,000	1,254,750
NeuStar, Inc., 4.5%, 2023		3,205,000	2,748,288

			$24,317,388
Cable TV - 3.5%
CCO Holdings LLC, 8.125%, 2020		$4,825,000	$5,247,188
CCO Holdings LLC, 7.375%, 2020		705,000	766,688
CCO Holdings LLC, 6.5%, 2021		3,150,000	3,291,750
CCO Holdings LLC/CCO Capital Corp., 5.75%, 2024		1,315,000	1,278,838
Cequel Communications Holdings, 6.375%, 2020 (n)		3,065,000	3,133,963
Cequel Communications Holdings I LLC, 5.125%, 2021 (n)		880,000	827,200
DISH DBS Corp., 6.75%, 2021		2,540,000	2,711,450
DISH DBS Corp., 5%, 2023		1,805,000	1,692,188
Lynx I Corp., 5.375%, 2021 (n)		1,390,000	1,393,475
Lynx II Corp., 6.375%, 2023 (n)		800,000	816,000
Nara Cable Funding Ltd., 8.875%, 2018 (n)		840,000	911,400
Telenet Finance Luxembourg, 6.375%, 2020 (n)	EUR	1,510,000	2,189,277
Time Warner Cable, Inc., 4.5%, 2042		$2,800,000	2,143,291
Unitymedia Hessen, 5.5%, 2023 (n)		2,445,000	2,445,000
UPC Holding B.V., 9.875%, 2018 (n)		3,555,000	3,786,075
UPCB Finance III Ltd., 6.625%, 2020 (n)		3,628,000	3,845,680
Virgin Media Finance PLC, 8.375%, 2019		241,000	260,581
Ziggo Bond Co. B.V., 8%, 2018 (n)	EUR	1,895,000	2,715,523

			$39,455,567
Chemicals - 3.1%
Celanese U.S. Holdings LLC, 5.875%, 2021		$1,269,000	$1,351,485
Celanese U.S. Holdings LLC, 4.625%, 2022		1,485,000	1,436,738
Flash Dutch 2 B.V./U.S. Coatings Acquisition, 7.375%, 2021 (n)		2,775,000	2,990,063
Hexion U.S. Finance Corp., 6.625%, 2020		1,840,000	1,909,000
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2018		2,540,000	2,641,600
Huntsman International LLC, 8.625%, 2021		4,815,000	5,428,913
INEOS Finance PLC, 8.375%, 2019 (n)		3,690,000	4,068,225
INEOS Group Holdings S.A., 6.125%, 2018 (n)		3,090,000	3,144,075
NOVA Chemicals Corp., 5.25%, 2023 (n)		2,175,000	2,229,375

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Chemicals - continued
Polypore International, Inc., 7.5%, 2017	$1,450,000	$1,533,375
Taminco Global Chemical Corp., 9.75%, 2020 (z)	3,115,000	3,519,950
Tronox Finance LLC, 6.375%, 2020	3,745,000	3,791,813

		$34,044,612
Computer Software - 0.9%
Infor (US), Inc., 11.5%, 2018	$1,940,000	$2,240,700
Syniverse Holdings, Inc., 9.125%, 2019	4,140,000	4,517,775
VeriSign, Inc., 4.625%, 2023	2,995,000	2,867,712

		$9,626,187
Computer Software - Systems - 0.6%
Audatex North America, Inc., 6%, 2021 (n)	$2,445,000	$2,548,913
Audatex North America, Inc., 6.125%, 2023 (n)	715,000	740,025
CDW LLC/CDW Finance Corp., 12.535%, 2017	127,000	133,033
CDW LLC/CDW Finance Corp., 8.5%, 2019	2,920,000	3,204,700

		$6,626,671
Conglomerates - 2.0%
Amsted Industries, Inc., 8.125%, 2018 (n)	$3,625,000	$3,797,188
BC Mountain LLC, 7%, 2021 (n)	3,600,000	3,690,000
Dynacast International LLC, 9.25%, 2019	1,875,000	2,069,531
Griffon Corp., 7.125%, 2018	1,895,000	2,003,963
Renaissance Acquisition, 6.875%, 2021 (n)	4,745,000	4,756,863
Rexel S.A., 6.125%, 2019 (n)	2,780,000	2,891,200
Silver II Borrower, 7.75%, 2020 (n)	2,925,000	3,100,500

		$22,309,245
Construction - 0.2%
Empresas ICA Sociedad Controladora S.A. de C.V., 8.9%, 2021	$2,120,000	$2,141,200

Consumer Products - 1.0%
Elizabeth Arden, Inc., 7.375%, 2021	$2,872,000	$3,058,680
Jarden Corp., 7.5%, 2020	2,515,000	2,716,200
Prestige Brands, Inc., 8.125%, 2020	1,240,000	1,385,700
Prestige Brands, Inc., 5.375%, 2021 (z)	1,225,000	1,225,000
Spectrum Brands, Inc., 6.375%, 2020	2,760,000	2,932,500

		$11,318,080
Consumer Services - 1.3%
ADT Corp., 6.25%, 2021 (n)	$2,665,000	$2,755,477
ADT Corp., 4.125%, 2023	1,360,000	1,196,619
Grupo Posadas S.A.B. de C.V., 7.875%, 2017	1,765,000	1,784,856
Monitronics International, Inc., 9.125%, 2020	3,265,000	3,477,225

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Services - continued
QVC, Inc., 7.375%, 2020 (n)	$1,925,000	$2,088,733
Service Corp. International, 7%, 2017	2,795,000	3,151,363

		$14,454,273
Containers - 3.3%
Ardagh Packaging Finance PLC, 7%, 2020 (n)	$317,647	$321,618
Ardagh Packaging Finance PLC, 7.375%, 2017 (n)	2,335,000	2,495,531
Ardagh Packaging Finance PLC, 9.125%, 2020 (n)	400,000	437,000
Ardagh Packaging Finance PLC, 9.125%, 2020 (n)	4,480,000	4,872,000
Ball Corp., 5%, 2022	1,008,000	1,001,700
Ball Corp., 4%, 2023	1,335,000	1,218,188
Berry Plastics Group, Inc., 9.5%, 2018	1,030,000	1,096,950
Berry Plastics Group, Inc., 9.75%, 2021	2,285,000	2,627,750
Beverage Packaging Holdings Group, 6%, 2017 (z)	480,000	492,000
Crown American LLC, 4.5%, 2023	5,365,000	5,083,338
Exopack Holdings S.A., 7.875%, 2019 (n)	2,150,000	2,225,250
Greif, Inc., 6.75%, 2017	1,100,000	1,216,875
Greif, Inc., 7.75%, 2019	980,000	1,107,400
Reynolds Group, 7.125%, 2019	3,095,000	3,272,963
Reynolds Group, 9.875%, 2019	1,355,000	1,497,275
Reynolds Group, 5.75%, 2020	2,050,000	2,096,125
Reynolds Group, 8.25%, 2021	5,660,000	6,013,750

		$37,075,713
Defense Electronics - 0.2%
Ducommun, Inc., 9.75%, 2018	$2,452,000	$2,746,240

Electrical Equipment - 0.2%
Avaya, Inc., 9.75%, 2015	$1,180,000	$1,174,100
Avaya, Inc., 7%, 2019 (n)	665,000	656,688

		$1,830,788
Electronics - 0.8%
Nokia Corp., 5.375%, 2019	$995,000	$1,028,581
Nokia Corp., 6.625%, 2039	1,015,000	1,009,925
NXP B.V., 5.75%, 2021 (n)	640,000	662,400
NXP B.V., 5.75%, 2023 (n)	2,610,000	2,610,000
Sensata Technologies B.V., 6.5%, 2019 (n)	3,320,000	3,569,000

		$8,879,906
Energy - Independent - 8.2%
Antero Resources Finance Corp., 6%, 2020	$1,565,000	$1,649,119
Antero Resources Finance Corp., 5.375%, 2021 (n)	2,220,000	2,236,650
Bill Barrett Corp., 7%, 2022	2,400,000	2,502,000
BreitBurn Energy Partners LP, 8.625%, 2020	1,075,000	1,158,313

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Independent - continued
BreitBurn Energy Partners LP, 7.875%, 2022	$4,755,000	$5,058,131
Carrizo Oil & Gas, Inc., 8.625%, 2018	1,055,000	1,139,400
Carrizo Oil & Gas, Inc., 7.5%, 2020	2,050,000	2,234,500
Chaparral Energy, Inc., 7.625%, 2022	3,915,000	4,218,413
Cimarex Energy Co., 5.875%, 2022	1,015,000	1,080,975
Concho Resources, Inc., 6.5%, 2022	2,440,000	2,629,100
Concho Resources, Inc., 5.5%, 2023	3,565,000	3,600,650
Denbury Resources, Inc., 8.25%, 2020	3,230,000	3,536,850
Denbury Resources, Inc., 4.625%, 2023	1,880,000	1,734,300
Energy XXI Gulf Coast, Inc., 9.25%, 2017	2,795,000	3,074,500
Energy XXI Gulf Coast, Inc., 7.5%, 2021 (n)	1,180,000	1,224,250
EP Energy LLC, 6.875%, 2019	1,205,000	1,296,881
EP Energy LLC, 9.375%, 2020	4,295,000	4,939,250
EP Energy LLC, 7.75%, 2022	5,050,000	5,580,250
EPL Oil & Gas, Inc., 8.25%, 2018	3,830,000	4,117,250
Halcon Resources Corp., 8.875%, 2021	3,560,000	3,551,100
Harvest Operations Corp., 6.875%, 2017	3,690,000	4,022,100
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020 (n)	1,670,000	1,803,600
Laredo Petroleum, Inc., 9.5%, 2019	1,710,000	1,904,513
Laredo Petroleum, Inc., 5.625%, 2022 (z)	470,000	467,650
Laredo Petroleum, Inc., 7.375%, 2022	960,000	1,048,800
LINN Energy LLC, 8.625%, 2020	740,000	799,200
LINN Energy LLC, 7.75%, 2021	3,114,000	3,300,840
MEG Energy Corp., 6.5%, 2021 (n)	1,405,000	1,461,200
Northern Blizzard Resources, Inc., 7.25%, 2022 (z)	2,325,000	2,325,000
Oasis Petroleum, Inc., 6.875%, 2022 (n)	1,665,000	1,764,900
QEP Resources, Inc., 6.875%, 2021	3,035,000	3,270,213
Range Resources Corp., 5%, 2022	2,620,000	2,597,075
SandRidge Energy, Inc., 8.125%, 2022	4,765,000	4,985,381
SM Energy Co., 6.5%, 2021	2,955,000	3,147,075
Whiting Petroleum Corp., 5%, 2019	1,910,000	1,962,525

		$91,421,954
Engineering - Construction - 0.3%
BakerCorp International, Inc., 8.25%, 2019	$3,065,000	$3,110,975

Entertainment - 1.4%
Activision Blizzard, Inc., 6.125%, 2023 (n)	$1,990,000	$2,074,575
Cedar Fair LP, 9.125%, 2018	1,585,000	1,711,800
Cedar Fair LP, 5.25%, 2021	3,555,000	3,546,113
Cinemark USA, Inc., 5.125%, 2022	2,445,000	2,380,819
Cinemark USA, Inc., 4.875%, 2023	2,060,000	1,946,700
Six Flags Entertainment Corp., 5.25%, 2021 (n)	3,490,000	3,455,100

		$15,115,107

14

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Financial Institutions - 5.5%
Aircastle Ltd., 4.625%, 2018		$2,840,000	$2,861,300
Aviation Capital Group, 4.625%, 2018 (n)		3,015,000	3,153,901
Aviation Capital Group, 6.75%, 2021 (n)		1,935,000	2,122,589
CIT Group, Inc., 5.25%, 2018		2,875,000	3,061,875
CIT Group, Inc., 6.625%, 2018 (n)		4,276,000	4,789,120
CIT Group, Inc., 5.5%, 2019 (n)		3,342,000	3,559,230
CIT Group, Inc., 5%, 2022		3,145,000	3,129,275
Icahn Enterprises LP, 6%, 2020		1,530,000	1,577,813
Icahn Enterprises LP, 6%, 2020 (z)		1,630,000	1,689,088
Icahn Enterprises LP, 5.875%, 2022 (n)		2,760,000	2,735,850
International Lease Finance Corp., 7.125%, 2018 (n)		3,373,000	3,904,248
Nationstar Mortgage LLC/Capital Corp., 10.875%, 2015		1,955,000	1,976,994
Nationstar Mortgage LLC/Capital Corp., 6.5%, 2018		2,220,000	2,242,200
Nationstar Mortgage LLC/Capital Corp., 9.625%, 2019		1,320,000	1,481,700
Nationstar Mortgage LLC/Capital Corp., 7.875%, 2020		3,815,000	3,891,300
PHH Corp., 7.375%, 2019		2,260,000	2,435,150
PHH Corp., 6.375%, 2021		1,195,000	1,197,988
SLM Corp., 8.45%, 2018		3,275,000	3,794,906
SLM Corp., 4.875%, 2019		788,000	780,042
SLM Corp., 8%, 2020		6,955,000	7,763,519
SLM Corp., 7.25%, 2022		3,130,000	3,317,800

			$61,465,888
Food & Beverages - 1.1%
B&G Foods, Inc., 4.625%, 2021		$1,295,000	$1,254,531
Constellation Brands, Inc., 3.75%, 2021		430,000	411,188
Constellation Brands, Inc., 4.25%, 2023		3,255,000	3,075,975
Darling Escrow Corp., 5.375%, 2022 (n)		2,685,000	2,705,138
Hawk Acquisition Sub, Inc., 4.25%, 2020 (n)		2,185,000	2,135,838
Sun Merger Sub, Inc., 5.875%, 2021 (n)		2,880,000	2,923,200

			$12,505,870
Forest & Paper Products - 0.7%
Appvion, Inc., 9%, 2020 (n)		$2,680,000	$2,753,700
Smurfit Kappa Group PLC, 4.875%, 2018 (n)		1,500,000	1,563,750
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	1,140,000	1,656,737
Tembec Industries, Inc., 11.25%, 2018		$1,950,000	2,140,125

			$8,114,312
Gaming & Lodging - 2.8%
Caesars Entertainment Operating Co., Inc., 8.5%, 2020		$1,330,000	$1,256,850
CCM Merger, Inc., 9.125%, 2019 (z)		3,280,000	3,460,400
Chester Downs & Marina LLC, 9.25%, 2020 (n)		1,450,000	1,424,625
Hilton Worldwide Finance Co., 5.625%, 2021 (n)		2,150,000	2,225,250

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Gaming & Lodging - continued
Isle of Capri Casinos, Inc., 8.875%, 2020	$1,720,000	$1,861,900
Isle of Capri Casinos, Inc., 5.875%, 2021	610,000	620,675
MGM Resorts International, 11.375%, 2018	1,770,000	2,274,450
MGM Resorts International, 6.625%, 2021	2,985,000	3,179,025
Pinnacle Entertainment, Inc., 8.75%, 2020	2,130,000	2,332,350
Playa Resorts Holdings B.V., 8%, 2020 (n)	1,056,000	1,124,640
PNK Finance Corp., 6.375%, 2021 (n)	1,860,000	1,906,500
Ryman Hospitality Properties, Inc., REIT, 5%, 2021	1,590,000	1,562,175
Seven Seas Cruises S. DE R.L., 9.125%, 2019	3,845,000	4,248,725
Wynn Las Vegas LLC, 7.75%, 2020	3,085,000	3,432,063

		$30,909,628
Health Maintenance Organizations - 0.1%
Wellcare Health Plans, Inc., 5.75%, 2020	$1,285,000	$1,329,975

Industrial - 1.3%
Dematic S.A., 7.75%, 2020 (n)	$4,995,000	$5,307,188
Howard Hughes Corp., 6.875%, 2021 (n)	2,680,000	2,793,900
Hyva Global B.V., 8.625%, 2016 (n)	1,760,000	1,751,200
Mueller Water Products, Inc., 8.75%, 2020	1,461,000	1,636,320
SPL Logistics Escrow LLC, 8.875%, 2020 (n)	2,675,000	2,889,000

		$14,377,608
Insurance - 0.0%
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)	$431,000	$553,835

Insurance - Property & Casualty - 0.4%
XL Group PLC, 6.5% to 2017, FRN to 2049	$4,645,000	$4,552,100

International Market Quasi-Sovereign - 0.2%
Eksportfinans A.S.A., 5.5%, 2016	$170,000	$179,605
Eksportfinans A.S.A., 5.5%, 2017	2,170,000	2,300,200

		$2,479,805
Machinery & Tools - 2.0%
Blueline Rental Finance Corp., 7%, 2019 (z)	$1,180,000	$1,219,825
Case New Holland, Inc., 7.875%, 2017	1,630,000	1,909,138
CNH Capital LLC, 3.625%, 2018	2,105,000	2,128,681
H&E Equipment Services Co., 7%, 2022	3,685,000	3,998,225
Jurassic Holdings III, Inc., 6.875%, 2021 (z)	2,185,000	2,195,925
NESCO LLC/NESCO Holdings Corp., 11.75%, 2017 (n)	3,805,000	4,261,600
RSC Equipment Rental, Inc., 8.25%, 2021	2,505,000	2,811,863
United Rentals North America, Inc., 5.75%, 2018	1,195,000	1,277,156

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Machinery & Tools - continued
United Rentals North America, Inc., 7.625%, 2022	$2,198,000	$2,472,750

		$22,275,163
Major Banks - 1.8%
Bank of America Corp., FRN, 5.2%, 2049	$5,760,000	$5,158,080
Barclays Bank PLC, 7.625%, 2022	2,965,000	3,150,313
Credit Suisse Group AG, 6.5%, 2023 (n)	1,960,000	2,082,500
JPMorgan Chase & Co. , 6% to 2023, FRN to 2049	5,485,000	5,279,313
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (n)	905,000	959,300
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	2,800,000	2,957,500

		$19,587,006
Medical & Health Technology & Services - 5.2%
AmSurg Corp., 5.625%, 2020	$1,115,000	$1,159,600
CHS/Community Health Systems, Inc., 5.125%, 2021 (z)	700,000	704,375
CHS/Community Health Systems, Inc., 6.875%, 2022 (z)	2,380,000	2,439,500
Davita, Inc., 6.375%, 2018	4,650,000	4,882,500
Davita, Inc., 6.625%, 2020	4,110,000	4,407,975
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	1,065,000	1,174,163
Fresenius Medical Care Capital Trust III, 5.625%, 2019 (n)	2,455,000	2,608,438
Fresenius Medical Care Capital Trust III, 5.875%, 2022 (n)	1,375,000	1,460,938
HCA, Inc., 7.25%, 2020	1,795,000	1,949,819
HCA, Inc., 7.5%, 2022	5,140,000	5,801,775
HCA, Inc., 5.875%, 2022	2,460,000	2,589,150
HealthSouth Corp., 8.125%, 2020	4,780,000	5,210,200
IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 2019	3,025,000	3,229,188
Kinetic Concepts, Inc., 12.5%, 2019	2,120,000	2,395,600
Lifepoint Hospitals, Inc., 5.5%, 2021 (n)	3,525,000	3,586,688
Tenet Healthcare Corp., 8%, 2020	4,700,000	5,134,750
Tenet Healthcare Corp., 4.5%, 2021	2,955,000	2,862,656
Tenet Healthcare Corp., 8.125%, 2022	945,000	1,031,231
Universal Health Services, Inc., 7%, 2018	1,715,000	1,826,475
Universal Health Services, Inc., 7.625%, 2020	3,495,000	3,695,963

		$58,150,984
Medical Equipment - 0.7%
Biomet, Inc., 6.5%, 2020	$3,065,000	$3,268,056
Physio-Control International, Inc., 9.875%, 2019 (n)	1,430,000	1,603,388
Teleflex, Inc., 6.875%, 2019	2,550,000	2,664,750

		$7,536,194

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Metals & Mining - 3.2%
ArcelorMittal S.A., 6.75%, 2022	$965,000	$1,040,994
ArcelorMittal S.A., 7.25%, 2041	1,735,000	1,665,600
Arch Coal, Inc., 8%, 2019 (z)	1,455,000	1,451,363
Arch Coal, Inc., 7.25%, 2020	2,190,000	1,680,825
Century Aluminum Co., 7.5%, 2021 (n)	3,260,000	3,251,850
Commercial Metals Co., 4.875%, 2023	1,838,000	1,727,720
Consol Energy, Inc., 8%, 2017	1,510,000	1,581,725
Consol Energy, Inc., 8.25%, 2020	4,385,000	4,752,244
First Quantum Minerals Ltd., 7.25%, 2019 (n)	5,492,000	5,588,110
Fortescue Metals Group Ltd., 8.25%, 2019 (n)	2,780,000	3,061,475
Peabody Energy Corp., 6%, 2018	2,110,000	2,247,150
Peabody Energy Corp., 6.25%, 2021	1,110,000	1,121,100
TMS International Corp., 7.625%, 2021 (n)	2,400,000	2,550,000
Walter Energy, Inc., 9.5%, 2019 (n)	1,020,000	1,035,300
Walter Energy, Inc., 8.5%, 2021	3,150,000	2,331,000

		$35,086,456
Natural Gas - Distribution - 0.7%
AmeriGas Finance LLC, 6.75%, 2020	$4,805,000	$5,249,463
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 2021	1,085,000	1,117,550
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 2022 (n)	1,430,000	1,472,900

		$7,839,913
Natural Gas - Pipeline - 3.3%
Access Midstream Partners Co., 5.875%, 2021	$1,020,000	$1,081,200
Access Midstream Partners Co., 4.875%, 2023	4,390,000	4,302,200
Atlas Pipeline Partners LP/Atlas Pipeline, 4.75%, 2021	860,000	793,350
Atlas Pipeline Partners LP/Atlas Pipeline, 5.875%, 2023	2,815,000	2,695,363
Crestwood Midstream Partners LP, 6%, 2020	3,240,000	3,329,100
Crestwood Midstream Partners LP, 6.125%, 2022 (n)	710,000	724,200
Crosstex Energy, Inc., 7.125%, 2022	283,000	324,743
El Paso Corp., 7.75%, 2032	5,775,000	5,957,796
Energy Transfer Equity LP, 7.5%, 2020	3,405,000	3,834,881
MarkWest Energy Partners LP, 5.5%, 2023	1,885,000	1,894,425
MarkWest Energy Partners LP, 4.5%, 2023	2,429,000	2,289,333
Sabine Pass Liquefaction, 5.625%, 2021 (n)	2,720,000	2,713,200
Sabine Pass Liquefaction, 5.625%, 2023 (n)	4,800,000	4,560,000
Summit Midstream Holdings LLC, 7.5%, 2021 (n)	2,135,000	2,273,775

		$36,773,566
Network & Telecom - 1.3%
Centurylink, Inc., 6.45%, 2021	$1,000,000	$1,041,250
Centurylink, Inc., 7.65%, 2042	2,830,000	2,525,775
Citizens Communications Co., 9%, 2031	3,390,000	3,390,000

18

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Network & Telecom - continued
Frontier Communications Corp., 8.125%, 2018		$870,000	$989,625
Qwest Corp., 7.5%, 2014		3,000	3,124
TW Telecom Holdings, Inc., 5.375%, 2022		950,000	940,500
TW Telecom Holdings, Inc., 5.375%, 2022		1,900,000	1,881,000
Windstream Corp., 7.75%, 2020		2,345,000	2,485,700
Windstream Corp., 7.75%, 2021		690,000	724,500

			$13,981,474
Oil Services - 1.5%
Bristow Group, Inc., 6.25%, 2022		$3,130,000	$3,302,150
Dresser-Rand Group, Inc., 6.5%, 2021		1,000,000	1,067,500
Edgen Murray Corp., 8.75%, 2020 (n)		1,510,000	1,740,275
Pacific Drilling S.A., 5.375%, 2020 (n)		3,235,000	3,226,913
Shale-Inland Holdings LLC/Finance Co., 8.75%, 2019 (n)		3,460,000	3,520,550
Unit Corp., 6.625%, 2021		3,765,000	3,953,250

			$16,810,638
Other Banks & Diversified Financials - 1.1%
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)		$2,973,000	$3,931,793
LBG Capital No. 1 PLC, 7.875%, 2020 (n)		5,465,000	5,888,538
UBS AG, 7.625%, 2022		2,020,000	2,321,677

			$12,142,008
Pharmaceuticals - 1.8%
Capsugel FinanceCo. SCA, 9.875%, 2019 (n)	EUR	2,270,000	$3,386,196
Capsugel S.A., 7%, 2019 (n)(p)		$955,000	975,294
Endo Finance Co., 5.75%, 2022 (z)		1,420,000	1,416,450
Endo Health Solutions, Inc., 7.25%, 2022		2,225,000	2,369,625
Salix Pharmaceuticals Ltd., 6%, 2021 (z)		1,670,000	1,740,975
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)		5,100,000	5,495,250
Valeant Pharmaceuticals International, Inc., 7.25%, 2022 (n)		2,700,000	2,943,000
Vantage Point Imaging, 7.5%, 2021 (n)		1,560,000	1,737,450

			$20,064,240
Precious Metals & Minerals - 0.5%
Eldorado Gold Corp., 6.125%, 2020 (n)		$3,065,000	$2,927,075
IAMGOLD Corp., 6.75%, 2020 (n)		3,467,000	2,972,953

			$5,900,028
Printing & Publishing - 0.6%
American Media, Inc., 13.5%, 2018 (z)		$338,724	$363,281
Gannett Co., Inc., 6.375%, 2023 (n)		2,140,000	2,193,500
Gannett Co., Inc., 5.125%, 2020 (n)		1,415,000	1,416,769

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Printing & Publishing - continued
Lamar Media Corp., 5%, 2023	$3,255,000	$3,157,350

		$7,130,900
Railroad & Shipping - 0.2%
Watco Cos. LLC, 6.375%, 2023 (n)	$2,055,000	$2,034,450

Real Estate - 1.7%
Aviv Healthcare Properties LP/Aviv Healthcare, 6%, 2021	$2,515,000	$2,577,875
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019	2,585,000	2,681,938
DuPont Fabros Technology LP, REIT, 5.875%, 2021	2,935,000	3,045,063
ERP Properties, REIT, 7.75%, 2020	1,805,000	2,100,711
ERP Properties, REIT, 5.75%, 2022	805,000	839,138
Felcor Lodging LP, REIT, 5.625%, 2023	1,675,000	1,637,313
MPT Operating Partnership LP, REIT, 6.875%, 2021	2,275,000	2,422,875
MPT Operating Partnership LP, REIT, 6.375%, 2022	3,400,000	3,510,500

		$18,815,413
Retailers - 1.6%
Academy Ltd., 9.25%, 2019 (n)	$1,375,000	$1,500,469
Best Buy Co., Inc., 5.5%, 2021	1,200,000	1,182,000
Burlington Coat Factory Warehouse Corp., 10%, 2019	2,770,000	3,088,550
CST Brands, Inc., 5%, 2023	942,000	904,320
Jo-Ann Stores Holdings, Inc., 9.75%, 2019 (n)(p)	2,580,000	2,683,200
Limited Brands, Inc., 7%, 2020	1,295,000	1,456,875
Limited Brands, Inc., 6.95%, 2033	720,000	707,400
Rite Aid Corp., 9.25%, 2020	3,760,000	4,291,100
Sally Beauty Holdings, Inc., 6.875%, 2019	1,495,000	1,644,500

		$17,458,414
Specialty Chemicals - 0.3%
Chemtura Corp., 5.75%, 2021	$3,020,000	$3,080,400

Specialty Stores - 0.2%
Michaels Stores, Inc., 7.75%, 2018	$1,820,000	$1,942,850
Michaels Stores, Inc., 5.875%, 2020 (z)	710,000	710,000

		$2,652,850
Telecommunications - Wireless - 4.0%
Crown Castle International Corp., 5.25%, 2023	$1,890,000	$1,873,463
Digicel Group Ltd., 8.25%, 2017 (n)	2,420,000	2,509,540
Digicel Group Ltd., 10.5%, 2018 (n)	2,290,000	2,434,270
Digicel Group Ltd., 8.25%, 2020 (n)	1,190,000	1,237,600
Eileme 2 AB, 11.625%, 2020 (n)	1,220,000	1,450,275
MetroPCS Wireless, Inc., 7.875%, 2018	2,190,000	2,337,825

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - continued
MetroPCS Wireless, Inc., 6.25%, 2021 (n)	$3,360,000	$3,490,200
Sprint Capital Corp., 6.875%, 2028	2,890,000	2,759,950
Sprint Corp., 7.875%, 2023 (n)	3,340,000	3,565,450
Sprint Corp., 7.125%, 2024 (z)	1,560,000	1,567,800
Sprint Nextel Corp., 8.375%, 2017	2,549,000	2,944,095
Sprint Nextel Corp., 9%, 2018 (n)	1,400,000	1,690,500
Sprint Nextel Corp., 6%, 2022	3,210,000	3,153,825
T-Mobile USA, Inc., 6.125%, 2022	475,000	485,688
T-Mobile USA, Inc., 6.5%, 2024	1,440,000	1,470,600
T-Mobile USA, Inc., 6.464%, 2019	1,465,000	1,541,913
T-Mobile USA, Inc., 6.633%, 2021	710,000	747,275
Wind Acquisition Finance S.A., 12.25%, 2017 (n)(p)	4,918,868	5,091,028
Wind Acquisition Finance S.A., 7.25%, 2018 (n)	4,520,000	4,734,700

		$45,085,997
Telephone Services - 0.4%
Cogent Communications Group, Inc., 8.375%, 2018 (n)	$965,000	$1,051,850
Level 3 Financing, Inc., 9.375%, 2019	1,990,000	2,218,850
Level 3 Financing, Inc., 8.625%, 2020	1,320,000	1,475,100

		$4,745,800
Tobacco - 0.1%
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 2023	$1,465,000	$1,374,419

Transportation - Services - 3.3%
Aguila American Resources Ltd., 7.875%, 2018 (n)	$4,000,000	$4,245,000
Avis Budget Car Rental LLC, 8.25%, 2019	1,655,000	1,781,194
Avis Budget Car Rental LLC, 9.75%, 2020	945,000	1,093,838
CEVA Group PLC, 8.375%, 2017 (n)	4,175,000	4,357,656
Jack Cooper Holdings Corp., 9.25%, 2020 (n)	3,775,000	4,124,188
Navios Maritime Acquisition Corp., 8.125%, 2021 (n)	2,540,000	2,590,800
Navios Maritime Holding, Inc., 7.375%, 2022 (n)	2,980,000	3,002,350
Navios South American Logistics, Inc., 9.25%, 2019	2,256,000	2,416,740
Stena AB, 7%, 2024 (n)	2,975,000	3,034,500
Swift Services Holdings, Inc., 10%, 2018	5,265,000	5,804,663
Syncreon Group BV/Syncre, 8.625%, 2021 (n)	2,140,000	2,214,900
Ultrapetrol (Bahamas) Ltd., 8.875%, 2021	1,571,000	1,688,825

		$36,354,654
Utilities - Electric Power - 2.5%
AES Corp., 7.375%, 2021	$2,030,000	$2,248,225
Calpine Corp., 7.875%, 2020 (n)	2,524,000	2,763,780
Calpine Corp., 6%, 2022 (n)	475,000	491,625

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
Covanta Holding Corp., 7.25%, 2020	$4,290,000	$4,665,375
Energy Future Holdings Corp., 10%, 2020	3,472,000	3,671,640
Energy Future Holdings Corp., 10%, 2020 (n)	2,580,000	2,715,450
InterGen N.V., 7%, 2023 (n)	2,375,000	2,446,250
NRG Energy, Inc., 8.25%, 2020	4,025,000	4,397,313
NRG Energy, Inc., 6.25%, 2022 (z)	1,440,000	1,443,600
NRG Energy, Inc., 6.625%, 2023	1,915,000	1,955,694
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)	1,080,000	796,500

		$27,595,452
Total Bonds (Identified Cost, $1,018,219,072)		$1,048,277,487

Floating Rate Loans (g)(r) - 2.0%
Aerospace - 0.1%
TransDigm, Inc., Term Loan C, 3.75%, 2020	$1,454,241	$1,463,330

Conglomerates - 0.1%
Silver II U.S. Holdings LLC, Term Loan B, 4%, 2019	$958,345	$961,939

Consumer Services - 0.1%
Realogy Corp., Term Loan B, 4.5%, 2020	$867,324	$872,745

Energy - Independent - 0.1%
MEG Energy Corp., Term Loan B, 3.75%, 2020	$1,429,699	$1,440,719

Entertainment - 0.1%
Cedar Fair LP, Term Loan B, 3.25%, 2020	$1,073,015	$1,075,697

Food & Beverages - 0.2%
Aramark Corp., Term Loan D, 4%, 2019	$1,469,080	$1,476,411
H.J. Heinz Co., Term Loan B2, 3.5%, 2020	699,400	705,993

		$2,182,404
Gaming & Lodging - 0.1%
Hilton Worldwide, Term Loan B, 3.93%, 2020	$1,205,280	$1,213,081

Medical & Health Technology & Services - 0.1%
Community Health Systems, Inc., Term Loan, 2021 (o)	$552,218	$557,839

Metals & Mining - 0.2%
Fortescue Metals Group Ltd., Term Loan B, 4.25%, 2019	$1,699,515	$1,718,104

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Floating Rate Loans (g)(r) - continued
Retailers - 0.2%
Rite Aid Corp., Term Loan, 4.87%, 2021	$937,939	$953,181
Toys ‘‘R’’ Us, Inc., Term Loan B, 6%, 2019	1,935,490	1,833,876

		$2,787,057
Transportation - Services - 0.5%
American Commercial Lines, Inc., Term Loan, 7.5%, 2019	$5,279,676	$5,253,278

Utilities - Electric Power - 0.2%
Calpine Construction Finance Co., Term Loan B, 3%, 2020	$2,632,932	$2,620,591
Total Floating Rate Loans (Identified Cost, $22,073,099)		$22,146,784

Common Stocks - 0.0%
Automotive - 0.0%
Accuride Corp. (a)	48,891	$186,275

Energy - Independent - 0.0%
SandRidge Energy, Inc. (a)	490	$3,014
Total Common Stocks (Identified Cost, $712,172)		$189,289

Convertible Bonds - 0.2%
Network & Telecom - 0.2%
Nortel Networks Corp., 2.125%, 2014 (a)(d) (Identified Cost, $1,784,200)	$1,805,000	$1,802,744

Preferred Stocks - 0.3%
Other Banks & Diversified Financials - 0.3%
Ally Financial, Inc., 7% (z)	1,639	$1,586,296
GMAC Capital Trust I, 8.125%	83,650	2,290,337
Total Preferred Stocks (Identified Cost, $3,651,909)		$3,876,633

Money Market Funds - 0.9%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	9,978,615	$9,978,615
Total Investments (Identified Cost, $1,056,419,067)		$1,086,271,552

Other Assets, Less Liabilities - 2.5%		27,437,287
Net Assets - 100.0%		$1,113,708,839

(a)	Non-income producing security.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

23

Portfolio of Investments – continued

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $367,710,299, representing 33.0% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown, if any, represents the weighted average coupon rate for settled amounts.
(p)	Payment-in-kind security.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Ally Financial, Inc., 7% (Preferred Stock)	4/13/11-11/27/12	$1,552,313	$1,586,296
American Media, Inc., 13.5%, 2018	12/22/10-12/28/10	342,494	363,281
Arch Coal, Inc., 8%, 2019	12/12/13-1/23/14	1,458,088	1,451,363
Beverage Packaging Holdings Group, 6%, 2017	12/04/13	480,000	492,000
Blueline Rental Finance Corp., 7%, 2019	1/16/14	1,180,000	1,219,825
CCM Merger, Inc., 9.125%, 2019	12/09/13-1/14/14	3,497,233	3,460,400
CHS/Community Health Systems, Inc., 5.125%, 2021	1/15/14	700,000	704,375
CHS/Community Health Systems, Inc., 6.875%, 2022	1/15/14-1/22/14	2,429,286	2,439,500
Endo Finance Co., 5.75%, 2022	12/11/13	1,420,000	1,416,450
Headwaters, Inc., 7.25%, 2019	12/05/13-1/13/14	1,247,279	1,240,250
Icahn Enterprises LP, 6%, 2020	1/08/14	1,662,476	1,689,088
Jurassic Holdings III, Inc., 6.875%, 2021	1/24/14-1/27/14	2,191,900	2,195,925
Laredo Petroleum, Inc., 5.625%, 2022	1/13/14	470,000	467,650
Michaels Stores, Inc., 5.875%, 2020	12/16/13	710,000	710,000
NRG Energy, Inc., 6.25%, 2022	1/10/14	1,440,000	1,443,600
Northern Blizzard Resources, Inc., 7.25%, 2022	1/24/14-1/27/14	2,328,155	2,325,000
Prestige Brands, Inc., 5.375%, 2021	12/03/13-12/04/13	1,226,123	1,225,000
Salix Pharmaceuticals Ltd., 6%, 2021	12/12/13-12/13/13	1,693,601	1,740,975
Sprint Corp., 7.125%, 2024	12/09/13-1/23/14	1,575,926	1,567,800
Taminco Global Chemical Corp., 9.75%, 2020	12/12/13	3,547,878	3,519,950
Total Restricted Securities			$31,258,728
% of Net assets			2.8%

24

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 1/31/14

Forward Foreign Currency Exchange Contracts at 1/31/14

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	EUR	Credit Suisse Group	6,857,524	4/11/14	$9,363,537	$9,248,996	$114,541

Swap Agreements at 1/31/14

Expiration	Currency	Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Credit Default Swap Agreements
12/20/17	USD	15,000,000	Deutsche Bank (a)	5.00% (fixed rate)	(1)	$1,294,520

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the CDX.NA.HY.19 Index, a B rated credit default index. The fund entered into the contract to manage market/sector exposure.
(a)	Net unamortized premiums paid by the fund amounted to $881,016.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At January 31, 2014, the fund had cash collateral of $40,000 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

25

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 1/31/14

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,046,440,452)	$1,076,292,937
Underlying affiliated funds, at cost and value	9,978,615
Total investments, at value (identified cost, $1,056,419,067)	$1,086,271,552
Restricted cash	40,000
Receivables for
Forward foreign currency exchange contracts	114,541
Investments sold	14,144,489
Fund shares sold	818,073
Interest and dividends	20,343,488
Swaps, at value (net unamortized premiums paid, $881,016)	1,294,520
Other assets	8,393
Total assets	$1,123,035,056
Liabilities
Payable to custodian	$512,131
Payables for
Investments purchased	7,122,986
Fund shares reacquired	1,610,793
Payable to affiliates
Shareholder servicing costs	23
Administrator	96
Accrued expenses and other liabilities	80,188
Total liabilities	$9,326,217
Net assets	$1,113,708,839
Net assets consist of
Paid-in capital	$1,087,981,125
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	30,378,001
Accumulated distributions in excess of net realized gain on investments and foreign currency	(3,689,220)
Accumulated distributions in excess of net investment income	(961,067)
Net assets	$1,113,708,839
Shares of beneficial interest outstanding	113,086,384
Net asset value per share (net assets of $1,113,708,839 / 113,086,384 shares of beneficial interest outstanding)	$9.85

See Notes to Financial Statements

26

Financial Statements

STATEMENT OF OPERATIONS

Period ended 1/31/14 (c)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$59,779,444
Dividends	284,489
Dividends from underlying affiliated funds	22,299
Total investment income	$60,086,232
Expenses
Shareholder servicing costs	$38
Administrative services fee	15,008
Custodian fee	112,398
Shareholder communications	6,844
Audit and tax fees	25,023
Legal fees	10,669
Miscellaneous	25,320
Total expenses	$195,300
Fees paid indirectly	(584)
Reduction of expenses by investment adviser	(1,849)
Net expenses	$192,867
Net investment income	$59,893,365
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$7,919,740
Swap agreements	427,891
Foreign currency	(511,609)
Net realized gain (loss) on investments and foreign currency	$7,836,022
Change in unrealized appreciation (depreciation)
Investments	$(12,702,933)
Swap agreements	413,504
Translation of assets and liabilities in foreign currencies	112,012
Net unrealized gain (loss) on investments and foreign currency translation	$(12,177,417)
Net realized and unrealized gain (loss) on investments and foreign currency	$(4,341,395)
Change in net assets from operations	$55,551,970

(c)	For the period from the commencement of the fund’s investment operations, March 25, 2013, through the stated period end.

See Notes to Financial Statements

27

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Change in net assets
From operations	Period ended 1/31/14 (c )
Net investment income	$59,893,365
Net realized gain (loss) on investments and foreign currency	7,836,022
Net unrealized gain (loss) on investments and foreign currency translation	(12,177,417)
Change in net assets from operations	$55,551,970
Distributions declared to shareholders
From net investment income	$(63,296,637)
From net realized gain on investments	(7,958,402)
Total distributions declared to shareholders	$(71,255,039)
Change in net assets from fund share transactions	$1,129,411,908
Total change in net assets	$1,113,708,839
Net assets
At beginning of period	—
At end of period (including accumulated distributions in excess of net investment income of $961,067)	$1,113,708,839

(c)	For the period from the commencement of the fund’s investment operations, March 25, 2013, through the stated period end.

See Notes to Financial Statements

28

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Period ended 1/31/14 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.55
Net realized and unrealized gain (loss) on investments and foreign currency	(0.04)
Total from investment operations	$0.51
Less distributions declared to shareholders
From net investment income	$(0.59)
From net realized gain on investments	(0.07)
Total distributions declared to shareholders	$(0.66)
Net asset value, end of period (x)	$9.85
Total return (%) (r)(s)(x)	5.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.02	(a)
Expenses after expense reductions (f)	0.02	(a)
Net investment income	6.54	(a)
Portfolio turnover	42	(n)
Net assets at end of period (000 omitted)	$1,113,709

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, March 25, 2013, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	Total returns have been calculated on net asset values which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

29

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS High Yield Pooled Portfolio (the fund) is a series of MFS Series Trust III (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. This fund is available only to investment companies managed by MFS. MFS does not receive a management fee from this fund.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period, the fund adopted the disclosure provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of financial position or subject to an enforceable Master Netting Agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. The disclosures required by ASU 2011-11, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

In June 2013, FASB issued Accounting Standards Update 2013-08 (“ASU 2013-08”) Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s

30

Notes to Financial Statements – continued

non-controlling ownership interest in another investment company.FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if

31

Notes to Financial Statements – continued

the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as forward foreign currency exchange contracts and swap agreements. The following is a summary of the levels used as of January 31, 2014 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$2,479,626	$1,586,296	$—	$4,065,922
Non-U.S. Sovereign Debt	—	2,479,805	—	2,479,805
Municipal Bonds	—	1,374,419	—	1,374,419
U.S. Corporate Bonds	—	850,797,335	—	850,797,335
Foreign Bonds	—	195,428,672	—	195,428,672
Floating Rate Loans	—	22,146,784	—	22,146,784
Mutual Funds	9,978,615	—	—	9,978,615
Total Investments	$12,458,241	$1,073,813,311	$—	$1,086,271,552

Other Financial Instruments
Swap Agreements	$—	$1,294,520	$—	$1,294,520
Forward Foreign Currency Exchange Contracts	—	114,541	—	114,541

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Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at January 31, 2014 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives
Foreign Exchange	Forward Foreign Currency Exchange	$114,541
Credit	Credit Default Swaps	1,294,520
Total		$1,409,061

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the period ended January 31, 2014 as reported in the Statement of Operations:

Risk	Swap Agreements	Foreign Currency	Investments (Purchased Options)
Foreign Exchange	$—	$(513,409)	$—
Equity	—	—	289,134
Credit	427,891	—	—
Total	$427,891	$(513,409)	$289,134

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Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the period ended January 31, 2014 as reported in the Statement of Operations:

Risk	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies
Foreign Exchange	$—	$114,541
Credit	413,504	—
Total	$413,504	$114,541

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular

34

Notes to Financial Statements – continued

security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Effective June 10, 2013, certain types of swaps (“cleared swaps”) are required to be

35

Notes to Financial Statements – continued

centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the swap agreement is novated to a central counterparty (the “clearinghouse”) immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. For uncleared swaps, that risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. Although not covered by an ISDA Master Agreement, the fund’s counterparty risk due to cleared swaps is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives

36

Notes to Financial Statements – continued

Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At January 31, 2014, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement. For uncleared swaps, counterparty risk is reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. For cleared swaps, the fund’s counterparty risk is mitigated by the clearinghouses’ margining requirements and financial safeguards in the event of a clearing broker default.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are

37

Notes to Financial Statements – continued

recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the period ended January 31, 2014, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

38

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last fiscal year is as follows:

1/31/14
Ordinary income (including any short-term capital gains)	$63,296,637
Long-term capital gains	7,958,402
Total distributions	$71,255,039

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 1/31/14
Cost of investments	$1,060,273,921
Gross appreciation	33,786,193
Gross depreciation	(7,788,562)
Net unrealized appreciation (depreciation)	$25,997,631
Undistributed ordinary income	6,155,826
Undistributed long-term capital gain	385,606
Post-October capital loss deferral	(313,726)
Other temporary differences	(6,497,623)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from MFS funds that invest in the fund.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC may receive payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the period ended January 31, 2014, out-of-pocket expenses amounted to $38. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the period ended January 31, 2014 was equivalent to an annual effective rate of 0.0016% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or to officers of the fund who are also officers of the

39

Notes to Financial Statements – continued

investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC. The independent Trustees currently are not receiving any payments for their services to the fund.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the period ended January 31, 2014, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $6,049 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $1,849, which is included in the reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On March 22, 2013, MFS purchased 3 shares of the fund for an aggregate amount of $30. On March 25, 2013, the fund recorded a tax-free exchange of shares of the fund for high income debt instruments, accrued interest, and cash from certain other MFS funds. The transfer was accomplished by a tax-free exchange by the fund of 101,722,062 shares valued at $1,017,220,613 for investments from certain other MFS funds valued at approximately $979,990,962, with a cost basis of approximately $937,435,544, accrued interest of approximately $18,451,190, and cash of approximately $18,778,461. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of the investments received from the other MFS funds were carried forward.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions, short-term obligations, and in-kind transactions, aggregated $543,828,669 and $437,851,974, respectively.

40

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Period ended 1/31/14 (c)
	Shares	Amount
Shares sold	20,852,835	$206,073,744
Shares issued in connection with in-kind transfer	101,722,062	1,017,220,613
Shares issued to shareholders in reinvestment of distributions	7,226,002	71,253,854
Shares reacquired	(16,714,515)	(165,136,303)
Net change	113,086,384	$1,129,411,908

(c)	For the period from the commencement of the fund’s investment operations, March 25, 2013, through the stated period end.

The fund is an MFS Pooled Portfolio, which is designed to be used by certain MFS funds to invest in a particular security type rather than invest in the security type directly. The fund is solely invested in by other MFS funds for the purpose of gaining exposure to high income debt instruments, rather than investing in high income debt instruments directly. The MFS funds do not invest in this fund for the purpose of exercising management or control. At the end of the period, the MFS Diversified Income Fund, MFS High Yield Opportunities Fund, MFS Strategic Income Fund, and MFS Strategic Income Portfolio were the owners of record of approximately 46%, 42%, 10%, and 2%, respectively, of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the period ended January 31, 2014, the fund’s commitment fee and interest expense were $3,201 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

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Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	324,275,363	(314,296,748)	9,978,615

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$22,299	$9,978,615

42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust III and the Shareholders of MFS High Yield Pooled Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Pooled Portfolio (one of the series comprising MFS Series Trust III) (the “Fund”) as of January 31, 2014, and the related statements of operations, changes in net assets, and the financial highlights for the period from March 25, 2013 (the commencement of operations) through January 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2014, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS High Yield Pooled Portfolio as of January 31, 2014, and the results of its operations, the changes in its net assets, and the financial highlights for the period from March 25, 2013 (the commencement of operations) through January 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts March 18, 2014

43

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of March 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618. It is expected that the Board will appoint Mr. Timothy M. Fagan as Chief Compliance Officer of the MFS Funds on November 1, 2014.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 52)	Trustee	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller (age 62)	Trustee	February 2014

Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member; BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco (investment management), UK, Director (until 2014)

N/A

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Robert E. Butler (age 72)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 69)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	Private investor	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President	N/A
Christopher R. Bohane (k) (age 40)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach and Mr. Buller) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

47

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
William Adams David Cole

48

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Commentary & Announcements” and “Market Outlooks” sections of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2014 income tax forms in January 2015. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $9,716,000 as capital gain dividends paid during the fiscal year.

49

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

51

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the “Funds” and singularly as a “Fund”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

As described in the introductory note to this Form N-CSR, effective March 31, 2014, MFS High Yield Opportunities Fund was redesignated as MFS Global High Yield Fund.

For the fiscal years ended January 31, 2014 and 2013, audit fees billed to the Funds by Deloitte and E&Y were as follows:

	Audit Fees
	2014	2013
Fees billed by Deloitte:
MFS High Income Fund	67,047	66,261
MFS High Yield Opportunities Fund	71,576	70,737
MFS High Yield Pooled Portfolio	15,800	N/A	**

Total	154,423	136,998

	Audit Fees
	2014	2013
Fees billed by E&Y:
MFS Municipal High Income Fund	49,928	49,345

For the fiscal years ended January 31, 2014 and 2013, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[3]
	2014	2013		2014	2013		2014	2013
Fees billed by Deloitte:
To MFS High Income Fund	0	0		8,236	8,138		1,344	845
To MFS High Yield Opportunities Fund	0	0		6,366	6,291		1,263	845
To MFS High Yield Pooled Portfolio	0	N/A	**	8,000	N/A	**	1,082	N/A	**
Total fees billed by Deloitte To above Funds	0	0		22,602	14,429		3,689	1,690

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[3]
	2014	2013		2014	2013		2014	2013
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS High Income Fund*	1,942,984	1,135,938	[5]	0	0		0	0
To MFS and MFS Related Entities of MFS High Yield Opportunities Fund*	1,942,984	1,135,938	[5]	0	0		0	0
To MFS and MFS Related Entities of MFS High Yield Pooled Portfolio*	1,942,984	1,135,938	**	0	0		0	0

	Aggregate Fees for Non-audit Services
	2014	2013
Fees billed by Deloitte:
To MFS High Income Fund, MFS and MFS Related Entities#	1,967,384	1,286,491	[5]
To MFS High Yield Opportunities Fund, MFS and MFS Related Entities#	1,965,433	1,284,644	[5]
To MFS High Yield Pooled Portfolio, MFS and MFS Related Entities#	1,966,886	1,277,508	**

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2014	2013	2014	2013	2014	2013
Fees billed by E&Y:
To MFS Municipal High Income Fund	0	0	9,095	8,987	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2014	2013	2014	2013	2014	2013
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Municipal High Income Fund*	0	0	0	0	0	0

	Aggregate Fees for Non-audit Services
	2014	2013
Fees billed by E&Y:
To MFS Municipal High Income Fund, MFS and MFS Related Entities#	37,095	53,987

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

**	MFS High Yield Pooled Portfolio commenced investment operations in March 2013.
#	This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to the review of internal controls and Rule 38a-1 compliance program.

[4]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[5]	Fees reported in 2013 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended January 31, 2013.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST III

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: March 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: March 18, 2014

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: March 18, 2014

*	Print name and title of each signing officer under his or her signature.